                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                       Investment Company Act File Number:
                                    811-5577

                             The Glenmede Fund, Inc.
               (Exact Name of Registrant as Specified in Charter)

                              200 Clarendon Street
                           Boston, Massachusetts 02116
               (Address of Principal Executive Offices)(Zip Code)

                             Michael P. Malloy, Esq.
                                    Secretary
                           Drinker Biddle & Reath LLP
                                One Logan Square
                              18th & Cherry Streets
                           Philadelphia, PA 19103-6996
                     (Name and Address of Agent for Service)

               Registrant's Telephone Number, including Area Code:
                                 1-800-442-8299

                    Date of Fiscal Year End: October 31, 2004

                   Date of Reporting Period: October 31, 2004

ITEM 1.  REPORTS TO STOCKHOLDERS.

  Annual Report for the period November 1, 2003 through October 31, 2004 is filed herewith.

GLENMEDE


THE GLENMEDE FUND, INC.
THE GLENMEDE PORTFOLIOS


ANNUAL REPORT
OCTOBER 31, 2004

     The performance for each of the portfolios shown on pages 5 to 17 represents past performance and is not a guarantee of future results. A portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than their original cost. An investment in a portfolio is neither insured nor guaranteed by the US Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency or bank. The yields of money market funds will fluctuate as market conditions change. Although the money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds. Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.
     The reports concerning the portfolios included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the portfolios in the future. These statements are based on the adviser's or sub-adviser's predictions and expectations concerning certain future events and their expected impact on the portfolios, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the portfolios. The adviser or sub-adviser, as applicable, believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

               THE GLENMEDE FUND, INC. AND THE GLENMEDE PORTFOLIOS
                               PRESIDENT'S LETTER

Dear Shareholder:

     We are pleased to present the investment results of the 16th year of The Glenmede family of funds. In 1988, four portfolios were created to more efficiently manage Glenmede's international equity, fixed income and cash products for Glenmede's clients. Since the inception of the Funds, small cap equity, large cap equity and municipal portfolios have been added.

     At the fiscal year end on October 31, 2004, The Glenmede Fund, Inc. and The Glenmede Portfolios (collectively the "Glenmede Funds") consisted of thirteen portfolios with total assets of $3.5 billion. These included two EAFE International Portfolios, International and Institutional International, which are sub-advised and advised respectively by Philadelphia International Advisors LP ("PIA"). The Glenmede Trust Company formed the PIA partnership with members of their International Equity team on January 1, 2002 to allow them to focus entirely on the international equity products. These portfolios account for 51% of the fund family's assets as of October 31, 2004.

     All of the Glenmede Funds, other than the money market funds, are managed to seek long-term total returns consistent with reasonable risk to principal for their asset category.(1) Efforts are made to keep expenses at competitive levels and to minimize tax consequences for our clients. All of the internally managed portfolios use a quantitative style of investing. This year two new funds were added to the Glenmede family of funds, the Large Cap 100 Portfolio and the Large Cap Growth Portfolio. These funds use a proprietary multi-factor computer model to select stocks. I hope that you will find the following highlights of the Glenmede Large Cap Value, Large Cap 100 and Large Cap Growth Portfolios interesting.

     This fiscal year ending October 31, 2004 showed positive returns across all asset classes. The S&P 500 Index(2) returned 9.41% and the Lehman Brothers Aggregate Bond Index(3) returned 5.53% for the fiscal year ending October 31, 2004. The MSCI EAFE Index(4) performed better than domestic stocks for the fiscal year returning 18.84%.(5)

     The Federal Reserve reversed course and began raising interest rates as a result of an improving economy. There were three increases in the Fed Funds Target rate, from 1.00% to 1.75% during the fiscal year ended October 31, 2004. The yield curve flattened during the period with three-month bills rising 97 basis points in yield and the 30-year Treasury bond dropping 30 basis points. Correlating with strong equity markets, corporate bonds were the best performing sector resulting in the Lehman US Credit Index(6) returning 6.59% versus the return on the Lehman MBS Fixed Rate Index(7) of 5.57% and the return on the Lehman US Government Bond Index(8) of 4.83%.

     We welcome any questions about the Glenmede Funds and thank our clients for their continued support.

                                                        Sincerely,

                                                        /s/ Mary Ann B. Wirts

                                                        Mary Ann B. Wirts
                                                        PRESIDENT


November 26, 2004

----------
(1) MUTUAL FUND INVESTING INVOLVES RISKS. PRINCIPAL LOSS IS POSSIBLE. THE INTERNATIONAL, INSTITUTIONAL INTERNATIONAL, LARGE CAP 100 AND LARGE CAP GROWTH PORTFOLIOS MAY INVEST IN FOREIGN SECURITIES WHICH WILL INVOLVE GREATER VOLATILITY AND POLITICAL, ECONOMIC AND CURRENCY RISKS AND DIFFERENCES IN ACCOUNTING METHODS. THE SMALL CAP EQUITY PORTFOLIOS INVEST IN SMALLER COMPANIES, WHICH WILL INVOLVE ADDITIONAL RISKS SUCH AS LIMITED LIQUIDITY AND GREATER VOLATILITY.

(2) The S&P 500 Stock Index is a market capitalization weighted index comprised of 500 widely held common stocks.

(3) The Lehman Brothers Aggregate Bond Index is an unmanaged index made up of the Lehman Brothers Government/Credit Bond Index, Mortgage Backed Securities Index, and Asset Backed Securities Index.

(4) The Morgan Stanley EAFE Index is an unmanaged capitalization weighted composite portfolio consisting of equity total returns of countries in Australia, New Zealand, Europe and the Far East.

(5) Please refer to Portfolio Highlights of the Annual Report for fund performance information.

(6) The Lehman Brothers US Credit Index measures the performance of a large group of high quality corporate bonds with maturities greater than one year.

(7) The Lehman Brothers MBS Fixed Rate Index, an unmanaged index measuring the performance of mortgage-backed pass-through securities of Ginnie Mae
     (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC). This index is formed by grouping the universe of over 600,000 individual fixed rate MBS pools into approximately 3,500 generic aggregates.

(8) The Lehman Brothers US Government Bond Index is an unmanaged total return index comprised of all public obligations of the U.S. Treasury, U.S. government agencies, quasi-federal agencies, and corporate debt guaranteed by the U.S. government.

Past performance is no guarantee of future results.

This material must be preceded or accompanied by a current prospectus.

The Glenmede Fund, Inc. and the Glenmede Portfolios are distributed by Quasar Distributors, LLC. 12/04.

                             THE GLENMEDE FUND, INC.

                                   INSIDE THE
                            LARGE CAP VALUE PORTFOLIO

[PHOTO OF GEORGE FOLEY]

     Glenmede's Large Cap Value Portfolio was started in 1993. In October, 2001, George Foley, became lead portfolio manager of the Large Cap Team and has directed the Portfolio to its solid three-year performance record.(1) George and Erik Hagar, CFA, manage the Portfolio utilizing an investment process developed at Glenmede.

     BUILDING THE PORTFOLIO: Glenmede's investment approach for the Large Cap Value Portfolio begins with the application of a multi-factor model that ranks all US stocks (with capitalizations greater than $1.5 billion) plus ADRs with a capitalization of $25 billion or more. Stocks that rank in the top 25% of each sector by the model are then analyzed from a fundamental perspective. The portfolio managers seek stocks that they believe are undervalued relative to their industry/sector peers but that also appear to possess a catalyst for near and long-term business success. The Portfolio is managed for total return over the long-term and therefore seeks both price appreciation and dividend yield.

     DIVERSIFICATION AND RISK MANAGEMENT: The Portfolio typically invests in between 45-60 stocks, spread across ten economic sectors. No one company will be allocated more than 5% of the Portfolio's assets. Through the application of an eclectic sell discipline, stocks become "sell candidates" under a number of circumstances that include a drop in model rank, price performance that exceeds valuation, and achievement or failure of fundamental expectations.

     The Large Cap Value Portfolio's investment process is supported by a team of three quantitative analysts, six fundamental analysts, and three senior traders.

----------
(1) Please refer to Portfolio Highlights on page 10 for detailed performance figures.

                             THE GLENMEDE FUND, INC.

                                   INSIDE THE
                  LARGE CAP 100 AND LARGE CAP GROWTH PORTFOLIOS

[PHOTO OF VLADIMIR ("VAL") DE VASSAL]

     Introduced in February 2004, Glenmede's two quantitatively-based large cap portfolios are led by Vladimir ("Val") de Vassal, CFA, who joined Glenmede as Director of Quantitative Research in 1998. Val has over 20 years of asset management experience and has been managing equity portfolios for Glenmede since March 2002. Val is ably supported in portfolio management by Paul Sullivan, CFA, who has been with Glenmede for over 10 years. The third member of the quantitative team is Tom Quinn, CFA. In addition, the team gets active support from six fundamental analysts, three experienced equity traders as well as senior high net worth and institutional portfolio managers.

     Glenmede believes that a portfolio of large cap stocks, constructed with a disciplined blend of proprietary, multifactor models and downside risk screens, will achieve superior long-term performance. The Glenmede quantitative portfolios are managed based on the following investment process:

     - MULTIFACTOR MODELS. The first stage in the investment process is the creation of multi-factor models to rank the relative attractiveness of stocks within the large cap and large cap growth universes. The team performs extensive historical backtests for each market sector to find which combination of factors and weightings produces equity portfolios with relatively consistent outperformance versus the average stock. Based on these multi-factor models, stock ranking screens are run on a monthly basis to identify attractive and unattractive stocks.

     - DOWNSIDE RISK SCREENS. To help reduce downside risk, the quantitative team uses several screens to identify stocks that may have a greater risk for a price decline. These screens include multi-factor sell models, proprietary earnings surprise signals, stock quality rankings and company debt ratings.

     - OPPORTUNITY LISTS. For the Large Cap 100 Portfolio, the multifactor models and downside risk screens are applied to a large cap universe of Russell 1000 stocks, other domestic large cap stocks and ADRs to determine an opportunity list of stocks for buying consideration. For the Large Cap Growth Portfolio, the Russell 1000 Growth universe is used for stock selection.

     - PORTFOLIO OPTIMIZATION. Based on the multifactor models and the opportunity lists, the two Portfolios are optimized to provide broad diversification across sectors, industries, and individual companies, while controlling turnover and limiting tax consequences.

     We believe the proprietary multifactor models and disciplined investment processes will provide successful portfolios for the long-term. The goals of the Portfolios are to create strong return performance with broad diversification and relatively lower risk.

                             THE GLENMEDE FUND, INC.

                            GOVERNMENT CASH PORTFOLIO
                              PORTFOLIO HIGHLIGHTS
                                OCTOBER 31, 2004

                           AVERAGE ANNUAL TOTAL RETURN

                                                                    iMONEYNET'S
                                                                    GOVERNMENT
GOVERNMENT CASH PORTFOLIO                                       ALL AVERAGE(TM)(1)
-------------------------                                       ------------------
Year ended 10/31/04                                   1.05%           0.66%
Five Years ended 10/31/04                             3.01%           2.54%
Ten Years ended 10/31/04                              4.25%           3.76%
Inception (11/7/88) through 10/31/04                  4.86%           4.35%

                                   7-DAY(2)         7-DAY(2)
GOVERNMENT CASH PORTFOLIO       CURRENT YIELD    EFFECTIVE YIELD
-------------------------       -------------    ---------------
As of 10/31/04                      1.62%             1.63%

     During the past fiscal year, the Government Cash Portfolio outperformed the iMoneyNet's Government All Average(TM)(1) due to its use of overnight and term mortgage-backed securities repurchase agreements. This strategy plus the low expense ratio enhanced the yield while maintaining a high quality diversified portfolio of money market instruments.

[CHART]

                HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN
                          GOVERNMENT CASH PORTFOLIO VS.
                    iMONEYNET'S GOVERNMENT ALL AVERAGE(TM)(1)
                            11/7/88 THROUGH 10/31/04

              GLENMEDE GOVERNMENT          iMONEYNET'S GOVERNMENT
                CASH PORTFOLIO*               ALL AVERAGE*(1)
Nov-1988          $    10,000                   $    10,000
Oct-1989          $    10,927                   $    10,809
Oct-1990          $    11,846                   $    11,667
Oct-1991          $    12,627                   $    12,382
Oct-1992          $    13,156                   $    12,842
Oct-1993          $    13,575                   $    13,196
Oct-1994          $    14,091                   $    13,640
Oct-1995          $    14,918                   $    14,373
Oct-1996          $    15,733                   $    15,092
Oct-1997          $    16,603                   $    15,852
Oct-1998          $    17,537                   $    16,656
Oct-1999          $    18,413                   $    17,405
Oct-2000          $    19,546                   $    18,384
Oct-2001          $    20,495                   $    19,182
Oct-2002          $    20,894                   $    19,454
Oct-2003          $    21,134                   $    19,590
Oct-2004          $    21,356                   $    19,720

                  * Assumes the reinvestment of all dividends.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE TOTAL RETURN SHOWN. PLEASE CALL THE FUND AT 1-800-442-8299 TO OBTAIN THE MOST RECENT MONTH-END RETURNS. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO. RETURNS DO NOT REFLECT TAXES THAT THE SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(1) iMoneyNet's Government All Average(TM) is comprised of money market funds investing in U.S. treasury securities and government agency obligations. It is not possible to invest directly in an index. Benchmark return is for the period beginning November 30, 1988.
(2) "Current Yield" also referred to as the "SEC Yield," refers to the income generated by an investment in the Fund over a 7-day period. This income is then "annualized." The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment. The yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

                             THE GLENMEDE FUND, INC.

                            TAX-EXEMPT CASH PORTFOLIO
                              PORTFOLIO HIGHLIGHTS
                                OCTOBER 31, 2004

                           AVERAGE ANNUAL TOTAL RETURN

                                                                     iMONEYNET'S
                                                                  TAX-FREE NATIONAL
TAX-EXEMPT CASH PORTFOLIO                                       RETAIL AVERAGE(TM)(1)
-------------------------                                       ---------------------
Year ended 10/31/04                                   0.90%             0.48%
Five Years ended 10/31/04                             1.96%             1.56%
Ten Years ended 10/31/04                              2.69%             2.26%
Inception (11/10/88) through 10/31/04                 3.24%             2.83%

                                     7-DAY               7-DAY
TAX-EXEMPT CASH PORTFOLIO       CURRENT YIELD(2)   EFFECTIVE YIELD(2)
-------------------------       ----------------   ------------------
As of 10/31/04                       1.51%               1.52%

     The Tax-Exempt Cash Portfolio has outperformed iMoneyNet's National Retail Tax-Free Average(TM)(1) in all of the periods shown above. During the past fiscal year, the strategy of maintaining a shorter average maturity, which increases yield when rates rise or when there is a greater supply of short-term securities, combined with a low expense ratio has resulted in good relative performance.

[CHART]

                HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN
                          TAX-EXEMPT CASH PORTFOLIO VS.
               iMONEYNET'S NATIONAL RETAIL TAX-FREE AVERAGE(TM)(1)
                            11/10/88 THROUGH 10/31/04

             GLENMEDE TAX-EXEMPT    iMONEYNET'S TAX-FREE NATIONAL
              CASH PORTFOLIO*          RETAIL AVERAGE(TM)*(1)
Nov-1988        $    10,000                 $    10,000
Oct-1989        $    10,627                 $    10,510
Oct-1990        $    11,249                 $    11,103
Oct-1991        $    11,792                 $    11,623
Oct-1992        $    12,183                 $    11,980
Oct-1993        $    12,469                 $    12,235
Oct-1994        $    12,776                 $    12,503
Oct-1995        $    13,257                 $    12,925
Oct-1996        $    13,710                 $    13,331
Oct-1997        $    14,184                 $    13,755
Oct-1998        $    14,667                 $    14,190
Oct-1999        $    15,111                 $    14,579
Oct-2000        $    15,697                 $    15,088
Oct-2001        $    16,159                 $    15,492
Oct-2002        $    16,361                 $    15,635
Oct-2003        $    16,505                 $    15,713
Oct-2004        $    16,654                 $    15,788

         * Assumes the reinvestment of all dividends and distributions.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE TOTAL RETURN SHOWN. PLEASE CALL THE FUND AT 1-800-442-8299 TO OBTAIN THE MOST RECENT MONTH-END RETURNS. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

(1) iMoneyNet's National Retail Tax-Free Average(TM) is comprised of money market funds investing in fixed-income securities issued by state and local governments. Generally, interest payments on securities qualify for exemption from Federal income taxes. Funds may also own municipal securities subject to the alternative minimum tax. It is not possible to invest directly in an index. Benchmark return is for the period beginning November 30, 1988.
(2) "Current Yield" also referred to as the "SEC Yield," refers to the income generated by an investment in the Fund over a 7-day period. This income is then "annualized." The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment. The yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

                             THE GLENMEDE FUND, INC.

                           CORE FIXED INCOME PORTFOLIO
                              PORTFOLIO HIGHLIGHTS
                                OCTOBER 31, 2004

                           AVERAGE ANNUAL TOTAL RETURN

                                                        LEHMAN BROTHERS           LIPPER
                                                           AGGREGATE            INTERMEDIATE
                                                             BOND               US GOVERNMENT
CORE FIXED INCOME PORTFOLIO                                INDEX(1)             FUND INDEX*(1)
---------------------------                         ----------------------      --------------
Year ended 10/31/04                        5.07%              5.53%                 3.78%
Five Years ended 10/31/04                  7.08%              7.58%                 6.60%
Ten Years ended 10/31/04                   7.19%              7.76%                 6.65%
Inception (11/17/88) through 10/31/04      7.64%              8.06%                 6.22%

     The Core Fixed Income Portfolio returned 5.07% for the year ended October 31, 2004, outperforming the Lipper Intermediate US Government Fund Index and underperforming the Lehman Brothers Aggregate Bond Index. The Portfolio's underperformance versus the Lehman Brothers Aggregate Bond Index can be attributed to an underweight in lower tier quality corporate securities. The BBB corporate sector of the Lehman Aggregate Index performed extremely well, as the economy and corporate earnings continued to show signs of improvement. Diversification, liquidity, and low risk themes dominate the Portfolio's investment discipline. The Portfolio seeks to add value utilizing sector and security selection while maintaining market neutral interest rate risk.

[CHART]

                HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN
                         CORE FIXED INCOME PORTFOLIO VS.
                    LEHMAN BROTHERS AGGREGATE BOND INDEX AND
                  LIPPER INTERMEDIATE US GOVERNMENT FUND INDEX*
                            11/17/88 THROUGH 10/31/04

                GLENMEDE CORE FIXED      INDEX: LEHMAN BROTHERS      INDEX: LIPPER INTERMEDIATE US
                INCOME PORTFOLIO**       AGGREGATE BOND INDEX**         GOVERNMENT FUND INDEX**
Nov-1988            $    10,000               $    10,000                     $    10,000
Oct-1989            $    11,120               $    11,190                     $    11,284
Oct-1990            $    12,045               $    11,896                     $    10,515
Oct-1991            $    13,821               $    13,777                     $    11,937
Oct-1992            $    15,112               $    15,132                     $    13,006
Oct-1993            $    16,682               $    16,928                     $    14,306
Oct-1994            $    16,177               $    16,307                     $    13,746
Oct-1995            $    18,128               $    18,859                     $    15,485
Oct-1996            $    19,194               $    19,961                     $    16,242
Oct-1997            $    20,850               $    21,735                     $    17,531
Oct-1998            $    22,793               $    23,762                     $    19,092
Oct-1999            $    23,001               $    23,887                     $    19,021
Oct-2000            $    24,426               $    25,630                     $    20,310
Oct-2001            $    28,111               $    29,360                     $    23,205
Oct-2002            $    29,849               $    31,090                     $    24,565
Oct-2003            $    30,822               $    32,615                     $    25,224
Oct-2004            $    32,385               $    34,419                     $    26,177

* Index commenced 12/31/89. The Index starts at $11,284, which is the value of the fund in the graph on this date. Thus comparison to the Fund's inception is not provided.
**   Assumes the reinvestment of all dividends and distributions.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE TOTAL RETURN SHOWN. PLEASE CALL THE FUND AT 1-800-442-8299 TO OBTAIN THE MOST RECENT MONTH-END RETURNS. RETURNS DO NOT REFLECT TAXES THAT THE SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(1) The Lehman Brothers Aggregate Bond Index is an unmanaged index made up of the Lehman Brothers Government/Credit Bond Index, Mortgage Backed Securities Index, and Asset Backed Securities Index. The Lipper Intermediate U.S. Government Fund Index is comprised of the 30 largest funds in the Lipper Intermediate U.S. Government Fund classification. This classification consists of funds that invest at least 65% of their assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities with dollar-weighted average maturities of 5 to 10 years. Total return consists of price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced by market capitalization each month. It is not possible to invest directly in an index. Benchmark returns are for the periods beginning November 30, 1988 for Lehman Brothers Aggregate Bond Index and December 31, 1989 for Lipper Intermediate US Government Fund Index.

                             THE GLENMEDE FUND, INC.

                           STRATEGIC EQUITY PORTFOLIO
                              PORTFOLIO HIGHLIGHTS
                                OCTOBER 31, 2004

                           AVERAGE ANNUAL TOTAL RETURN

                                                                     DOW JONES IND.      S&P 500     LIPPER LARGE CAP
                                                                         MONTHLY          STOCK          CORE FUND
STRATEGIC EQUITY PORTFOLIO                                            REINVESTED(1)     INDEX(1)         INDEX(1)
--------------------------                                           --------------     --------     ----------------
Year ended 10/31/04                                          7.53%        4.45%           9.41%            6.92%
Five Years ended 10/31/04                                   (3.10)%       0.58%          (2.21)%          (2.58)%
Ten Years ended 10/31/04                                     9.42%       12.10%          11.00%            9.23%
Inception (07/20/89) through 10/31/04                        9.16%       11.95%          10.62%            9.22%

     During the past fiscal year, the Strategic Equity Portfolio underperformed the S&P 500 Stock Index but outperformed its peer group. The Portfolio's overweight allocation to larger market capitalization stocks negatively impacted performance relative to the S&P 500 as smaller market capitalization stocks within the index provided more consistent and robust earnings growth. The Portfolio invests in companies that we believe are high quality with good growth prospects and attractively valued. In order to identify stocks that meet these criteria, the Portfolio combines our proprietary quantitative model with the insight of our fundamental research analysts.

[CHART]

                HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN
               STRATEGIC EQUITY PORTFOLIO VS. S&P 500 STOCK INDEX,
        DOW JONES INDUSTRIAL AVERAGE AND LIPPER LARGE CAP CORE FUND INDEX
                            7/20/89 THROUGH 10/31/04

                    GLENMEDE STRATEGIC   INDEX: S&P 500       DOW JONES        INDEX: LIPPER LARGE CAP
                     EQUITY PORTFOLIO*    STOCK INDEX*    INDUSTRIAL AVERAGE*     CORE FUND INDEX*
Jul-1989                $   10,000         $   10,000         $   10,000            $   10,000
Oct-1989                $   10,127         $    9,918         $   10,042            $    9,984
Oct-1990                $    8,978         $    9,177         $    9,633            $    9,163
Oct-1991                $   12,103         $   12,250         $   12,519            $   12,274
Oct-1992                $   13,146         $   13,470         $   13,566            $   13,348
Oct-1993                $   15,329         $   15,483         $   15,930            $   15,574
Oct-1994                $   15,514         $   16,081         $   17,387            $   15,930
Oct-1995                $   19,203         $   20,333         $   21,729            $   19,376
Oct-1996                $   24,705         $   25,233         $   28,194            $   23,433
Oct-1997                $   33,696         $   33,336         $   35,464            $   30,101
Oct-1998                $   36,054         $   40,667         $   41,677            $   35,558
Oct-1999                $   44,664         $   51,105         $   52,923            $   43,880
Oct-2000                $   48,456         $   54,218         $   54,950            $   48,108
Oct-2001                $   37,224         $   40,546         $   46,262            $   35,926
Oct-2002                $   31,564         $   34,396         $   43,664            $   30,812
Oct-2003                $   35,487         $   41,545         $   52,021            $   36,008
Oct-2004                $   38,160         $   45,454         $   54,336            $   38,500

   * Assumes the reinvestment of all dividends and distributions, excluding withholding tax.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE TOTAL RETURN SHOWN. PLEASE CALL THE FUND AT 1-800-442-8299 TO OBTAIN THE MOST RECENT MONTH-END RETURNS. RETURNS DO NOT REFLECT TAXES THAT THE SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(1) The S&P 500 Stock Index is a market capitalization weighted index comprised of 500 widely held common stocks. The Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks. The average is computed by adding the prices of the 30 stocks and dividing by a denominator, which has been adjusted over the years for stock splits, stock dividends, and substitutions of stock. The Lipper Large Cap Core Fund Index is comprised of the 30 largest mutual funds in the Lipper Large Cap Core Funds classification. This classification consists of funds that invest at least 75% of their equity assets in companies with market capitalizations greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. It is not possible to invest directly in an index.
     Benchmark returns are for the period beginning July 31, 1989.

                             THE GLENMEDE FUND, INC.

                           SMALL CAP EQUITY PORTFOLIO
                              PORTFOLIO HIGHLIGHTS
                                OCTOBER 31, 2004

                           AVERAGE ANNUAL TOTAL RETURN

                                                                                                       LIPPER SMALL
SMALL CAP EQUITY PORTFOLIO -                                          RUSSELL 2000       S&P 500      CAPITALIZATION
   ADVISOR CLASS                                                     STOCK INDEX(1)  STOCK INDEX(1)   CORE INDEX*(1)
   -------------                                                     --------------  --------------   --------------
Year ended 10/31/04                                         13.90%       11.73%           9.41%           14.96%
Five Years ended 10/31/04                                   12.79%        7.74%          (2.21)%          10.66%
Ten Years ended 10/31/04                                    11.68%       10.13%          11.00%           11.76%
Inception (03/01/91) through 10/31/04                       12.08%       11.45%          10.69%            N/A

SMALL CAP EQUITY PORTFOLIO -
   INSTITUTIONAL CLASS(2)
   ----------------------
Year ended 10/31/04                                         14.13%       11.73%           9.41%           14.96%
Five Years ended 10/31/04                                   13.02%        7.74%          (2.21)%          10.66%
Inception (01/02/98) through 10/31/04                       12.19%       11.45%          10.69%            N/A

     The Small Cap Equity Portfolio has performed well, beating the Russell 2000 for the fiscal year ended October 31, 2004. The majority of our outperformance can be attributed to our overweight in Energy and our stock selection within the Technology sector. Additionally, the market emphasized higher quality stocks with earnings rather than speculative issues lacking earnings as it did in 2003.

[CHART]

                HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN
        SMALL CAP EQUITY PORTFOLIO ADVISOR CLASS VS. S&P 500 STOCK INDEX,
       RUSSELL 2000 STOCK INDEX AND LIPPER SMALL CAPITALIZATION CORE INDEX
                             3/1/91 THROUGH 10/31/04

                  GLENMEDE SMALL CAP           INDEX: S&P 500   INDEX: RUSSELL 2000      INDEX: LIPPER SMALL CAPITALIZATION
           EQUITY PORTFOLIO ADVISOR CLASS**    STOCK INDEX**       STOCK INDEX**                     CORE INDEX**
Mar-1991            $    10,000                 $    10,000         $    10,000                      $    10,000
Oct-1991            $    11,184                 $    10,828         $    11,610                      $    11,371
Oct-1992            $    11,443                 $    11,906         $    12,712                      $    10,358
Oct-1993            $    15,318                 $    13,679         $    16,832                      $    12,967
Oct-1994            $    15,754                 $    14,203         $    16,772                      $    13,259
Oct-1995            $    19,086                 $    17,951         $    19,850                      $    16,009
Oct-1996            $    22,563                 $    22,274         $    23,146                      $    19,186
Oct-1997            $    31,993                 $    29,402         $    29,935                      $    25,076
Oct-1998            $    26,124                 $    35,872         $    26,390                      $    21,237
Oct-1999            $    26,040                 $    45,079         $    30,314                      $    24,283
Oct-2000            $    31,621                 $    47,822         $    35,590                      $    30,998
Oct-2001            $    32,837                 $    35,758         $    31,071                      $    28,531
Oct-2002            $    31,090                 $    30,334         $    27,476                      $    25,934
Oct-2003            $    41,731                 $    36,640         $    39,391                      $    35,059
Oct-2004            $    47,533                 $    40,088         $    44,012                      $    40,304

* Index commenced 12/31/91. The Index starts at $11,371, which is the value of the fund in the graph on this date. Thus Fund inception comparisons are not provided.
**   Assumes the reinvestment of all dividends and distributions.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE TOTAL RETURN SHOWN. PLEASE CALL THE FUND AT 1-800-442-8299 TO OBTAIN THE MOST RECENT MONTH-END RETURNS. RETURNS DO NOT REFLECT TAXES THAT THE SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PERFORMANCE OF THE INSTITUTIONAL SHARES WILL VARY FROM THE ADVISOR SHARES DUE TO DIFFERENCES IN FEES.

(1) The S&P 500 Stock Index is a market capitalization weighted index comprised of 500 widely held common stocks. The Russell 2000 Index is an unmanaged market capitalization weighted total return index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Lipper Small Capitalization Core Index is comprised of the 30 largest funds in the Lipper Small Capitalization Core funds classification. This classification consists of funds that invest at least 75% of their equity assets in companies with market capitalizations less than 250% of the dollar weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. It is not possible to invest directly in an index.
(2) Average annual total return for the Institutional Shares includes the period from 03/01/91 through 10/31/03. Prior to the inception of the Institutional Shares on 01/02/98, performance for the Institutional Shares is based on the average annual total return of the Advisor Shares. Benchmark returns for the Russell 2000 Stock Index and the S&P 500 Stock Index are for the period beginning February 28, 1991.

                             THE GLENMEDE FUND, INC.

                            LARGE CAP VALUE PORTFOLIO
                              PORTFOLIO HIGHLIGHTS
                                OCTOBER 31, 2004

                           AVERAGE ANNUAL TOTAL RETURN

                                                                                                          LIPPER
                                                                      RUSSELL 1000       S&P 500         LARGE-CAP
LARGE CAP VALUE PORTFOLIO                                            VALUE INDEX(1)  STOCK INDEX(1)   VALUE INDEX(1)
-------------------------                                            --------------  --------------   --------------
Year ended 10/31/04                                         16.54%        15.45%           9.41%           11.77%
Five Years ended 10/31/04                                    2.24%         3.49%          (2.21)%           0.62%
Ten Years ended 10/31/04                                    10.01%        12.56%          11.00%           10.20%
Inception (01/04/93) through 10/31/04                       10.24%        12.18%          10.43%            9.96%

     Following a very profitable fiscal year ended October 31,2003, a year in which smaller stocks with no or low earnings outperformed, quality large cap stocks took center stage immediately at the outset in 2004. Larger companies with cleaner balance sheets, possessing value-like characteristics and increased dividend payouts led the way in 2004.
     The Large Cap Value portfolio outperformed the market in every sector except Financials (the largest sector in the index) and Utilities (where we still returned over 21%) in the year ended October 31, 2004. Exceptional returns were generated by stock selection, particularly in the Energy sector, with a heavy weight in the integrateds and refiners; Basic Materials through old-line industrials and chemicals; and in Health Care, primarily through investments in the HMOs. An underweight in the two worst performing sectors, Technology and Financials, had a positive influence.

[CHART]

                HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN
               LARGE CAP VALUE PORTFOLIO VS. S&P 500 STOCK INDEX,
            RUSSELL 1000 VALUE INDEX AND LIPPER MULTI-CAP VALUE INDEX
                             1/4/93 THROUGH 10/31/04

                  GLENMEDE LARGE CAP   INDEX: RUSSELL    INDEX: S&P 500   INDEX: LIPPER LARGE
                   VALUE PORTFOLIO*   1000 VALUE INDEX*   STOCK INDEX*      CAP VALUE INDEX*
Jan-1993             $     10,000       $     10,000      $     10,000       $     10,000
Oct-1993             $     12,305       $     11,836      $     11,023       $     11,269
Oct-1994             $     12,194       $     11,927      $     11,445       $     11,624
Oct-1995             $     14,145       $     14,871      $     14,465       $     14,259
Oct-1996             $     16,569       $     18,401      $     17,948       $     17,372
Oct-1997             $     22,625       $     24,507      $     23,693       $     22,508
Oct-1998             $     23,705       $     28,141      $     28,906       $     25,468
Oct-1999             $     28,348       $     32,791      $     36,325       $     29,773
Oct-2000             $     28,431       $     34,600      $     38,535       $     31,536
Oct-2001             $     24,932       $     30,498      $     28,815       $     26,581
Oct-2002             $     23,027       $     27,441      $     24,445       $     22,787
Oct-2003             $     27,174       $     33,718      $     29,526       $     27,476
Oct-2004             $     31,669       $     38,927      $     32,304       $     30,710

         * Assumes the reinvestment of all dividends and distributions.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE TOTAL RETURN SHOWN. PLEASE CALL THE FUND AT 1-800-442-8299 TO OBTAIN THE MOST RECENT MONTH-END RETURNS. RETURNS DO NOT REFLECT TAXES THAT THE SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(1) The S&P 500 Stock Index is a market capitalization weighted index comprised of 500 widely held common stocks. The Russell 1000 Value Index is an unmanaged capitalization weighted total return index which is comprised of those securities in the Russell 1000 Index with a less than average growth orientation. The Lipper Large Cap Value Index is comprised of the 30 largest mutual funds within in the Lipper Large Cap Value funds classification. This classification consists of funds that normally invest between 25% to 75% of their assets in companies with market capitalizations above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P Super Composite 1500 Index. It is not possible to invest directly in an index.
     Lipper recently changed the way it classifies mutual funds. As a result of this reclassification, the Large Cap Value Portfolio is now part of the Lipper Large Cap Value Index. Previously, the Portfolio was part of the Lipper Multi Cap Value Index.
     Benchmark returns are for the period beginning December 31, 1992.

                             THE GLENMEDE FUND, INC.

                             INTERNATIONAL PORTFOLIO
                              PORTFOLIO HIGHLIGHTS
                                OCTOBER 31, 2004

                           AVERAGE ANNUAL TOTAL RETURN

                                                    MORGAN STANLEY            LIPPER
                                                         EAFE              INTERNATIONAL
INTERNATIONAL PORTFOLIO                                INDEX(1)            FUND INDEX(1)
-----------------------                          ---------------------     -------------
Year ended 10/31/04                       23.60%        18.84%               16.54%
Five Years ended 10/31/04                  2.44%        (0.92)%               0.78%
Ten Years ended 10/31/04                   7.59%         4.02%                5.45%
Inception (11/17/88) through 10/31/04      9.14%         4.12%                6.99%

     The International Portfolio outperformed the Morgan Stanley EAFE index by a healthy margin over the past twelve months. Security selection, on a country and sector basis, was the primary driver of this favorable comparison. More specifically, stock selection was particularly strong within the French, UK, and Australian markets. The Portfolio's underweight position in the poorer performing Japanese equities also contributed to the relative performance. Favorable security selection has been a primary driver for the enhanced comparative results of the longer time periods.

[CHART]

                HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN
              INTERNATIONAL PORTFOLIO VS. MORGAN STANLEY EAFE INDEX
                       AND LIPPER INTERNATIONAL FUND INDEX
                            11/17/88 THROUGH 10/31/04

          GLENMEDE INTERNATIONAL    INDEX: MORGAN STANLEY    INDEX: LIPPER INTERNATIONAL
                PORTFOLIO*               EAFE INDEX*                 FUND INDEX*
Nov-1988        $   10,000               $   10,000                  $   10,000
Oct-1989        $   11,207               $   10,481                  $   11,143
Oct-1990        $   11,685               $    9,137                  $   11,100
Oct-1991        $   13,101               $    9,772                  $   12,029
Oct-1992        $   12,743               $    8,481                  $   11,420
Oct-1993        $   17,007               $   11,657                  $   15,310
Oct-1994        $   19,433               $   12,834                  $   17,072
Oct-1995        $   20,254               $   12,787                  $   16,991
Oct-1996        $   22,982               $   14,125                  $   19,136
Oct-1997        $   26,739               $   14,779                  $   21,695
Oct-1998        $   28,729               $   16,205                  $   22,702
Oct-1999        $   35,811               $   19,937                  $   27,933
Oct-2000        $   34,486               $   19,360                  $   28,897
Oct-2001        $   28,850               $   14,533                  $   21,941
Oct-2002        $   26,593               $   12,613                  $   19,690
Oct-2003        $   32,680               $   16,023                  $   24,918
Oct-2004        $   40,393               $   19,042                  $   29,039

    * Assumes the reinvestment of all dividends and distributions excluding withholding taxes.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE TOTAL RETURN SHOWN. PLEASE CALL THE FUND AT 1-800-442-8299 TO OBTAIN THE MOST RECENT MONTH-END RETURNS. RETURNS DO NOT REFLECT TAXES THAT THE SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(1) The Morgan Stanley EAFE Index is an unmanaged capitalization weighted composite portfolio consisting of equity total returns of countries in Australia, New Zealand, Europe and the Far East. The Lipper International Fund Index is comprised of the 30 largest funds in the Lipper International Fund classification. This classification consists of funds that invest in securities whose primary trading markets are outside the United States. It is not possible to invest directly in an index.
     Benchmark returns are for the period beginning November 30, 1988.

                             THE GLENMEDE FUND, INC.

                      INSTITUTIONAL INTERNATIONAL PORTFOLIO
                              PORTFOLIO HIGHLIGHTS
                                OCTOBER 31, 2004

                           AVERAGE ANNUAL TOTAL RETURN

                                                    MORGAN STANLEY LIPPER
                                                             EAFE           INTERNATIONAL
INSTITUTIONAL INTERNATIONAL PORTFOLIO                      INDEX(1)         FUND INDEX(1)
-------------------------------------               ---------------------   -------------
Year ended 10/31/04                        21.78%           18.84%            16.54%
Five Years ended 10/31/04                   0.87%           (0.92)%            0.78%
Ten Years ended 10/31/04                    6.22%            4.02%             5.45%
Inception (08/01/92) through 10/31/04       8.13%            6.71%             7.50%

     During the past fiscal year, the Institutional International Portfolio outperfomed the Morgan Stanley EAFE index primarily due to superior stock selection in the Financials, Health Care, and Materials sectors and also within the French, UK, and Australian markets. The portfolio's underweight position in the poorer performing Japanese equities also contributed to the relative performance. Favorable security selection has been a primary driver for the enhanced comparative results of the longer time periods.

[CHART]

                HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN
     INSTITUTIONAL INTERNATIONAL PORTFOLIO VS. MORGAN STANLEY EAFE INDEX AND
                         LIPPER INTERNATIONAL FUND INDEX
                             8/1/92 THROUGH 10/31/04

                  GLENMEDE INSTITUTIONAL       INDEX: MORGAN STANLEY      INDEX: LIPPER INTERNATIONAL
                 INTERNATIONAL PORTFOLIO*           EAFE INDEX*                   FUND INDEX*
Aug-1992              $     10,000                 $     10,000                  $     10,000
Oct-1992              $      9,440                 $      9,871                  $      9,544
Oct-1993              $     12,493                 $     13,569                  $     12,794
Oct-1994              $     14,240                 $     14,937                  $     14,266
Oct-1995              $     14,294                 $     14,883                  $     14,200
Oct-1996              $     16,361                 $     16,442                  $     15,991
Oct-1997              $     18,903                 $     17,202                  $     18,130
Oct-1998              $     20,276                 $     18,858                  $     18,972
Oct-1999              $     24,934                 $     23,200                  $     23,343
Oct-2000              $     23,470                 $     22,532                  $     24,149
Oct-2001              $     19,375                 $     16,916                  $     18,331
Oct-2002              $     17,628                 $     14,681                  $     16,451
Oct-2003              $     21,386                 $     18,650                  $     20,819
Oct-2004              $     26,044                 $     22,164                  $     24,262

     * Assumes the reinvestment of all dividends and distributions excluding withholding taxes.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE TOTAL RETURN SHOWN. PLEASE CALL THE FUND AT 1-800-442-8299 TO OBTAIN THE MOST RECENT MONTH-END RETURNS. RETURNS DO NOT REFLECT TAXES THAT THE SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(1) The Morgan Stanley EAFE Index is an unmanaged capitalization weighted composite portfolio consisting of equity total returns of countries in Australia, New Zealand, Europe and the Far East. The Lipper International Fund Index is comprised of the 30 largest funds in the Lipper International Fund classification. This classification consists of funds that invest in securities whose primary trading markets are outside the United States. It is not possible to invest directly in an index.
     Benchmark returns are for the period beginning July 31, 1992.

                             THE GLENMEDE FUND, INC.

                      SMALL CAPITALIZATION GROWTH PORTFOLIO
                              PORTFOLIO HIGHLIGHTS
                                OCTOBER 31, 2004

                           AVERAGE ANNUAL TOTAL RETURN

                                                   RUSSELL 2000      LIPPER SMALL CAP
SMALL CAPITALIZATION GROWTH PORTFOLIO             GROWTH INDEX(1)     GROWTH INDEX(1)
-------------------------------------             ---------------    ----------------
Year ended 10/31/04                      (4.32)%       5.53%               1.95%
Inception (12/29/99) through 10/31/04   (12.22)%      (5.63)%             (3.78)%

     This dual sub-advised Portfolio seeks to strike a balance, with one manager providing risk control furnishing the Portfolio with a foundation of small cap stocks and the other manager adding value with its own arena of small to micro-cap names that may potentially reach mid cap status before being sold.

     The Small Cap Growth Portfolio underperformed its benchmark for the year ended October 31, 2004. This underperformance can be attributed to the quality orientation of both managers and the valuation overlay of one. The concentration of stock picks in the smallest quintile of the small cap arena provided a significant drag on performance of the second manager. There was generally poor security selection by both managers at various points within the fiscal year. High growth selections from both managers made it difficult to compete in an environment favoring stable names.

[CHART]

                HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN
       SMALL CAPITALIZATION GROWTH PORTFOLIO VS. RUSSELL 2000 GROWTH INDEX
                    AND LIPPER SMALL CAP GROWTH AVERAGE INDEX
                            12/29/99 THROUGH 10/31/04

              GLENMEDE SMALL CAPITALIZATION       INDEX: RUSSELL 2000    INDEX: LIPPER SMALL CAP
                     GROWTH PORTFOLIO*               GROWTH INDEX*            GROWTH INDEX*
Dec-1999               $     10,000                  $     10,000             $     10,000
Jan-2000               $      9,760                  $      9,907             $      9,896
Apr-2000               $      8,650                  $      9,825             $     10,333
Jul-2000               $      9,350                  $      9,255             $     10,434
Oct-2000               $      9,220                  $      8,931             $     10,159
Jan-2001               $      7,980                  $      8,536             $      9,454
Apr-2001               $      6,690                  $      7,516             $      8,247
Jul-2001               $      6,480                  $      7,226             $      8,200
Oct-2001               $      5,040                  $      6,228             $      6,987
Oct-2002               $      3,930                  $      4,885             $      5,714
Oct-2003               $      5,560                  $      7,159             $      8,137
Oct-2004               $      5,320                  $      7,555             $      8,296

         * Assumes the reinvestment of all dividends and distributions.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE TOTAL RETURN SHOWN. PLEASE CALL THE FUND AT 1-800-442-8299 TO OBTAIN THE MOST RECENT MONTH-END RETURNS. RETURNS DO NOT REFLECT TAXES THAT THE SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(1) The Russell 2000 Growth Index is an unmanaged capitalization weighted total return index which is comprised of securities in the Russell 2000 Index with greater than average growth orientation. The Lipper Small Cap Growth Index is comprised of the 30 largest funds in the Lipper Small Cap Growth funds classification. This classification consists of funds that invest at least 75% of their equity assets in companies with market capitalizations less than 250% of the dollar weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. It is not possible to invest directly in an index.
     Benchmark returns are for the period beginning December 31, 1999.

                             THE GLENMEDE FUND, INC.

                             LARGE CAP 100 PORTFOLIO
                              PORTFOLIO HIGHLIGHTS
                                OCTOBER 31, 2004

                             CUMULATIVE TOTAL RETURN

                                                                              LIPPER
                                                       RUSSELL 1000          LARGE CAP
LARGE CAP 100 PORTFOLIO                                  INDEX(1)          CORE INDEX(1)
-----------------------                                ------------        -------------
Inception (2/27/04) through 10/31/04       1.05%          (0.21)%             (1.41)%

     The Large Cap 100 Portfolio invests in large cap companies based on proprietary multi-factor models that include valuation, fundamental, earnings and technical characteristics. Since its inception on February 27, 2004, the Portfolio has outperformed the Russell 1000 Index and the Lipper Large Cap Core Index by +1.26% and +2.46%, respectively. The Portfolio has benefited from its bias towards companies with greater profitability and improving earnings.

[CHART]

                HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN
               LARGE CAP 100 PORTFOLIO VS. RUSSELL 1000 INDEX AND
                           LIPPER LARGE CAP CORE INDEX
                            2/27/04 THROUGH 10/31/04

                    GLENMEDE LARGE CAP    INDEX: RUSSELL 1000   INDEX: LIPPER LARGE CAP
                      100 PORTFOLIO*             INDEX*               CORE INDEX*
Feb-2004               $     10,000          $     10,000            $     10,000
Mar-2004               $      9,960          $      9,864            $      9,843
Apr-2004               $      9,690          $      9,685            $      9,690
May-2004               $      9,870          $      9,825            $      9,789
Jun-2004               $     10,061          $     10,002            $      9,965
Jul-2004               $      9,706          $      9,651            $      9,612
Aug-2004               $      9,766          $      9,698            $      9,618
Sep-2004               $     10,056          $      9,820            $      9,728
Oct-2004               $     10,105          $      9,978            $      9,859

    * Assumes the reinvestment of all dividends and distributions excluding withholding taxes.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE TOTAL RETURN SHOWN. PLEASE CALL THE FUND AT 1-800-442-8299 TO OBTAIN THE MOST RECENT MONTH-END RETURNS. RETURNS DO NOT REFLECT TAXES THAT THE SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(1) The Russell 2000 Index is an unmanaged market capitalization weighted total return index which is comprised of the 1,000 largest companies in the Russell 3000 Index. The Lipper Large Cap Core Fund Index is comprised of the 30 largest mutual funds in the Lipper Large Cap Core Funds classification. This classification consists of funds that invest at least 75% of their equity assets in companies with market capitalizations greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. It is not possible to invest directly in an index.
     Benchmark returns are for the period beginning February 28, 2004.

                             THE GLENMEDE FUND, INC.

                           LARGE CAP GROWTH PORTFOLIO
                              PORTFOLIO HIGHLIGHTS
                                OCTOBER 31, 2004

                         CUMULATIVE ANNUAL TOTAL RETURN

                                                                      LIPPER LARGE
                                                   RUSSELL 1000        CAP GROWTH
LARGE CAP GROWTH PORTFOLIO                        GROWTH INDEX(1)        INDEX(1)
--------------------------                        ---------------     ------------
Inception (2/27/04) through 10/31/04       0.40%      (3.70)%             (3.41)%

     The Large Cap Growth Portfolio invests in large cap growth companies based on proprietary multi-factor models that include valuation, fundamental, earnings and technical characteristics. Since its inception on February 27, 2004, the Portfolio has outperformed the Russell 1000 Growth Index and the Lipper Large Cap Growth Index by +4.10% and +3.81%, respectively. The Portfolio has benefited from its bias towards companies with greater profitability and improving earnings.

[CHART]

                HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN
            LARGE CAP GROWTH PORTFOLIO VS. RUSSELL 1000 GROWTH INDEX
                    AND LIPPER LARGE CAP GROWTH AVERAGE INDEX
                            2/27/04 THROUGH 10/31/04

                    GLENMEDE LARGE CAP    INDEX: RUSSELL 1000   INDEX: LIPPER LARGE CAP
                    GROWTH PORTFOLIO*        GROWTH INDEX*           GROWTH INDEX*
Feb-2004               $     10,000          $     10,000            $     10,000
Mar-2004               $      9,810          $      9,814            $      9,888
Apr-2004               $      9,580          $      9,700            $      9,667
May-2004               $      9,761          $      9,881            $      9,841
Jun-2004               $      9,970          $     10,004            $      9,982
Jul-2004               $      9,521          $      9,439            $      9,392
Aug-2004               $      9,531          $      9,393            $      9,326
Sep-2004               $      9,791          $      9,482            $      9,544
Oct-2004               $     10,040          $      9,630            $      9,659

         * Assumes the reinvestment of all dividends and distributions.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE TOTAL RETURN SHOWN. PLEASE CALL THE FUND AT 1-800-442-8299 TO OBTAIN THE MOST RECENT MONTH-END RETURNS. RETURNS DO NOT REFLECT TAXES THAT THE SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(1) The Russell 1000 Growth Index is an unmanaged capitalization weighted total return index which is comprised of securities in the Russell 1000 Index with greater than average growth orientation. The Lipper Large-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Large-Cap Growth Funds Category. These funds, by portfolio practice, invest at least 75% of equity assets in companies with market capitalizations (on three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. These funds typically have an above average price-to-earnings ration, price-to-book ratio, and three-year sales-per-share.
     Benchmark returns are for the period beginning February 28, 2004.

                             THE GLENMEDE PORTFOLIOS

                           MUNI INTERMEDIATE PORTFOLIO
                              PORTFOLIO HIGHLIGHTS
                                OCTOBER 31, 2004

                           AVERAGE ANNUAL TOTAL RETURN

                                                           LEHMAN BROTHERS   LIPPER INTERMEDIATE         LEHMAN
                                                             MUNI 5-YEAR         MUNICIPAL            MUNICIPAL 1-10
MUNI INTERMEDIATE PORTFOLIO                                 BOND INDEX(1)     DEBT FUND INDEX(1)   YEAR BLEND INDEX*(1)
---------------------------                                ---------------   -------------------   --------------------
Year ended 10/31/04                            3.49%             3.44%              4.11%                  4.13%
Five Years ended 10/31/04                      5.53%             5.95%              5.83%                  5.98%
Ten Years ended 10/31/04                       5.80%             5.82%              5.67%                  6.06%
Inception (06/05/92)
through 10/31/04                               5.29%             5.72%              5.50%                   N/A

     The Muni Intermediate Portfolio has underperformed its benchmarks in the year ended October 31, 2004 due to the defensive nature of the bonds in the Portfolio and their shorter duration. The objective of the Portfolio is to provide a high level of state tax exempt income with low price volatility.

[CHART]

                HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN
                 MUNI INTERMEDIATE PORTFOLIO VS. LEHMAN BROTHERS
                MUNICIPAL 5-YEAR BOND INDEX, LIPPER INTERMEDIATE
      MUNICIPAL DEBT FUND INDEX AND LEHMAN MUNICIPAL 1-10 YEAR BLEND INDEX
                             6/5/92 THROUGH 10/31/04

               GLENMEDE MUNI        INDEX: LEHMAN BROTHERS MUNICIPAL  INDEX: LIPPER INTERMEDIATE MUNICIPAL  INDEX: LEHMAN MUNICIPAL
          INTERMEDIATE PORTFOLIO**         5-YEAR BOND INDEX**                 DEBT FUND INDEX**            1-10 YEAR BLEND INDEX**
Jun-1992        $    10,000                   $    10,000                         $    10,000
Oct-1992        $    10,074                   $    10,363                         $    10,288
Oct-1993        $    11,137                   $    11,341                         $    11,484                     $    11,129
Oct-1994        $    10,788                   $    11,278                         $    11,196                     $    10,968
Oct-1995        $    12,057                   $    12,446                         $    12,421                     $    12,247
Oct-1996        $    12,621                   $    13,044                         $    12,978                     $    12,820
Oct-1997        $    13,465                   $    13,894                         $    13,875                     $    13,725
Oct-1998        $    14,358                   $    14,799                         $    14,818                     $    14,675
Oct-1999        $    14,488                   $    14,961                         $    14,640                     $    14,780
Oct-2000        $    15,324                   $    15,824                         $    15,584                     $    15,711
Oct-2001        $    16,609                   $    17,308                         $    17,040                     $    17,171
Oct-2002        $    17,507                   $    18,316                         $    17,854                     $    18,131
Oct-2003        $    18,325                   $    19,270                         $    18,662                     $    18,973
Oct-2004        $    18,964                   $    19,933                         $    19,429                     $    19,756

* Index commenced 6/30/93. The Index starts at $10,811, which is the value of the fund in the graph on this date. Thus comparison to the Fund's inception is not provided.
**   Assumes the reinvestment of all dividends and distributions.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE TOTAL RETURN SHOWN. PLEASE CALL THE FUND AT 1-800-442-8299 TO OBTAIN THE MOST RECENT MONTH-END RETURNS.

(1) The Lehman Brothers Municipal 5-Year Bond Index is an unmanaged total return performance benchmark for the short-intermediate, investment-grade tax-exempt bond market. The Lipper Intermediate Municipal Debt Fund Index is comprised of the 30 largest funds in the Lipper Intermediate Municipal Debt Fund Average. The Average consists of funds that invest in municipal debt issues with dollar-weighted average maturities of 5 to 10 years. The Lehman Municipal 1-10 Year Blend Index is a composite index made up of several different broad sub-indices: the Lehman Municipal 1-Year Index; Lehman Municipal 3-Year Index; Lehman Municipal 5-Year Index; Lehman Municipal 7-Year Index and the Lehman Municipal 10-Year Index. The total of all these indices represents all maturities between 1-10 Years. It is not possible to invest directly in an index.
     Benchmark returns for the Lehman Brothers Municipal 5-Year Bond Index and the Lipper Intermediate Municipal Debt Fund Index are for the period beginning May 31, 1992.

                             THE GLENMEDE PORTFOLIOS

                            NEW JERSEY MUNI PORTFOLIO
                              PORTFOLIO HIGHLIGHTS
                                OCTOBER 31, 2004

                           AVERAGE ANNUAL TOTAL RETURN

                                                                                           LIPPER
                                                                     LEHMAN BROTHERS     NEW JERSEY           LEHMAN
                                                                       MUNI 5-YEAR     MUNICIPAL DEBT     MUNICIPAL 1-10
NEW JERSEY MUNI PORTFOLIO                                             BOND INDEX(1)     FUND INDEX(1)   YEAR BLEND INDEX(1)
-------------------------                                            ---------------   --------------   -------------------
Year ended 10/31/04                                          2.78%         3.44%            5.03%              4.13%
Five Years ended 10/31/04                                    5.53%         5.95%            6.38%              5.98%
Ten Years Ended 10/31/04                                     5.84%         5.82%            6.07%              6.06%
Inception (11/01/93)
through 10/31/04                                             4.80%         5.23%            4.99%              5.36%

     The New Jersey Muni Portfolio underperformed its benchmarks in the year ended October 31, 2004 due to the defensive nature of the bonds in the Portfolio and their shorter duration. The objective of the Portfolio is to provide a high level of state tax exempt income with low price volatility.

[CHART]

                HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN
                  NEW JERSEY MUNI PORTFOLIO VS. LEHMAN BROTHERS
                 MUNICIPAL 5-YEAR BOND INDEX, LIPPER NEW JERSEY
      MUNICIPAL DEBT FUND INDEX AND LEHMAN MUNICIPAL 1-10 YEAR BLEND INDEX
                            11/1/93 THROUGH 10/31/04

          GLENMEDE NEW JERSEY  INDEX: LEHMAN BROTHERS MUNICIPAL  INDEX: LIPPER NEW JERSEY MUNICIPAL  INDEX: LEHMAN MUNICIPAL 1-10
            MUNI PORTFOLIO*           5-YEAR BOND INDEX*                  DEBT FUND INDEX*                 YEAR BLEND INDEX
Nov-1993      $    10,000                $    10,000                         $    10,000                      $    10,000
Oct-1994      $     9,488                $     9,945                         $     9,459                      $     9,856
Oct-1995      $    10,744                $    10,974                         $    10,716                      $    11,005
Oct-1996      $    11,200                $    11,502                         $    11,241                      $    11,520
Oct-1997      $    11,973                $    12,251                         $    12,111                      $    12,333
Oct-1998      $    12,777                $    13,049                         $    13,014                      $    13,187
Oct-1999      $    12,787                $    13,192                         $    12,507                      $    13,280
Oct-2000      $    13,524                $    13,953                         $    13,437                      $    14,118
Oct-2001      $    14,788                $    15,210                         $    14,787                      $    15,430
Oct-2002      $    15,586                $    16,095                         $    15,475                      $    16,292
Oct-2003      $    16,281                $    16,934                         $    16,227                      $    17,048
Oct-2004      $    16,734                $    17,517                         $    17,043                      $    17,752

         * Assumes the reinvestment of all dividends and distributions.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE TOTAL RETURN SHOWN. PLEASE CALL THE FUND AT 1-800-442-8299 TO OBTAIN THE MOST RECENT MONTH-END RETURNS.

(1) The Lehman Brothers Municipal 5-Year Bond Index is an unmanaged total return performance benchmark for the short-intermediate, investment-grade tax-exempt bond market. The Lipper New Jersey Municipal Debt Fund Index is comprised of the 10 largest funds in the Lipper New Jersey Municipal Debt Fund Average. The Average consists of funds that invest only in securities that are exempt from taxation in New Jersey or cities in New Jersey. The Lehman Municipal 1-10 Year Blend Index is a composite index made up of several different broad sub-indices: the Lehman Municipal 1-Year Index; Lehman Municipal 3-Year Index; Lehman Municipal 5-Year Index; Lehman Municipal 7-Year Index and the Lehman Municipal 10-Year Index. The total of all these indices represents all maturities between 1-10 Years. It is not possible to invest directly in an index.
     Benchmark returns are for the period beginning October 31, 1993.

                             THE GLENMEDE FUND, INC.

                        SHAREHOLDER EXPENSES (UNAUDITED)

     As a shareholder of a Glenmede Portfolio, you incur ongoing costs, including management fees and other portfolio expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Glenmede Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

     The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2004 to October 31, 2004.

                                 ACTUAL EXPENSES

     The first line under each Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Portfolio under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                  HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The second line under each Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of a Glenmede Portfolio, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds my incur such costs. Therefore, the second line under each Portfolio in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

                                                                                                         EXPENSES
                                                       BEGINNING         ENDING                         PAID DURING
                                                        ACCOUNT          ACCOUNT                         PERIOD**
                                                         VALUE            VALUE        ANNUALIZED       (MAY 1, TO
                                                        (MAY 1,       (OCTOBER 31,       EXPENSE        OCTOBER 31,
                                                         2004)            2004)          RATIO*            2004)
                                                     ------------     ------------    ------------     ------------
GOVERNMENT CASH PORTFOLIO
  Actual                                             $   1,000.00     $   1,006.00        0.19%        $       0.94
  Hypothetical (5% return less expenses)                 1,000.00         1,024.20        0.19                 0.95
TAX-EXEMPT CASH PORTFOLIO
  Actual                                                 1,000.00         1,005.00        0.19                 0.96
  Hypothetical (5% return less expenses)                 1,000.00         1,024.18        0.19                 0.97

                                                                                                         EXPENSES
                                                       BEGINNING         ENDING                         PAID DURING
                                                        ACCOUNT          ACCOUNT                         PERIOD**
                                                         VALUE            VALUE        ANNUALIZED       (MAY 1, TO
                                                        (MAY 1,       (OCTOBER 31,       EXPENSE        OCTOBER 31,
                                                         2004)            2004)          RATIO*            2004)
                                                     ------------     ------------    ------------     ------------
CORE FIXED INCOME PORTFOLIO
  Actual                                             $   1,000.00     $   1,040.70        0.20%        $       1.01
  Hypothetical (5% return less expenses)                 1,000.00         1,024.15        0.20                 1.00
STRATEGIC EQUITY PORTFOLIO
  Actual                                                 1,000.00         1,023.50        0.30                 1.53
  Hypothetical (5% return less expenses)                 1,000.00         1,023.62        0.30                 1.53
SMALL CAP EQUITY PORTFOLIO - ADVISOR
  Actual                                                 1,000.00         1,094.70        0.91                 4.79
  Hypothetical (5% return less expenses)                 1,000.00         1,020.56        0.91                 4.62
SMALL CAP EQUITY PORTFOLIO - INSTITUTIONAL
  Actual                                                 1,000.00         1,095.30        0.69                 3.63
  Hypothetical (5% return less expenses)                 1,000.00         1,021.67        0.69                 3.51
LARGE CAP VALUE PORTFOLIO
  Actual                                                 1,000.00         1,062.00        0.30                 1.56
  Hypothetical (5% return less expenses)                 1,000.00         1,023.62        0.30                 1.53
INTERNATIONAL PORTFOLIO
  Actual                                                 1,000.00         1,089.40        0.14                 0.75
  Hypothetical (5% return less expenses)                 1,000.00         1,024.42        0.14                 0.72
INSTITUTIONAL INTERNATIONAL PORTFOLIO
  Actual                                                 1,000.00         1,081.00        0.86                 4.51
  Hypothetical (5% return less expenses)                 1,000.00         1,020.80        0.86                 4.38
SMALL CAPITALIZATION GROWTH PORTFOLIO
  Actual                                                 1,000.00         1,029.20        1.24                 6.31
  Hypothetical (5% return less expenses)                 1,000.00         1,018.92        1.24                 6.28
LARGE CAP 100 PORTFOLIO
  Actual                                                 1,000.00         1,042.90        1.15                 5.89
  Hypothetical (5% return less expenses)                 1,000.00         1,019.37        1.15                 5.82
LARGE CAP GROWTH PORTFOLIO
  Actual                                                 1,000.00         1,048.00        1.33                 6.86
  Hypothetical (5% return less expenses)                 1,000.00         1,018.44        1.33                 6.76

----------
 * Expense ratios for the period may differ from expense ratios based on one-year data in the Financial Highlights.

** Expenses are calculated using each Portfolio's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the calendar year (366 days).

                             THE GLENMEDE PORTFOLIOS

                        SHAREHOLDER EXPENSES (UNAUDITED)

     As a shareholder of a Glenmede Portfolio, you incur ongoing costs, including management fees and other portfolio expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Glenmede Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

     The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2004 to October 31, 2004.

                                 ACTUAL EXPENSES

     The first line under each Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Portfolio under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                  HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The second line under each Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of a Glenmede Portfolio, you do not incur any transaction cost, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Therefore, the second line under each Portfolio in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

                                                                                                         EXPENSES
                                                       BEGINNING         ENDING                         PAID DURING
                                                        ACCOUNT          ACCOUNT                         PERIOD**
                                                         VALUE            VALUE        ANNUALIZED       (MAY 1, TO
                                                        (MAY 1,       (OCTOBER 31,       EXPENSE        OCTOBER 31,
                                                         2004)            2004)          RATIO*            2004)
                                                     ------------     ------------    ------------     ------------
MUNI INTERMEDIATE PORTFOLIO
  Actual                                             $   1,000.00     $   1,029.60        0.31%        $       1.56
  Hypothetical (5% return less expenses)                 1,000.00         1,023.60        0.31                 1.55

                                                                                                         EXPENSES
                                                       BEGINNING         ENDING                         PAID DURING
                                                        ACCOUNT          ACCOUNT                         PERIOD**
                                                         VALUE            VALUE        ANNUALIZED       (MAY 1, TO
                                                        (MAY 1,       (OCTOBER 31,       EXPENSE        OCTOBER 31,
                                                         2004)            2004)          RATIO*            2004)
                                                     ------------     ------------    ------------     ------------
NEW JERSEY MUNI PORTFOLIO
  Actual                                             $   1,000.00     $   1,027.10        0.29%        $       1.49
  Hypothetical (5% return less expenses)                 1,000.00         1,023.67        0.29                 1.49

----------
 * Expense ratios for the period may differ from expense ratios based on one-year data in the Financial Highlights.

** Expenses are calculated using each Portfolio's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the calendar year (366 days).

                             THE GLENMEDE FUND, INC.

                      STATEMENTS OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2004

                                                                           TAX-             CORE
                                                       GOVERNMENT         EXEMPT            FIXED
                                                          CASH             CASH            INCOME
                                                        PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                     --------------   --------------   --------------
ASSETS:
  Investments:
  Investments at value(1)                            $  258,782,169   $  529,979,841   $  188,507,342
  Repurchase agreements, at value and cost              226,986,416               --       34,326,706
                                                     --------------   --------------   --------------
    Total investments                                   485,768,585      529,979,841      222,834,048
                                                     --------------   --------------   --------------
  Cash                                                           --           70,619               --
  Receivable for securities sold                                 --               --              445
  Receivable for fund shares sold                        32,165,722       13,703,231          145,000
  Securities lending collateral                                  --               --       15,259,191
  Interest receivable                                     1,403,849          900,825        1,447,992
  Prepaid expenses                                           14,932           18,372            6,324
                                                     --------------   --------------   --------------
    Total assets                                        519,353,088      544,672,888      239,693,000
                                                     --------------   --------------   --------------

LIABILITIES:
  Dividends payable                                         635,664          656,194               --
  Payable for fund shares redeemed                       31,726,672       13,656,123            2,000
  Obligation to return securities lending
    collateral                                                   --               --       15,259,191
  Payable for when-issued securities                             --               --       30,100,483
  Payable for Directors' fees                                   740              120              275
  Accrued expenses                                          120,651          139,042           47,131
                                                     --------------   --------------   --------------
    Total liabilities                                    32,483,727       14,451,479       45,409,080
                                                     --------------   --------------   --------------

NET ASSETS                                           $  486,869,361   $  530,221,409   $  194,283,920
                                                     ==============   ==============   ==============

SHARES OUTSTANDING                                      486,800,439      530,431,713       17,751,026
                                                     ==============   ==============   ==============

NET ASSET VALUE PER SHARE                            $         1.00   $         1.00   $        10.94
                                                     ==============   ==============   ==============

----------

(1) Investments at cost                              $  258,782,169   $  529,979,841   $  182,598,422

                       See Notes to Financial Statements.

                                                       STRATEGIC        SMALL CAP        LARGE CAP
                                                         EQUITY          EQUITY            VALUE
                                                       PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                     --------------   --------------   --------------
ASSETS:
  Investments:
  Investments at value(1)                            $   64,896,716   $  259,871,284   $   21,322,910
  Repurchase agreements, at value and cost                  595,160        7,454,527        1,505,627
                                                     --------------   --------------   --------------
    Total investments                                    65,491,876      267,325,811       22,828,537
                                                     --------------   --------------   --------------
  Receivable for fund shares sold                                --           36,661               --
  Securities lending collateral                           2,523,143       33,110,125        2,456,215
  Dividends receivable                                       86,055          140,153           37,705
  Interest receivable                                           569            7,091              318
  Prepaid expenses                                            2,637           10,141              725
                                                     --------------   --------------   --------------
    Total assets                                         68,104,280      300,629,982       25,323,500
                                                     --------------   --------------   --------------

LIABILITIES:
  Payable for fund shares redeemed                               --            8,067               --
  Payable for securities purchased                               --        2,125,281          137,325
  Obligation to return securities lending
    collateral                                            2,523,143       33,110,125        2,456,215
  Payable for Directors' fees                                    40              294               54
  Accrued expenses                                           24,029          221,561            8,616
                                                     --------------   --------------   --------------
    Total liabilities                                     2,547,212       35,465,328        2,602,210
                                                     --------------   --------------   --------------

NET ASSETS                                           $   65,557,068   $  265,164,654   $   22,721,290
                                                     ==============   ==============   ==============

SHARES OUTSTANDING                                        4,130,516       15,056,461        2,268,801
                                                     ==============   ==============   ==============

NET ASSET VALUE PER SHARE                            $        15.87   $           --   $        10.01
                                                     ==============   ==============   ==============

NET ASSET VALUE PER SHARE
  Advisor Class -- based on net assets of
    $265,163,651 and shares outstanding of
    15,056,404                                                   --   $        17.61               --
                                                     ==============   ==============   ==============
  Institutional Class -- based on net assets of
    $1,003 and shares outstanding of 57                          --            17.73               --
                                                     ==============   ==============   ==============

----------

(1) Investments at cost                              $   58,281,491   $  196,185,809   $   18,350,166

                       See Notes to Financial Statements.

                                                                                           SMALL
                                                                      INSTITUTIONAL    CAPITALIZATION
                                                     INTERNATIONAL    INTERNATIONAL        GROWTH
                                                       PORTFOLIO        PORTFOLIO         PORTFOLIO
                                                    ---------------   --------------   --------------
ASSETS:
  Investments:
  Investments at value(1)                           $ 1,292,544,315   $  429,142,349   $   74,528,581
  Repurchase agreements, at value and
    cost                                                 18,131,351       13,490,494        1,668,391
                                                    ---------------   --------------   --------------
    Total investments                                 1,310,675,666      442,632,843       76,196,972
                                                    ---------------   --------------   --------------
  Foreign currency, at value (Note 1)(2)                 16,462,410               --               --
  Receivable for securities sold                          2,369,680          744,757          844,390
  Receivable for fund shares sold                           303,435          263,633               --
  Securities lending collateral                          17,221,488        7,482,968       20,806,836
  Dividends receivable                                    4,006,714        1,326,892            3,576
  Interest receivable                                         3,155            2,094            5,984
  Foreign tax reclaims receivable                           641,793          279,413               --
  Prepaid expenses                                           41,749           14,643            3,354
                                                    ---------------   --------------   --------------
    Total assets                                      1,351,726,090      452,747,243       97,861,112
                                                    ---------------   --------------   --------------

LIABILITIES:
  Payable for fund shares redeemed                           33,390            6,598           47,539
  Payable for securities purchased                       16,462,410               --          854,507
  Obligation to return securities lending
    collateral                                           17,221,488        7,482,968       20,806,836
  Payable for Directors' fees                                   618              455               58
  Accrued expenses                                          245,744          351,589           87,278
                                                    ---------------   --------------   --------------
    Total liabilities                                    33,963,650        7,841,610       21,796,218
                                                    ---------------   --------------   --------------

NET ASSETS                                          $ 1,317,762,440   $  444,905,633   $   76,064,894
                                                    ===============   ==============   ==============

SHARES OUTSTANDING                                       77,714,560       28,050,731       14,288,107
                                                    ===============   ==============   ==============

NET ASSET VALUE PER SHARE                           $        16.96    $        15.86   $         5.32
                                                    ===============   ==============   ==============

----------

(1) Investments at cost                             $ 1,009,893,518   $  352,119,538   $   56,875,138

(2) The International Portfolio had foreign currency cost of $16,499,857.

                       See Notes to Financial Statements.

                                                                           LARGE           LARGE
                                                                            CAP             CAP
                                                                            100            GROWTH
                                                                        PORTFOLIO         PORTFOLIO
                                                                      --------------   --------------
ASSETS:
  Investments:
  Investments at value(1)                                             $   17,958,638   $    5,848,664
  Repurchase agreements, at value and cost                                   600,420           91,877
                                                                      --------------   --------------
    Total investments                                                     18,559,058        5,940,541
                                                                      --------------   --------------
  Receivable for fund shares sold                                             14,750            5,000
  Dividends receivable                                                        18,673            4,969
  Interest receivable                                                             63               10
  Prepaid expenses                                                               356              141
                                                                      --------------   --------------
    Total assets                                                          18,592,900        5,950,661
                                                                      --------------   --------------

LIABILITIES:
  Payable for securities purchased                                           383,656               --
  Payable for Directors' fees                                                    103               41
  Accrued expenses                                                            15,074            5,106
                                                                      --------------   --------------
    Total liabilities                                                        398,833            5,147
                                                                      --------------   --------------

NET ASSETS                                                            $   18,194,067   $    5,945,514
                                                                      ==============   ==============

SHARES OUTSTANDING                                                         1,803,493          592,292
                                                                      ==============   ==============

NET ASSET VALUE PER SHARE                                             $        10.09   $        10.04
                                                                      ==============   ==============

----------

(1) Investments at cost                                               $   17,266,399   $    5,522,893

                       See Notes to Financial Statements.

                            STATEMENTS OF OPERATIONS
                       FOR THE YEAR ENDED OCTOBER 31, 2004

                                                                           TAX-             CORE
                                                       GOVERNMENT         EXEMPT           FIXED
                                                          CASH             CASH            INCOME
                                                       PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                     --------------   --------------   --------------
Investment income:
  Interest                                           $    5,914,007   $    5,878,639   $    7,612,138
  Income from security lending                                  235               --           29,818
                                                     --------------   --------------   --------------

    Total investment income                               5,914,242        5,878,639        7,641,956
                                                     --------------   --------------   --------------
Expenses:
  Administration & custody fee                              301,012          350,929          135,051
  Professional fees                                          55,104           64,581           21,558
  Shareholder report expense                                 10,663           12,297            4,214
  Shareholder servicing fees                                441,380          499,306          174,944
  Directors' fees and expenses                               13,925           16,890            5,534
  Registration and filing fees                                9,713           11,467            6,183
  Other expenses                                             19,448           24,340            6,439
                                                     --------------   --------------   --------------

    Total expenses                                          851,245          979,810          353,923
                                                     --------------   --------------   --------------

  Net investment income                                   5,062,997        4,898,829        7,288,033
                                                     --------------   --------------   --------------
Realized and unrealized gain (loss):
  Net realized gain (loss) on:
    Securities transactions                                      --               --          649,020
                                                     --------------   --------------   --------------
  Net change in unrealized gain (loss) of:
    Securities                                                   --               --        1,673,905
                                                     --------------   --------------   --------------
Net realized and unrealized gain (loss)                          --               --        2,322,925
                                                     --------------   --------------   --------------
Net increase (decrease) in net assets resulting
  from operations                                    $    5,062,997   $    4,898,829   $    9,610,958
                                                     ==============   ==============   ==============

                       See Notes to Financial Statements.

                                                       STRATEGIC        SMALL CAP        LARGE CAP
                                                         EQUITY           EQUITY           VALUE
                                                       PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                     --------------   --------------   --------------
Investment income:
  Dividends                                          $    1,102,321   $    1,650,154   $      437,785
  Interest                                                    5,740           25,999            4,560
  Income from security lending                                3,621           61,618            2,142
                                                     --------------   --------------   --------------

    Total investment income                               1,111,682        1,737,771          444,487
                                                     --------------   --------------   --------------
Expenses:
  Management fee                                                 --        1,670,726               --
  Administration & custody fee                               53,554          210,927           17,336
  Professional fees                                           8,036           35,421            2,418
  Shareholder report expense                                  2,289           10,808               --
  Shareholder servicing fees (Advisor Class)                130,079          663,034           37,535
  Shareholder servicing fees (Institutional Class)               --           19,143               --
  Directors' fees and expenses                                2,390            8,929              621
  Registration and filing fees                                6,889           32,060            3,347
  Other expenses                                              2,621           10,229              615
                                                     --------------   --------------   --------------

    Total expenses                                          205,858        2,661,277           61,872
                                                     --------------   --------------   --------------

  Net investment (loss) income                              905,824         (923,506)         382,615
                                                     --------------   --------------   --------------
Realized and unrealized gain (loss):
  Net realized gain (loss) on:
    Securities transactions                              10,214,476       41,310,243        2,782,198
                                                     --------------   --------------   --------------
  Net change in unrealized gain (loss) of:
    Securities                                           (4,976,139)        (820,032)         296,072
                                                     --------------   --------------   --------------
Net realized and unrealized gain (loss)                   5,238,337       40,490,211        3,078,270
                                                     --------------   --------------   --------------
Net increase (decrease) in net assets resulting
  from operations                                    $    6,144,161   $   39,566,705   $    3,460,885
                                                     ==============   ==============   ==============

                       See Notes to Financial Statements.

                                                                                           SMALL
                                                                       INSTITUTIONAL   CAPITALIZATION
                                                     INTERNATIONAL     INTERNATIONAL      GROWTH
                                                       PORTFOLIO         PORTFOLIO       PORTFOLIO
                                                     --------------   --------------   --------------
Investment income:
  Dividends (net of foreign withholding
    taxes)(1)                                        $   32,245,868   $   13,013,987   $      103,107
  Interest                                                  423,182          152,444            6,194
  Income from security lending                               68,490           29,598           46,912
                                                     --------------   --------------   --------------

    Total investment income                              32,737,540       13,196,029          156,213
                                                     --------------   --------------   --------------
Expenses:
  Management fee                                                 --        3,652,018          785,183
  Administration & custody fee                              813,385          360,194           88,920
  Professional fees                                         133,307           56,334            9,205
  Shareholder report expense                                 24,269           16,439            2,690
  Shareholder servicing fees                                598,912               --          230,936
  Directors' fees and expenses                               34,008           14,317            2,735
  Registration and filing fees                               25,770           26,787            6,480
  Other expenses                                             42,195           15,539            3,277
                                                     --------------   --------------   --------------

    Total expenses                                        1,671,846        4,141,628        1,129,426
                                                     --------------   --------------   --------------

  Net investment (loss) income                           31,065,694        9,054,401         (973,213)
                                                     --------------   --------------   --------------
Realized and unrealized gain (loss):
  Net realized gain (loss) on:
    Securities transactions                             114,608,644       26,338,857        4,160,566
    In-kind transactions                                         --        5,643,518               --
    Foreign currency transactions                        (1,756,734)        (829,220)              --
                                                     --------------   --------------   --------------

    Net realized gain (loss)                            112,851,910       31,153,155        4,160,566
                                                     --------------   --------------   --------------
  Net change in unrealized gain (loss) of:
    Securities                                          101,390,871       52,060,400       (7,229,592)
    Foreign currency translation                             57,652           21,148               --
                                                     --------------   --------------   --------------

    Net unrealized gain (loss)                          101,448,523       52,081,548       (7,229,592)
                                                     --------------   --------------   --------------
Net realized and unrealized gain (loss)                 214,300,433       83,234,703       (3,069,026)
                                                     --------------   --------------   --------------
Net increase (decrease) in net assets
  resulting from operations                          $  245,366,127   $   92,289,104   $   (4,042,239)
                                                     ==============   ==============   ==============

----------
(1) The International Portfolio and Institutional International Portfolio had foreign dividend withholding taxes of $4,091,850 and $1,677,360, respectively.

                       See Notes to Financial Statements.

                                                                          LARGE            LARGE
                                                                           CAP              CAP
                                                                           100             GROWTH
                                                                       PORTFOLIO(1)     PORTFOLIO(1)
                                                                      --------------   --------------
Investment income:
  Dividends                                                           $      112,097   $       29,853
  Interest                                                                     2,040              616
                                                                      --------------   --------------

    Total investment income                                                  114,137           30,469
                                                                      --------------   --------------
Expenses:
  Management fee                                                              40,025           16,114
  Administration & custody fee                                                14,702            6,107
  Professional fees                                                              995              436
  Shareholder report expense                                                   2,042            1,097
  Shareholder servicing fees                                                  14,554            5,860
  Directors' fees and expenses                                                   211               89
  Registration and filing fees                                                 6,972            6,867
  Other expenses                                                               1,823              479
                                                                      --------------   --------------

    Total expenses                                                            81,324           37,049
                                                                      --------------   --------------

  Net investment (loss) income                                                32,813           (6,580)
                                                                      --------------   --------------
Realized and unrealized gain (loss):
  Net realized gain (loss) on:
    Securities transactions                                                 (400,248)        (154,942)
                                                                      --------------   --------------
  Net change in unrealized gain (loss) Securities                            692,239          325,771
                                                                      --------------   --------------
Net realized and unrealized gain (loss)                                      291,991          170,829
                                                                      --------------   --------------
Net increase (decrease) in net assets resulting from operations       $      324,804   $      164,249
                                                                      ==============   ==============

----------
(1)  Portfolio commenced operations on February 27, 2004.

                       See Notes to Financial Statements.

                       STATEMENTS OF CHANGES IN NET ASSETS
                       FOR THE YEAR ENDED OCTOBER 31, 2004

                                                                           TAX-             CORE
                                                       GOVERNMENT         EXEMPT           FIXED
                                                          CASH             CASH            INCOME
                                                       PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                     --------------   --------------   --------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income                                $    5,062,997   $    4,898,829   $    7,288,033
Net realized gain (loss) on:
  Securities transactions                                        --               --          649,020
Net change in unrealized gain (loss) of:
  Securities                                                     --               --        1,673,905
                                                     --------------   --------------   --------------
Net increase (decrease) in net assets
  resulting from operations                               5,062,997        4,898,829        9,610,958
Distributions to shareholders from:
  Net investment income                                  (5,062,997)      (4,898,828)      (7,851,993)
Net increase (decrease) in net assets from
  capital share transactions                             36,702,157      (66,408,575)         115,417
                                                     --------------   --------------   --------------
Net increase (decrease) in net assets                    36,702,157      (66,408,574)       1,874,382
NET ASSETS:
Beginning of year                                       450,167,204      596,629,983      192,409,538
                                                     --------------   --------------   --------------
End of year                                          $  486,869,361   $  530,221,409   $  194,283,920
                                                     ==============   ==============   ==============
  Undistributed net investment income
    included in net assets at end of year            $       73,094   $         (265)  $      616,886

                       FOR THE YEAR ENDED OCTOBER 31, 2003

                                                                           TAX-             CORE
                                                       GOVERNMENT         EXEMPT           FIXED
                                                          CASH             CASH            INCOME
                                                       PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                     --------------   --------------   --------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income                                $    6,156,689   $    5,528,872   $    7,871,936
Net realized gain on:
  Securities transactions                                        22               --        3,188,250
Net change in unrealized gain (loss) of:
  Securities                                                     --               --       (5,089,479)
                                                     --------------   --------------   --------------
Net increase (decrease) in net assets from
  operations                                              6,156,711        5,528,872        5,970,707
Distributions to shareholders from:
  Net investment income                                  (6,156,708)      (5,528,872)      (8,482,177)
Net increase (decrease) in net assets from
  capital share transactions                            (82,866,503)     (10,439,509)       6,622,884
                                                     --------------   --------------   --------------
Net increase (decrease) in net assets                   (82,866,500)     (10,439,509)       4,111,414
NET ASSETS:
Beginning of year                                       533,033,704      607,069,492      188,298,124
                                                     --------------   --------------   --------------
End of year                                          $  450,167,204   $  596,629,983   $  192,409,538
                                                     ==============   ==============   ==============
  Undistributed net investment income
    included in net assets at end of year            $       73,094   $         (266)  $      686,471

                       See Notes to Financial Statements.

                                                       STRATEGIC        SMALL CAP        LARGE CAP
                                                         EQUITY           EQUITY           VALUE
                                                       PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                     --------------   --------------   --------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)                         $      905,824   $     (923,506)  $      382,615
Net realized gain (loss) on:
  Securities transactions                                10,214,476       41,310,243        2,782,198
Net change in unrealized gain (loss) of:
  Securities                                             (4,976,139)        (820,032)         296,072
                                                     --------------   --------------   --------------
Net increase (decrease) in net assets
  resulting from operations                               6,144,161       39,566,705        3,460,885
Distributions to shareholders from:
  Net investment income:
    Advisor Class                                          (919,610)              --         (370,990)
  Net realized gain on investments:
    Advisor Class                                                --      (40,762,644)        (658,620)
    Institutional Class                                          --             (153)              --
Net increase (decrease) in net assets from
  capital shares transactions                           (28,188,025)     (49,676,469)      (1,006,687)
                                                     --------------   --------------   --------------
Net increase (decrease) in net assets                   (22,963,474)     (50,872,561)       1,424,588
NET ASSETS:
Beginning of year                                        88,520,542      316,037,215       21,296,702
                                                     --------------   --------------   --------------
End of year                                          $   65,557,068   $  265,164,654   $   22,721,290
                                                     ==============   ==============   ==============
  Undistributed net investment income
    included in net assets at end of year            $       75,476   $       11,630   $       20,955

                       FOR THE YEAR ENDED OCTOBER 31, 2003

                                                       STRATEGIC        SMALL CAP        LARGE CAP
                                                         EQUITY           EQUITY           VALUE
                                                       PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                     --------------   --------------   --------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income                                $    1,217,715   $      337,071   $      375,692
Net realized gain (loss) on:
  Securities transactions                                (1,809,127)       5,603,183         (705,833)
Net change in unrealized gain (loss) of:
  Securities                                             10,481,884       74,050,960        3,615,574
                                                     --------------   --------------   --------------
Net increase (decrease) in net assets
  from operations                                         9,890,472       79,991,214        3,285,433
Distributions to shareholders from:
  Net investment income:
    Advisor Class                                        (1,185,291)        (333,186)        (369,322)
    Institutional Class                                          --          (63,459)              --
  Net realized gain on investments:
    Advisor Class                                                --       (5,716,987)              --
    Institutional Class                                          --         (845,482)              --
Net increase (decrease) in net assets from
  capital share transactions                            (10,235,351)      14,097,396        3,055,022
                                                     --------------   --------------   --------------
Net increase (decrease) in net assets                    (1,530,170)      87,129,496        5,971,133
NET ASSETS:
Beginning of year                                        90,050,712      228,907,719       15,325,569
                                                     --------------   --------------   --------------
End of year                                          $   88,520,542   $  316,037,215   $   21,296,702
                                                     ==============   ==============   ==============
  Undistributed net investment income
    included in net assets at end of year            $       89,262   $           --   $       21,966

                       See Notes to Financial Statements.

                                                                                            SMALL
                                                                      INSTITUTIONAL    CAPITALIZATION
                                                     INTERNATIONAL    INTERNATIONAL        GROWTH
                                                       PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                     --------------   --------------   --------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)                         $   31,065,694   $    9,054,401   $     (973,213)
Net realized gain (loss) on:
  Securities transactions                               114,608,644       26,338,857        4,160,566
  In-kind transactions                                           --        5,643,518               --
  Foreign currency transactions                          (1,756,734)        (829,220)              --
Net change in unrealized gain (loss) of:
  Securities                                            101,390,871       52,060,400       (7,229,592)
  Foreign currency translation                               57,652           21,148               --
                                                     --------------   --------------   --------------
Net increase(decrease) in net assets
  resulting from operations                             245,366,127       92,289,104       (4,042,239)
Distributions to shareholders from:
  Net investment income                                 (23,757,261)      (3,804,497)              --
Net increase (decrease) in net assets from
  capital shares transactions                            58,688,554     (117,949,555)     (21,535,801)
                                                     --------------   --------------   --------------
Net increase (decrease) in net assets                   280,297,420      (29,464,948)     (25,578,040)
NET ASSETS:
Beginning of year                                     1,037,465,020      474,370,581      101,642,934
                                                     --------------   --------------   --------------
End of year                                          $1,317,762,440   $  444,905,633   $   76,064,894
                                                     ==============   ==============   ==============
Undistributed net investment income
  included in net assets at end of year              $   10,600,102   $    4,796,057   $         (344)

                       FOR THE YEAR ENDED OCTOBER 31, 2003

                                                                                            SMALL
                                                                      INSTITUTIONAL    CAPITALIZATION
                                                     INTERNATIONAL    INTERNATIONAL        GROWTH
                                                       PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                     --------------   --------------   --------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)                         $   30,283,924   $    7,064,490   $     (900,197)
Net realized loss on:
  Securities transactions                              (112,687,594)     (21,106,423)     (11,883,859)
  Foreign currency transactions                          (3,213,206)      (1,233,987)              --
Net change in unrealized gain (loss) of:
  Securities                                            285,321,774       77,987,486       44,226,816
  Foreign currency translation                              (15,774)           9,033               --
                                                     --------------   --------------   --------------
Net increase (decrease) in net assets
  resulting from operations                             199,689,124       62,720,599       31,442,760
Distributions to shareholders from:
  Net investment income                                 (24,156,402)      (5,955,402)              --
Net increase (decrease) in net assets from
  capital share transactions                           (121,404,915)     153,835,975       (7,922,215)
                                                     --------------   --------------   --------------
Net increase (decrease) in net assets                    54,127,807      210,601,172       23,520,545
NET ASSETS:
Beginning of year                                       983,337,213      263,769,409       78,122,389
                                                     --------------   --------------   --------------
End of year                                          $1,037,465,020   $  474,370,581   $  101,642,934
                                                     ==============   ==============   ==============
Undistributed net investment income
  included in net assets at end of year              $    5,048,403   $      375,373   $       (2,150)

                       See Notes to Financial Statements.

                      FOR THE PERIOD ENDED OCTOBER 31, 2004

                                                                          LARGE            LARGE
                                                                           CAP              CAP
                                                                           100             GROWTH
                                                                       PORTFOLIO(1)     PORTFOLIO(1)
                                                                      --------------   --------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)                                          $       32,813   $       (6,580)
Net realized gain (loss) on:
  Securities transactions                                                   (400,248)        (154,942)
Net change in unrealized gain (loss) of:
  Securities                                                                 692,239          325,771
                                                                      --------------   --------------
Net increase(decrease) in net assets resulting from operations               324,804          164,249
Distributions to shareholders from:
  Net investment income                                                      (17,370)              --
Net increase (decrease) in net assets from capital shares
  transactions                                                            17,886,633        5,781,265
                                                                      --------------   --------------
Net increase (decrease) in net assets                                     18,194,067        5,945,514
NET ASSETS:
Beginning of year                                                                 --               --
                                                                      --------------   --------------
End of year                                                           $   18,194,067   $    5,945,514
                                                                      ==============   ==============
Undistributed net investment income included in net assets at
  end of year                                                         $       15,235   $           --

----------
(1)  Portfolio commenced operations on February 27, 2004.

                       See Notes to Financial Statements.

                             THE GLENMEDE FUND, INC.

                              FINANCIAL HIGHLIGHTS

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                                          GOVERNMENT CASH PORTFOLIO
                                                     -------------------------------------------------------------------
                                                                        FOR THE YEARS ENDED OCTOBER 31,
                                                     -------------------------------------------------------------------
                                                        2004          2003          2002          2001          2000
                                                     -----------   -----------   -----------   -----------   -----------
Net asset value, beginning
  of year                                            $      1.00   $      1.00   $      1.00   $      1.00   $      1.00
                                                     -----------   -----------   -----------   -----------   -----------
Income from investment
  operations:
Net investment income                                      0.011         0.011         0.019         0.048         0.060
Distributions to shareholders from:
  Net investment income                                   (0.011)       (0.011)       (0.019)       (0.048)       (0.060)
                                                     -----------   -----------   -----------   -----------   -----------

Net asset value, end of year                         $      1.00   $      1.00   $      1.00   $      1.00   $      1.00
                                                     ===========   ===========   ===========   ===========   ===========

Total return                                                1.05%         1.15%         1.95%         4.86%         6.15%
                                                     ===========   ===========   ===========   ===========   ===========
Ratios to average net assets/ Supplemental data:
Net assets, end of year
  (in 000's)                                         $   486,869   $   450,167   $   533,034   $   421,509   $   413,742
Ratio of operating expenses to
  average net assets                                        0.18%         0.13%         0.13%         0.11%         0.11%
Ratio of net investment income
  to average net assets                                     1.05%         1.16%         1.91%         4.86%         5.96%

                       See Notes to Financial Statements.

                                                                          TAX-EXEMPT CASH PORTFOLIO
                                                     -------------------------------------------------------------------
                                                                       FOR THE YEARS ENDED OCTOBER 31,
                                                     -------------------------------------------------------------------
                                                        2004          2003          2002          2001          2000
                                                     -----------   -----------   -----------   -----------   -----------
Net asset value, beginning
  of year                                            $      1.00   $      1.00   $      1.00   $      1.00   $      1.00
                                                     -----------   -----------   -----------   -----------   -----------
Income from investment
  operations:
Net investment income                                      0.009         0.009         0.012         0.029         0.038
Distributions to shareholders from:
  Net investment income                                   (0.009)       (0.009)       (0.012)       (0.029)       (0.038)
                                                     -----------   -----------   -----------   -----------   -----------

Net asset value, end of year                         $      1.00   $      1.00   $      1.00   $      1.00   $      1.00
                                                     ===========   ===========   ===========   ===========   ===========

Total return                                                0.90%         0.88%         1.25%         2.95%         3.88%
                                                     ===========   ===========   ===========   ===========   ===========
Ratios to average net assets/ Supplemental data:
Net assets, end of year
  (in 000's)                                         $   530,221   $   596,630   $   607,069   $   541,881   $   437,134
Ratio of operating expenses to
  average net assets                                        0.18%         0.14%         0.14%         0.11%         0.12%
Ratio of net investment income
  to average net assets                                     0.90%         0.88%         1.24%         2.88%         3.82%

                       See Notes to Financial Statements.

                                                                        CORE FIXED INCOME PORTFOLIO
                                                     -------------------------------------------------------------------
                                                                       FOR THE YEARS ENDED OCTOBER 31,
                                                     -------------------------------------------------------------------
                                                        2004          2003          2002          2001          2000
                                                     -----------   -----------   -----------   -----------   -----------
Net asset value, beginning
  of year                                            $     10.85   $     10.98   $     10.88   $     10.08   $     10.16
                                                     -----------   -----------   -----------   -----------   -----------
Income from investment
  operations:
Net investment income                                       0.45          0.44          0.54          0.65          0.69
Net realized and unrealized
  gain (loss) on investments                                0.09         (0.09)         0.10          0.82         (0.09)
                                                     -----------   -----------   -----------   -----------   -----------

Total from investment
  operations                                                0.54          0.35          0.64          1.47          0.60
                                                     -----------   -----------   -----------   -----------   -----------
Distributions to shareholders from:
  Net investment income                                    (0.45)        (0.48)        (0.54)        (0.67)        (0.68)
                                                     -----------   -----------   -----------   -----------   -----------

Total distributions                                        (0.45)        (0.48)        (0.54)        (0.67)        (0.68)
                                                     -----------   -----------   -----------   -----------   -----------

Net asset value, end of year                         $     10.94   $     10.85   $     10.98   $     10.88   $     10.08
                                                     ===========   ===========   ===========   ===========   ===========

Total return                                                5.07%         3.26%         6.18%        15.09%         6.19%
                                                     ===========   ===========   ===========   ===========   ===========
Ratios to average net assets/ Supplemental data:
Net assets, end of year
  (in 000's)                                         $   194,284   $   192,410   $   188,298   $   178,811   $   174,092
Ratio of operating expenses to
  average net assets                                        0.19%         0.14%         0.14%         0.11%         0.14%
Ratio of gross expenses to
  average net assets                                        0.19%         0.14%         0.24%         0.63%         1.02%
Ratio of net investment income
  to average net assets                                     3.82%         4.08%         5.19%         6.19%         8.56%
Portfolio turnover rate                                      203%          205%          191%          138%          234%

                       See Notes to Financial Statements.

                                                                          STRATEGIC EQUITY PORTFOLIO
                                                     -------------------------------------------------------------------
                                                                       FOR THE YEARS ENDED OCTOBER 31,
                                                     -------------------------------------------------------------------
                                                        2004          2003          2002          2001          2000
                                                     -----------   -----------   -----------   -----------   -----------
Net asset value, beginning
  of year                                            $     14.94   $     13.47   $     16.06   $     21.19   $     22.70
                                                     -----------   -----------   -----------   -----------   -----------
Income from investment
  operations:
Net investment income                                       0.19          0.20          0.16          0.20          0.25
Net realized and unrealized
  gain (loss) on investments                                0.93          1.46         (2.59)        (5.09)         1.57
                                                     -----------   -----------   -----------   -----------   -----------

Total from investment
  operations                                                1.12          1.66         (2.43)        (4.89)         1.82
                                                     -----------   -----------   -----------   -----------   -----------
Distributions to shareholders from:
  Net investment income                                    (0.19)        (0.19)        (0.16)        (0.24)        (0.25)
  Net realized capital gains                                  --            --            --            --         (3.08)
                                                     -----------   -----------   -----------   -----------   -----------

Total distributions                                        (0.19)        (0.19)        (0.16)        (0.24)        (3.33)
                                                     -----------   -----------   -----------   -----------   -----------

Net asset value, end of year                         $     15.87   $     14.94   $     13.47   $     16.06   $     21.19
                                                     ===========   ===========   ===========   ===========   ===========

Total return                                                7.53%        12.43%       (15.20)%      (23.18)%        8.49%
                                                     ===========   ===========   ===========   ===========   ===========
Ratios to average net assets/ Supplemental data:
Net assets, end of year
  (in 000's)                                         $    65,557   $    88,521   $    90,051   $   123,803   $   168,564
Ratio of operating expenses to
  average net assets                                        0.27%         0.14%         0.14%         0.12%         0.14%
Ratio of net investment income
  to average net assets                                     1.19%         1.39%         1.04%         1.09%         1.00%
Portfolio turnover rate                                       87%           79%           36%           41%           47%

                       See Notes to Financial Statements.

                                                                  SMALL CAP EQUITY PORTFOLIO ADVISOR SHARES
                                                     -------------------------------------------------------------------
                                                                       FOR THE YEARS ENDED OCTOBER 31,
                                                     -------------------------------------------------------------------
                                                       2004(1)         2003          2002          2001          2000
                                                     -----------   -----------   -----------   -----------   -----------
Net asset value, beginning
  of year                                            $     18.28   $     13.93   $     15.57   $     17.04   $     15.04
                                                     -----------   -----------   -----------   -----------   -----------
Income from investment
  operations:
Net investment income (loss)                               (0.06)         0.01          0.07          0.23          0.11
Net realized and unrealized
  gain (loss) on investments                                2.59          4.75         (0.90)         0.45          3.07
                                                     -----------   -----------   -----------   -----------   -----------

Total from investment
  operations                                                2.53          4.76         (0.83)         0.68          3.18
                                                     -----------   -----------   -----------   -----------   -----------
Distributions to shareholders from:
  Net investment income                                       --         (0.02)        (0.07)        (0.24)        (0.11)
  Net realized capital gains                               (3.20)        (0.39)        (0.74)        (1.83)        (1.07)
Tax Return of capital                                         --            --            --         (0.08)           --
                                                     -----------   -----------   -----------   -----------   -----------

Total distributions                                        (3.20)        (0.41)        (0.81)        (2.15)        (1.18)
                                                     -----------   -----------   -----------   -----------   -----------

Net asset value, end of year                         $     17.61   $     18.28   $     13.93   $     15.57   $     17.04
                                                     ===========   ===========   ===========   ===========   ===========

Total return                                               13.90%        34.23%        (5.32)%        3.84%        21.43%
                                                     ===========   ===========   ===========   ===========   ===========
Ratios to average net assets/ Supplemental data:
Net assets, end of year
  (in 000's)                                         $   265,164   $   275,408   $   199,264   $   216,638   $   242,395
Ratio of operating expenses to
  average net assets                                        0.90%         0.90%         0.90%         0.87%         0.90%
Ratio of expenses in excess of income
  to average net assets                                    (0.33)%        0.10%         0.44%         1.28%         0.62%
Portfolio turnover rate                                       64%           58%           67%           65%           67%

----------
(1) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(2)  Portfolio turnover is calculated at the fund level.

                       See Notes to Financial Statements.

                                                                SMALL CAP EQUITY PORTFOLIO INSTITUTIONAL SHARES
                                                     -------------------------------------------------------------------
                                                                       FOR THE YEARS ENDED OCTOBER 31,
                                                     -------------------------------------------------------------------
                                                       2004(1)        2003          2002          2001          2000
                                                     -----------   -----------   -----------   -----------   -----------
Net asset value, beginning
  of year                                            $     18.35   $     13.96   $     15.60   $     17.01   $     15.01
                                                     -----------   -----------   -----------   -----------   -----------
Income from investment
  operations:
Net investment income (loss)                               (0.02)         0.05          0.11          0.26          0.14
Net realized and unrealized
  gain (loss) on investments                                2.60          4.76         (0.90)         0.46          3.06
                                                     -----------   -----------   -----------   -----------   -----------

Total from investment
  operations                                                2.58          4.81         (0.79)         0.72          3.20
                                                     -----------   -----------   -----------   -----------   -----------
Distributions to shareholders from:
  Net investment income                                       --         (0.03)        (0.11)        (0.22)        (0.13)
  Net realized capital gains                               (3.20)        (0.39)        (0.74)        (1.83)        (1.07)
Tax Return of capital                                         --            --            --         (0.08)           --
                                                     -----------   -----------   -----------   -----------   -----------

Total distributions                                        (3.20)        (0.42)        (0.85)        (2.13)        (1.20)
                                                     -----------   -----------   -----------   -----------   -----------

Net asset value, end of year                         $     17.73   $     18.35   $     13.96   $     15.60   $     17.01
                                                     ===========   ===========   ===========   ===========   ===========

Total return                                               14.13%        34.50%        (5.10)%        4.08%        21.65%
                                                     ===========   ===========   ===========   ===========   ===========
Ratios to average net assets/ Supplemental data:
Net assets, end of year
  (in 000's)                                         $         1   $    40,629   $    29,644   $    30,417   $    27,353
Ratio of operating expenses to
  average net assets                                        0.70%         0.70%         0.70%         0.66%         0.70%
Ratio of expenses in excess of income
  to average net assets                                    (0.12)%        0.30%         0.64%         1.44%         0.82%
Portfolio turnover rate                                       64%           58%           67%           65%           67%

----------
(1) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(2)  Portfolio turnover is calculated at the fund level.

                       See Notes to Financial Statements.

                                                                          LARGE CAP VALUE PORTFOLIO
                                                     -------------------------------------------------------------------
                                                                       FOR THE YEARS ENDED OCTOBER 31,
                                                     -------------------------------------------------------------------
                                                        2004          2003          2002          2001          2000
                                                     -----------   -----------   -----------   -----------   -----------
Net asset value, beginning
  of year                                            $      9.00   $      7.78   $      8.56   $     11.03   $     11.24
                                                     -----------   -----------   -----------   -----------   -----------
Income from investment
  operations:
Net investment income                                       0.17          0.16          0.14          0.17          0.18
Net realized and unrealized
  gain (loss) on investments                                1.31          1.22         (0.79)        (1.49)        (0.15)
                                                     -----------   -----------   -----------   -----------   -----------

Total from investment
  operations                                                1.48          1.38         (0.65)        (1.32)         0.03
                                                     -----------   -----------   -----------   -----------   -----------
Distributions to shareholders from:
  Net investment income                                    (0.17)        (0.16)        (0.13)        (0.18)        (0.16)
  Net realized capital gains                               (0.30)           --            --         (0.97)        (0.08)
                                                     -----------   -----------   -----------   -----------   -----------

Total distributions                                        (0.47)        (0.16)        (0.13)        (1.15)        (0.24)
                                                     -----------   -----------   -----------   -----------   -----------

Net asset value, end of year                         $     10.01   $      9.00   $      7.78   $      8.56   $     11.03
                                                     ===========   ===========   ===========   ===========   ===========

Total return                                               16.54%        18.01%        (7.64)%      (12.31)%        0.30%
                                                     ===========   ===========   ===========   ===========   ===========
Ratios to average net assets/ Supplemental data:
Net assets, end of year
  (in 000's)                                         $    22,721   $    21,297   $    15,326   $    14,002   $    21,251
Ratio of operating expenses to
  average net assets                                        0.29%         0.17%         0.17%         0.21%         0.23%
Ratio of net investment income
  to average net assets                                     1.78%         2.06%         1.75%         1.51%         1.50%
Portfolio turnover rate                                       76%           96%           96%          174%          108%

                       See Notes to Financial Statements.

                                                                          INTERNATIONAL PORTFOLIO
                                                     -------------------------------------------------------------------
                                                                       FOR THE YEARS ENDED OCTOBER 31,
                                                     -------------------------------------------------------------------
                                                        2004          2003          2002          2001          2000
                                                     -----------   -----------   -----------   -----------   -----------
Net asset value, beginning
  of year                                            $     13.99   $     11.67   $     12.89   $     15.79   $     17.87
                                                     -----------   -----------   -----------   -----------   -----------
Income from investment
  operations:
Net investment income                                       0.40          0.40          0.33          0.35          0.45
Net realized and unrealized
  gain (loss) on investments                                2.88          2.23         (1.31)        (2.91)        (1.09)
                                                     -----------   -----------   -----------   -----------   -----------

Total from investment
  operations                                                3.28          2.63         (0.98)        (2.56)        (0.64)
                                                     -----------   -----------   -----------   -----------   -----------
Distributions to
  shareholders from:
  Net investment income                                    (0.31)        (0.31)        (0.24)        (0.34)        (0.33)
  Net realized capital gains                                  --            --            --            --         (1.11)
                                                     -----------   -----------   -----------   -----------   -----------

Total distributions                                        (0.31)        (0.31)        (0.24)        (0.34)        (1.44)
                                                     -----------   -----------   -----------   -----------   -----------

Net asset value, end of year                         $     16.96   $     13.99   $     11.67   $     12.89   $     15.79
                                                     ===========   ===========   ===========   ===========   ===========

Total return                                               23.60%        22.89%        (7.82)%      (16.34)%       (3.70)%
                                                     ===========   ===========   ===========   ===========   ===========
Ratios to average net assets/ Supplemental data:
Net assets, end of year
  (in 000's)                                         $ 1,317,762   $ 1,037,465   $   983,337   $ 1,219,138   $ 1,486,088
Ratio of operating expenses to
  average net assets                                        0.14%         0.14%         0.14%         0.11%         0.11%
Ratio of net investment income
  to average net assets                                     2.59%         3.14%         2.42%         2.34%         2.30%
Portfolio turnover rate                                       38%           48%           33%           40%           36%

                       See Notes to Financial Statements.

                                                                    INSTITUTIONAL INTERNATIONAL PORTFOLIO
                                                     -------------------------------------------------------------------
                                                                       FOR THE YEARS ENDED OCTOBER 31,
                                                     -------------------------------------------------------------------
                                                        2004          2003          2002          2001          2000
                                                     -----------   -----------   -----------   -----------   -----------
Net asset value, beginning
  of year                                            $     13.14   $     11.03   $     12.25   $     15.10   $     17.82
                                                     -----------   -----------   -----------   -----------   -----------
Income from investment
  operations:
Net investment income                                       0.33          0.24          0.19          0.23          0.33
Net realized and unrealized
  gain (loss) on investments                                2.53          2.09         (1.28)        (2.86)        (1.37)
                                                     -----------   -----------   -----------   -----------   -----------

Total from investment
  operations                                                2.86          2.33         (1.09)        (2.63)        (1.04)
                                                     -----------   -----------   -----------   -----------   -----------
Distributions to shareholders from:
  Net investment income                                    (0.14)        (0.22)        (0.13)        (0.16)        (0.24)
  Net realized capital gains                                  --            --            --            --         (1.44)
Tax Return of capital                                         --            --            --         (0.06)           --
                                                     -----------   -----------   -----------   -----------   -----------

Total distributions                                        (0.14)        (0.22)        (0.13)        (0.22)        (1.68)
                                                     -----------   -----------   -----------   -----------   -----------

Net asset value, end of year                         $     15.86   $     13.14   $     11.03   $     12.25   $     15.10
                                                     ===========   ===========   ===========   ===========   ===========

Total return                                               21.78%        21.32%        (9.02)%      (17.45)%       (5.87)%
                                                     ===========   ===========   ===========   ===========   ===========
Ratios to average net assets/ Supplemental data:
Net assets, end of year
  (in 000's)                                         $   444,906   $   474,371   $   263,769   $   275,132   $   171,343
Ratio of operating expenses to
  average net assets                                        0.85%         0.85%         0.85%         0.83%         0.84%
Ratio of net investment income
  to average net assets                                     1.86%         2.33%         1.72%         1.71%         1.65%
Portfolio turnover rate                                       50%           42%           37%           53%           74%

                       See Notes to Financial Statements.

                                                                        SMALL CAPITALIZATION GROWTH PORTFOLIO
                                                     ---------------------------------------------------------------------------
                                                                                                               FOR THE PERIOD
                                                               FOR THE YEARS ENDED OCTOBER 31,              DECEMBER 29, 1999(1)
                                                     -----------------------------------------------------         THROUGH
                                                        2004           2003         2002          2001        OCTOBER 31, 2000
                                                     -----------   -----------   -----------   -----------  --------------------
Net asset value, beginning
  of year                                            $      5.56   $      3.93   $      5.04   $      9.22       $     10.00
                                                     -----------   -----------   -----------   -----------       -----------
Income from investment
  operations:
Net investment loss                                        (0.07)        (0.05)           --            --             (0.03)
Net realized and unrealized
  gain (loss) on investments                               (0.17)         1.68         (1.11)        (4.18)            (0.75)
                                                     -----------   -----------   -----------   -----------       -----------

Total from investment
  operations                                               (0.24)         1.63         (1.11)        (4.18)            (0.78)
                                                     -----------   -----------   -----------   -----------       -----------

Net asset value, end of year                         $      5.32   $      5.56   $      3.93   $      5.04       $      9.22
                                                     ===========   ===========   ===========   ===========       ===========

Total return(2)                                            (4.32)%       41.48%       (22.02)%      (45.34)%           (7.80)%
                                                     ===========   ===========   ===========   ===========       ===========
Ratios to average net assets/ Supplemental data:
Net assets, end of year
  (in 000's)                                         $    76,065   $   101,643   $    78,122   $   105,052       $   182,847
Ratio of operating expenses to
  average net assets                                        1.22%         1.18%         1.23%         1.17%             1.23%(3)
Ratio of net investment
  income (expenses in
  excess of income)
  to average net assets                                    (1.05)%       (1.04)%       (1.02)%       (0.83)%           (0.60)%(3)
Portfolio turnover rate                                       89%          114%           42%           67%               78%

----------
(1)  Commencement of operations.
(2)  Total return represents aggregate total return for the period indicated.
(3)  Annualized.

                       See Notes to Financial Statements.

                                                                                   LARGE CAP 100 PORTFOLIO
                                                                                   -----------------------
                                                                                       FOR THE PERIOD
                                                                                     FEBRUARY 27, 2004(1)
                                                                                           THROUGH
                                                                                      OCTOBER 31, 2004
                                                                                   -----------------------
Net asset value, beginning of period                                                   $        10.00
                                                                                       --------------
Income from investment operations:
Net investment income                                                                            0.03
Net realized and unrealized gain (loss) on investments                                           0.08
                                                                                       --------------

Total from investment operations                                                                 0.11
                                                                                       --------------
Distributions to shareholders from:
  Net investment income                                                                         (0.02)
                                                                                       --------------

Total distributions                                                                             (0.02)
                                                                                       --------------
Net asset value, end of period                                                         $        10.09
                                                                                       ==============

Total return                                                                                     1.05%(2)
                                                                                       ==============
Ratios to average net assets/Supplemental data:
Net assets, end of period (in 000's)                                                   $       18,194
Ratio of operating expenses to average net assets                                                1.12%(3)
Ratio of net investment income to average net assets                                             0.45%(3)
Portfolio turnover rate                                                                            56%

----------
(1)  Commencement of operations.
(2)  Total return represents aggregate total return for the period indicated.
(3)  Annualized.

                       See Notes to Financial Statements.

                                                                                 LARGE CAP GROWTH PORTFOLIO
                                                                                 --------------------------
                                                                                       FOR THE PERIOD
                                                                                     FEBRUARY 27, 2004(1)
                                                                                          THROUGH
                                                                                      OCTOBER 31, 2004
                                                                                 --------------------------
Net asset value, beginning of period                                                   $        10.00
                                                                                       --------------
Income from investment operations:
Net investment loss                                                                             (0.01)
Net realized and unrealized gain (loss) on investments                                           0.05
                                                                                       --------------

Total from investment operations                                                                 0.04
                                                                                       --------------

Net asset value, end of period                                                         $        10.04
                                                                                       ==============

Total return                                                                                     0.40%(2)
                                                                                       ==============
Ratios to average net assets/Supplemental data:
Net assets, end of period (in 000's)                                                   $        5,946
Ratio of operating expenses to average net assets                                                1.26%(3)
Ratio of net investment income (expenses in excess of income)
  to average net assets                                                                         (0.23)%(3)
Portfolio turnover rate                                                                            64%

----------
(1)  Commencement of operations.
(2)  Total return represents aggregate total return for the period indicated.
(3)  Annualized.

                       See Notes to Financial Statements.

                             THE GLENMEDE FUND, INC.

                            GOVERNMENT CASH PORTFOLIO
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                OCTOBER 31, 2004

      FACE
     AMOUNT                                                                            VALUE
----------------                                                                  ----------------
AGENCY DISCOUNT NOTES+(1) -- 24.3%

                 FEDERAL HOME LOAN BANK -- 4.0%
$      5,749,000   1.52% due 11/23/04                                             $      5,743,660
       4,339,000   1.65% due 12/9/04                                                     4,331,443
       1,634,000   1.865% due 12/10/04                                                   1,630,698
       4,617,000   1.60% due 12/29/04                                                    4,605,098
       3,000,000   1.785% due 1/21/05                                                    2,987,951
                                                                                  ----------------
                                                                                        19,298,850
                                                                                  ----------------

                 FEDERAL HOME LOAN MORTGAGE CORPORATION -- 5.7%
       3,000,000   1.60% due 11/22/04                                                    2,997,200
       5,000,000   1.68% due 12/23/04                                                    4,987,866
       5,000,000   1.95% due 1/11/05                                                     4,980,771
       5,000,000   1.81% due 2/15/05                                                     4,973,353
      10,000,000   2.06% due 2/22/05                                                     9,935,339
                                                                                  ----------------
                                                                                        27,874,529
                                                                                  ----------------

                 FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 14.6%
      10,000,000   1.68% due 11/1/04                                                    10,000,000
       5,000,000   1.61% due 11/3/04                                                     4,999,553
       1,400,000   1.07% due 11/12/04                                                    1,399,542
      10,000,000   1.78% due 11/22/04                                                    9,989,617
       5,000,000   1.68% due 11/24/04                                                    4,994,633
      10,000,000   1.84% due 12/1/04                                                     9,984,667
      10,000,000   1.86% due 12/1/04                                                     9,984,500
      10,000,000   1.965% due 1/12/05                                                    9,960,700
       5,000,000   1.78% due 1/19/05                                                     4,980,469
       5,000,000   1.83% due 2/16/05                                                     4,972,804
                                                                                  ----------------
                                                                                        71,266,485
                                                                                  ----------------
                 TOTAL AGENCY DISCOUNT NOTES
                   (Cost $118,439,864)                                                 118,439,864
                                                                                  ----------------

AGENCY NOTES -- 25.9%

                 FEDERAL FARM CREDIT BANK -- 0.6%
       3,000,000   3.875% due 12/15/04                                                   3,009,587
                                                                                  ----------------

                 FEDERAL HOME LOAN BANK -- 11.0%
       5,000,000   3.375% due 11/15/04                                                   5,003,201
       4,540,000   4.125% due 11/15/04                                                   4,544,674
       7,500,000   1.55% due 12/8/04                                                     7,497,225
       6,945,000   1.51% due 12/8/04                                                     6,942,356
       3,000,000   3.875% due 12/15/04                                                   3,007,643
      16,320,000   2.125% due 12/15/04                                                  16,330,672
      10,115,000   4.125% due 1/14/05                                                   10,164,733
                                                                                  ----------------
                                                                                        53,490,504
                                                                                  ----------------

                       See Notes to Financial Statements.

      FACE
     AMOUNT                                                                            VALUE
----------------                                                                  ----------------
AGENCY NOTES -- (CONTINUED)

                 FEDERAL HOME LOAN MORTGAGE CORPORATION -- 10.2%
$     16,596,000   3.25% due 11/15/04                                             $     16,606,594
      16,445,000   6.875% due 1/15/05                                                   16,612,554
      16,447,000   1.875% due 1/15/05                                                   16,441,922
                                                                                  ----------------
                                                                                        49,661,070
                                                                                  ----------------

                 FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 4.1%
       3,880,000   1.875% due 12/15/04                                                   3,880,912
      10,000,000   1.40% due 2/25/05                                                     9,976,435
       5,810,000   3.875% due 3/15/05                                                    5,848,408
                                                                                  ----------------
                                                                                        19,705,755
                                                                                  ----------------
                 TOTAL AGENCY NOTES
                   (Cost $125,866,916)                                                 125,866,916
                                                                                  ----------------

FLOATING RATE BONDS -- 3.0%

                 FEDERAL NATIONAL MORTGAGE ASSOCIATION
       5,000,000   1.50% due 2/14/05                                                     4,991,711
       9,500,000   1.50% due 2/15/05                                                     9,483,678
                                                                                  ----------------
                 TOTAL FLOATING RATE BONDS
                   (Cost $14,475,389)                                                   14,475,389
                                                                                  ----------------

REPURCHASE AGREEMENTS -- 46.6%

     120,000,000 With Bear Stearns, Inc., dated 10/29/04, 1.87%, principal and interest in the amount of $120,018,700,
                   due 11/01/04, (collateralized by FHLMC #2777 FK
                   with a par value of $30,496,538, coupon rate of 2.17%,
                   due 02/15/33, market value of $32,421,796, FHLMC
                   #2763 FC with a par value of $46,652,902, coupon rate
                   of 2.22%, due 04/15/32, market value of $46,643,572,
                   FHLMC #2763 FA with a par value of $46,652,902,
                   coupon rate of 2.22%, due 04/15/32, market value of
                   $46,643,572)                                                        120,000,000
      86,986,416 With Merrill Lynch & Co., dated 10/29/04, 1.79%, principal and interest in the amount of $86,999,391,
                   due 11/01/04, (collateralized by FNMA #747202, #747213,
                   #747205, #776488, #736512, with par values of
                   $23,415,801, $22,846,544, $18,953,765, $17,930,220,
                   $5,526,539, coupon rate of 3.64%, 4.19%, 3.51%, 4.31%,
                   3.51%, due 03/01/34, 08/01/34, 04/01/34, 03/01/34, 12/01/33,
                   market values of $23,415,800, $22,846,544, $18,953,765,
                   $18,000,147, $5,547,741 respectively)                                86,986,416

                       See Notes to Financial Statements.

      FACE
     AMOUNT                                                                            VALUE
----------------                                                                  ----------------
REPURCHASE AGREEMENTS -- (CONTINUED)

$     20,000,000 With Paine Webber, Inc., dated 10/29/04, 1.80%, principal and interest in the amount of
                   $20,003,000, due 11/01/04, (collateralized by FNMA
                   #799404 with a par value of $19,952,760, coupon
                   rate of 5.00%, due 10/01/19, market value of
                   $20,407,682)                                                   $     20,000,000
                                                                                  ----------------
                 TOTAL REPURCHASE AGREEMENTS
                   (Cost $226,986,416)                                                 226,986,416
                                                                                  ----------------
TOTAL INVESTMENTS
  (Cost $485,768,585)(2)                                                   99.8%  $    485,768,585

OTHER ASSETS IN EXCESS OF LIABILITIES                                       0.2          1,100,776
                                                                          -----   ----------------
NET ASSETS                                                                100.0%  $    486,869,361
                                                                          =====   ================

----------
+    Percentages indicated are based on net assets.
(1)  Rate represents annualized discount yield at date of purchase.
(2)  Aggregate cost for federal tax purposes.
Abbreviations:
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association

                       See Notes to Financial Statements.

                             THE GLENMEDE FUND, INC.

                            GOVERNMENT CASH PORTFOLIO
                             AGENCY DIVERSIFICATION

  ON OCTOBER 31, 2004, AGENCY DIVERSIFICATION OF THE PORTFOLIO WAS AS FOLLOWS:
                                   (UNAUDITED)

                                                        % OF
                                                     NET ASSETS         VALUE
                                                     ----------    ----------------
AGENCIES:
      Federal National Mortgage Association                21.7%   $    105,447,629
      Federal Home Loan Mortgage Corporation               15.9          77,535,599
      Federal Home Loan Bank                               15.0          72,789,354
      Federal Farm Credit Bank                              0.6           3,009,587
                                                     ----------    ----------------
      TOTAL                                                53.2%   $    258,782,169

      REPURCHASE AGREEMENTS                                46.6         226,986,416
                                                     ----------    ----------------
      TOTAL INVESTMENTS                                    99.8%   $    485,768,585
                                                     ==========    ================

The above table does not constitute part of the audited financial statements.

                       See Notes to Financial Statements.

                             THE GLENMEDE FUND, INC.

                            TAX-EXEMPT CASH PORTFOLIO
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                OCTOBER 31, 2004

      FACE
     AMOUNT                                                                            VALUE
----------------                                                                  ----------------
VARIABLE/FLOATING RATE NOTES+(1) -- 97.3%
                   DAILY VARIABLE/FLOATING RATE NOTES -- 51.2%
$      7,150,000   California State, Economic Recovery, Series C-5,
                     (SPA: Bank of America),
                     1.68% due 7/1/23                                             $      7,150,000
       8,100,000   California State, Series A, (LOC: Westdeutsche
                     Landesbank 80% & J.P. Morgan Chase 20%),
                     1.70% due 5/1/33                                                    8,100,000
       8,000,000   Clark County, Nevada, School District Revenue, Series B,
                     (SPA: Bayerische Landesbank), (FSA Insured),
                     1.63% due 6/15/21                                                   8,000,000
       1,900,000   Connecticut State Health & Educational Facilities Authority,
                     Edgehill Project Revenue, UPDATES, Series C, (LOC: KBC
                     Bank N. V.),
                     1.68% due 7/1/27                                                    1,900,000
       2,100,000   Connecticut State Health & Educational Facilities Authority,
                     Revenue, Yale University, Series T-1,
                     1.63% due 7/1/29                                                    2,100,000
      16,900,000   Delaware County, Pennsylvania, Industrial Development
                     Authority, Airport Facilities Revenue, United Parcel Service
                     Project, DATES,
                     1.63% due 12/1/15                                                  16,900,000
       6,300,000   East Baton Rouge Parish, Louisiana, Pollution Control Revenue,
                     Revenue Refunding, Exxon Corp. Project,
                     1.66% due 11/1/19                                                   6,300,000
         900,000   Gulf Coast Waste Disposal Authority, Texas Pollution Control
                     Revenue, Exxon Project,
                     1.63% due 10/1/24                                                     900,000
       1,100,000   Hapeville, Georgia, Development Authority, Industrial
                     Development Revenue, Hapeville Hotel Ltd., (LOC: Bank
                     of America),
                     1.71% due 11/1/15                                                   1,100,000
      11,505,000   Idaho State Health Facilities Authority, Revenue, St. Luke's
                     Medical Center Project, (SPA: Harris Trust & Savings Bank),
                     (FSA Insured),
                     1.69% due 7/1/30                                                   11,505,000
       8,800,000   Irvine Ranch, California, Water District Revenue, Certificates
                     of Participation, (LOC: Landesbank Baden-Wurttemberg),
                     1.70% due 8/1/16                                                    8,800,000
                   Irvine Ranch, California, Water District Revenue, Series A,
                     (LOC: State Street Bank & Trust Co.):
         940,000     1.65% due 9/1/06                                                      940,000
       1,000,000     1.70% due 1/1/21                                                    1,000,000

                       See Notes to Financial Statements.

      FACE
     AMOUNT                                                                            VALUE
----------------                                                                  ----------------
VARIABLE/FLOATING RATE NOTES+(1) -- (CONTINUED)

                   DAILY VARIABLE/FLOATING RATE NOTES -- (CONTINUED)
$      1,600,000   Irvine, California, Improvement Board, Limited Obligation,
                     Special Assessment, Assessment District 93-14,
                     (LOC: BankAmerica),
                     1.70% due 9/2/25                                             $      1,600,000
         100,000   Irvine, California, Special Assessment, Assessment
                     District 00-18, Series A, (LOC: Bank of New York),
                     1.71% due 9/2/26                                                      100,000
       1,000,000   Jackson County, Mississippi, Port Facilities Revenue,
                     Chevron USA Project, Refunding,
                     1.74% due 6/1/23                                                    1,000,000
       4,000,000   Jacksonville, Florida, Pollution Control Revenue, Refunding,
                     Florida Power & Light Co.,
                     1.79% due 5/1/29                                                    4,000,000
       8,000,000   Kansas State Department of Transportation, Highway
                     Liquidity Provider Revenue, Series B-1, Pooled Money
                     Investment Board,
                     1.69% due 9/1/20                                                    8,000,000
       8,125,000   Kansas State Department of Transportation, Highway
                     Liquidity Provider Revenue, Series B-2, Pooled Money
                     Investment Board,
                     1.69% due 9/1/20                                                    8,125,000
       4,400,000   Kemmerer, Wyoming, Pollution Control Revenue, DATES,
                     Exxon Corp. Project,
                     1.63% due 11/1/14                                                   4,400,000
       1,600,000   Lawrence County, South Dakota, Pollution Control Revenue,
                     Daily Refunding, Homestake Mining, Series B,
                     (LOC: J.P. Morgan Chase),
                     1.74% due 7/1/32                                                    1,600,000
       9,825,000   Lehigh County, Pennsylvania, General Purpose Authority,
                     Lehigh Valley Hospital, Series A, (SPA: J.P. Morgan Chase),
                     (AMBAC Insured),
                     1.69% due 7/1/28                                                    9,825,000
       4,100,000   Lincoln County, Wyoming, Pollution Control Revenue, Exxon
                     Corp. Project, Class B,
                     1.63% due 11/1/14                                                   4,100,000
       8,340,000   Lincoln County, Wyoming, Pollution Control Revenue, Exxon
                     Corp. Project, Class C,
                     1.63% due 11/1/14                                                   8,340,000
      12,590,000   Los Angeles, California, Regional Airports Improvement Corp.,
                     Lease Revenue, Sublease - Los Angeles International Airport,
                     LAX Two Corp., (LOC: Societe Generale),
                     1.74% due 12/1/25                                                  12,590,000

                       See Notes to Financial Statements.

      FACE
     AMOUNT                                                                            VALUE
----------------                                                                  ----------------
VARIABLE/FLOATING RATE NOTES+(1) -- (CONTINUED)

                   DAILY VARIABLE/FLOATING RATE NOTES -- (CONTINUED)
$     13,900,000   Loudoun County, Virginia, Industrial Development Authority
                     Revenue, Howard Hughes Medical Institute, Series E,
                     1.71% due 2/15/38                                            $     13,900,000
      11,150,000   Louisiana State, Public Facilities Authority, Industrial
                     Development, Kenner Hotel Ltd., (LOC: BankAmerica, NA),
                     1.71% due 12/1/15                                                  11,150,000
       2,300,000   Massachusetts State Health & Educational Facilities Authority
                     Revenue, Capital Asset Project, Series D, (SPA: State Street
                     Bank & Trust Co.), (MBIA Insured),
                     1.71% due 1/1/35                                                    2,300,000
       2,300,000   Massachusetts State, Central Artery, Series A,
                     (SPA: Landesbank Baden-Wurttemberg),
                     1.74% due 12/1/30                                                   2,300,000
       4,800,000   Metropolitan Water District, Southern California Waterworks
                     Revenue, Series B-3, (SPA: Westdeutsche Landesbank),
                     1.70% due 7/1/35                                                    4,800,000
      11,695,000   New Jersey, Economic Development Authority Revenue,
                     Stolthaven Project, Series A, (LOC: Citibank NA),
                     1.66% due 1/15/18                                                  11,695,000
      15,740,000   New Jersey, State Educational Facilities Authority Revenue,
                     Princeton University, Series F,
                     1.59% due 7/1/23                                                   15,740,000
       6,590,000   New York City, New York, General Obligations, Subseries A-7,
                     (SPA: Bank of Nova Scotia), (AMBAC Insured),
                     1.66% due 11/1/24                                                   6,590,000
       3,265,000   New York City, New York, General Obligations, Subseries B-2,
                     (LOC: J.P. Morgan Chase),
                     1.70% due 8/15/20                                                   3,265,000
                   New York City, New York, General Obligations, Subseries E-2,
                     (LOC: J.P. Morgan Chase):
       2,100,000     1.70% due 8/1/20                                                    2,100,000
       1,410,000     1.70% due 8/1/21                                                    1,410,000
                   New York City, New York, Municipal Water Finance Authority,
                     Water & Sewer System Revenue, Series C, (FGIC Insured):
       1,540,000     1.70% due 6/15/22                                                   1,540,000
       4,600,000     1.70% due 6/15/23                                                   4,600,000
       6,495,000   New York City, New York, Municipal Water Finance Authority,
                     Water & Sewer System Revenue, Series C, (SPA: Credit
                     Local de France),
                     1.70% due 6/15/33                                                   6,495,000

                       See Notes to Financial Statements.

      FACE
     AMOUNT                                                                            VALUE
----------------                                                                  ----------------
VARIABLE/FLOATING RATE NOTES+(1) -- (CONTINUED)

                   DAILY VARIABLE/FLOATING RATE NOTES -- (CONTINUED)
$      3,020,000   New York City, New York, Municipal Water Finance Authority,
                     Water & Sewer System Revenue, Series F, Subseries F-2,
                     (SPA: Bayerische Landesbank),
                     1.59% due 6/15/35                                            $      3,020,000
      10,020,000   Newport Beach, California, Hoag Memorial Presbyterian
                     Hospital Revenue, (SPA: BankAmerica),
                     1.68% due 10/1/22                                                  10,020,000
         200,000   North Carolina State Medical Care Commission, Hospital
                     Revenue, ACES, Pooled Financing Projects, Series B,
                     (LOC: Wachovia Bank),
                     1.74% due 10/1/13                                                     200,000
       1,800,000   Orange County, California, Sanitation Districts Partnership,
                     Series B, Refunding, (SPA: Credit Locale de France),
                     1.70% due 8/1/30                                                    1,800,000
       5,200,000   Peninsula Ports Authority, Virginia, Revenue Refunding,
                     Dominion Terminal Associates, Term PJ-C, (LOC: Citibank NA),
                     1.69% due 7/1/16                                                    5,200,000
       5,700,000   Uinta County, Wyoming, Pollution Control Revenue,
                     Chevron USA Project, Refunding,
                     1.74% due 8/15/20                                                   5,700,000
       4,700,000   Union County, New Jersey, Pollution Control Financing
                     Authority, Revenue Refunding, Exxon Corp. Project,
                     1.62% due 10/1/24                                                   4,700,000
      10,550,000   University of North Carolina at Chapel Hill, Hospital Revenue,
                     UPDATES, Series A, (SPA: Landesbank Hessen-Thuer),
                     1.69% due 2/15/31                                                  10,550,000
       1,170,000   Valdez, Alaska, Marine Terminal Revenue, Exxon Pipeline Co.
                     Project,
                     1.63% due 10/1/25                                                   1,170,000
       2,900,000   Valdez, Alaska, Marine Ternminal Revenue, ExxonMobile
                     Pipeline Co, Project,
                     1.63% due 12/1/29                                                   2,900,000
                                                                                  ----------------
                   TOTAL DAILY VARIABLE/FLOATING RATE NOTES
                     (Cost $271,520,000)                                               271,520,000
                                                                                  ----------------
                   WEEKLY VARIABLE/FLOATING RATE NOTES -- 46.1%
       3,200,000   Alabama State Special Care Facilities Financing Authority,
                     Montgomery Hospital Revenue, (SPA: FGIC),
                     (LOC: Barclays Bank PLC),
                     1.70% due 4/1/15                                                    3,200,000

                       See Notes to Financial Statements.

      FACE
     AMOUNT                                                                            VALUE
----------------                                                                  ----------------
VARIABLE/FLOATING RATE NOTES+(1) -- (CONTINUED)

                   WEEKLY VARIABLE/FLOATING RATE NOTES -- (CONTINUED)
$      5,605,000   Bexar County, Texas Housing Finance Corp., Multi Family
                     Housing Revenue, Aamha LLC Project, (Credit Support:
                     FNMA),
                     1.76% due 12/15/25                                           $      5,605,000
       7,365,000   Burke County, Georgia, Development Authority, Pollution
                     Control Revenue, Oglethorpe Power Corp., Series A,
                     (SPA: Credit Local de France), (FGIC Insured),
                     1.76% due 1/1/19                                                    7,365,000
       3,320,000   Charlotte, North Carolina, Airport Revenue Refunding, Series A,
                     (SPA: Commerzbank A.G.), (MBIA Insured),
                     1.74% due 7/1/16                                                    3,320,000
         895,000   Chicago, Illinois, O'Hare International Airport Revenue,
                     General Airport 2nd Lien, Series B, (LOC: Societe Generale),
                     1.73% due 1/1/15                                                      895,000
       1,355,000   Clayton County, Georgia, Housing Authority, Multi Family
                     Housing Revenue Refunding, Huntington Woods Apartment
                     Project, Series A, (SPA: Societe Generale), (FSA Insured),
                     1.78% due 1/1/21                                                    1,355,000
       1,000,000   Clayton County, Georgia, Housing Authority, Multi Family
                     Housing Revenue Refunding, Kimberly Forest Apartment
                     Project, Series B, (SPA: Societe Generale), (FSA Insured),
                     1.78% due 1/1/21                                                    1,000,000
       1,100,000   Clayton County, Georgia, Housing Authority, Multi Family
                     Housing Revenue Refunding, Kings Arms Apartment
                     Project, Series D, (SPA: Societe Generale), (FSA Insured),
                     1.78% due 1/1/21                                                    1,100,000
       2,335,000   Clayton County, Georgia, Housing Authority, Multi Family
                     Housing Revenue Refunding, Ten Oaks Apartment Project,
                     Series F, (SPA: Societe Generale), (FSA Insured),
                     1.78% due 1/1/21                                                    2,335,000
       1,400,000   Colton, California, Redevelopment Agency, Multi Family
                     Revenue, Series A, (LOC: Coast Federal Bank & Federal
                     Home Loan Bank),
                     1.75% due 5/1/10                                                    1,400,000
      10,100,000   Connecticut State Health & Educational Facilities Authority,
                     Revenue, Yale University, Series T-2,
                     1.67% due 7/1/29                                                   10,100,000
       9,200,000   Connecticut State, General Obligations, Series B,
                     (SPA: Bayerische Landesbank),
                     1.72% due 5/15/14                                                   9,200,000

                       See Notes to Financial Statements.

      FACE
     AMOUNT                                                                            VALUE
----------------                                                                  ----------------
VARIABLE/FLOATING RATE NOTES+(1) -- (CONTINUED)

                   WEEKLY VARIABLE/FLOATING RATE NOTES -- (CONTINUED)
$      1,600,000   Dauphin County, Pennsylvania, General Authority, School
                     District Pooled Financing Program II, (SPA: Bank of Nova
                     Scotia), (AMBAC Insured),
                     1.84% due 9/1/32                                             $      1,600,000
       1,000,000   Delaware State River & Bay Authority, Revenue, Series B,
                     (SPA: Credit Locale de France), (AMBAC Insured),
                     1.73% due 1/1/30                                                    1,000,000
       1,900,000   Durham, North Carolina, Public Improvement, (SPA: Wachovia
                     Bank),
                     1.77% due 2/1/13                                                    1,900,000
       6,900,000   Emmaus, Pennsylvania, General Authority Revenue,
                     (SPA: Wachovia Bank), (FSA Insured),
                     1.79% due 12/1/28                                                   6,900,000
       3,100,000   Fairfax County, Virginia, Industrial Development Authority
                     Revenue, Fairfax Hospital, Series A,
                     1.76% due 10/1/25                                                   3,100,000
         600,000   Fairfax County, Virginia, Industrial Development Authority
                     Revenue, Fairfax Hospital, Series C,
                     1.79% due 10/1/25                                                     600,000
       4,700,000   Florida State Housing Finance Agency, Multi Family Housing
                     Revenue, Series A, (Credit Enhance Agreement: FHLMC),
                     1.72% due 11/1/07                                                   4,700,000
       4,300,000   Florida State Housing Finance Agency, Multi Family Housing
                     Revenue, Series A, (LOC: FHLMC),
                     1.72% due 2/1/08                                                    4,300,000
       2,400,000   Hamilton County, Ohio, Hospital Facilities Revenue, Health
                     Alliance of Greater Cincinnati, Series E, (SPA: Credit Suisse
                     First Boston), (MBIA Insured),
                     1.73% due 1/1/18                                                    2,400,000
       2,500,000   Illinois Health Facilities Authority, Revenue, Decatur Memorial
                     Hospital Project, Series A, (SPA: Northern Trust Company),
                     (MBIA Insured),
                     1.76% due 11/15/24                                                  2,500,000
      16,700,000   Illinois State Housing Development Authority, Housing
                     Revenue, Illinois Center Apartments, GTY AGMT -
                     Metropolitan Life, (FHLMC Insured),
                     1.76% due 1/1/08                                                   16,700,000
       2,800,000   Indiana State Health Facilities Financing Authority, Clarian
                     Health Obligations Group, Series C, (SPA: Westdeutsche
                     Landesbank),
                     1.76% due 3/1/30                                                    2,800,000

                       See Notes to Financial Statements.

      FACE
     AMOUNT                                                                            VALUE
----------------                                                                  ----------------
VARIABLE/FLOATING RATE NOTES+(1) -- (CONTINUED)

                   WEEKLY VARIABLE/FLOATING RATE NOTES -- (CONTINUED)
$      2,100,000   Iowa State Higher Education Loan Authority, Education
                     Loan Revenue, Private College Facility, ACES,
                     (SPA: J.P. Morgan Chase), (MBIA Insured),
                     1.80% due 12/1/15                                            $      2,100,000
       1,355,000   Kentucky State, Area Development Districts Revenue,
                     Ewing Project, (LOC: Wachovia Bank),
                     1.89% due 6/1/33                                                    1,355,000
       2,268,000   Kern Water Bank Authority Revenue, Series A,
                     (LOC: Wells Fargo Bank),
                     1.70% due 7/1/28                                                    2,268,000
       8,000,000   Lisle County, Illinois, Multi Family Housing Revenue Refunding,
                     Four Lakes Project Phase V, (FNMA Insured),
                     1.76% due 9/15/26                                                   8,000,000
       6,000,000   Long Island, New York Electric System Revenue, Power
                     Authority, Series 7, Subseries 7-A, (SPA: Credit Suisse
                     First Boston), (MBIA Insured),
                     1.73% due 4/1/25                                                    6,000,000
       1,600,000   Los Angeles County, California, Pension Obligation, Refunding,
                     Series C, (SPA: Bank of Nova Scotia), (AMBAC Inured),
                     1.74% due 6/30/07                                                   1,600,000
         114,936   Los Angeles, California, Multi Family Housing Revenue,
                     Series K, (LOC: FHLB),
                     1.77% due 7/1/10                                                      114,936
       2,340,000   Louisiana State, Public Facilities Authority, Revenue, College &
                     University Equipment & Capital, Series A,
                     (SPA: Societe Generale), (FGIC Insured),
                     1.75% due 9/1/10                                                    2,340,000
       8,800,000   Massachusetts State Health & Educational Facilities Authority
                     Revenue, Amherst College Project, Series F,
                     1.66% due 11/1/26                                                   8,800,000
       5,000,000   Massachusetts State Health & Educational Facilities Authority
                     Revenue, Boston University Project, Series H,
                     (SPA: State Street Bank & Trust Co.),
                     1.70% due 12/1/15                                                   5,000,000
         100,000   Massachusetts State Health & Educational Facilities Authority
                     Revenue, Capital Asset Project, Series G-1, (SPA: State Street
                     Bank & Trust Co.), (MBIA Insured),
                     1.73% due 1/1/19                                                      100,000
         800,000   Massachusetts State Housing Finance Agency, Revenue
                     Refunding, Multi Family Housing Project, Series A, (FNMA
                     Collateral Agreement),
                     1.75% due 1/15/10                                                     800,000

                       See Notes to Financial Statements.

      FACE
     AMOUNT                                                                            VALUE
----------------                                                                  ----------------
VARIABLE/FLOATING RATE NOTES+(1) -- (CONTINUED)

                   WEEKLY VARIABLE/FLOATING RATE NOTES -- (CONTINUED)
$      9,200,000   Massachusetts State Water Resources Authority, General
                     Obligations, Series B, (LOC: Landesbank Hessen-Thuer),
                     1.70% due 8/1/28                                             $      9,200,000
       5,400,000   Mecklenburg County, North Carolina, Series C, (LOC: Wachovia
                     Bank),
                     1.77% due 2/1/18                                                    5,400,000
       6,200,000   Missouri State, Health & Educational Facilities Authority
                     Revenue, Christian Health Services, Series B,
                     (LOC: J.P. Morgan Chase),
                     1.78% due 12/1/19                                                   6,200,000
       5,000,000   Moffat County, Colorado, Pollution Control Revenue, Electric
                     Utilities, (SPA: J.P. Morgan Chase), (AMBAC Insured),
                     1.93% due 7/1/10                                                    5,000,000
       9,900,000   New Jersey State Turnpike Authority Revenue, Series D,
                     (LOC: Societe Generale), (FGIC Insured),
                     1.73% due 1/1/18                                                    9,900,000
       7,600,000   New York City, New York, Transitional Finance Authority
                     Revenue, Future Tax Secured, Series A-1, (SPA: Westdeutsche
                     Landesbank),
                     1.75% due 11/15/28                                                  7,600,000
       1,850,000   New York City, New York, Transitional Finance Authority
                     Revenue, Recovery, Series 3, Subseries 3-C,
                     (SPA: Bank of New York),
                     1.74% due 11/1/22                                                   1,850,000
       6,300,000   New York City, New York, Transitional Finance Authority
                     Revenue, Recovery, Series 3, Subseries 3-D,
                     (SPA: New York State Common Retirement Fund),
                     1.74% due 11/1/22                                                   6,300,000
       4,300,000   New York State Housing Finance Agency Revenue, Liberty
                     View Apartments Project, Series A, (FNMA Insured),
                     1.74% due 11/15/19                                                  4,300,000
      10,900,000   New York State, Local Government Assistance Corp., Series B,
                     (LOC: Westdeutsche Landesbank 50% & Bayerische
                     Landesbank 50%),
                     1.72% due 4/1/23                                                   10,900,000
         400,000   Ohio State, University General Receipts,
                     1.70% due 12/1/07                                                     400,000
                   Ohio State, University General Receipts, Series B:
      11,850,000     1.70% due 12/1/19                                                  11,850,000
       3,800,000     1.70% due 12/1/29                                                   3,800,000

                       See Notes to Financial Statements.

      FACE
     AMOUNT                                                                            VALUE
----------------                                                                  ----------------
VARIABLE/FLOATING RATE NOTES+(1) -- (CONTINUED)

                   WEEKLY VARIABLE/FLOATING RATE NOTES -- (CONTINUED)
$      1,939,000   Roseville, Minnesota, Commercial Development Revenue,
                     Berger Transfer & Storage Project, Series F,
                     (LOC: Wells Fargo Bank),
                     1.74% due 12/1/15                                            $      1,939,000
       4,200,000   Tulsa, Oklahoma, Industrial Authority Revenue
                     Refunding, University of Tulsa, Series B,
                     (SPA: Credit Local de France), (MBIA Insured),
                     1.75% due 10/1/26                                                   4,200,000
       1,725,000   University of Utah, Auxiliary & Campus Facilities,
                     Series A, (SPA: Bank of Nova Scotia),
                     1.75% due 4/1/27                                                    1,725,000
       8,000,000   University South Florida Foundation, Inc.,
                     Certificates of Participation, (LOC: Wachovia Bank),
                     1.75% due 4/1/32                                                    8,000,000
      11,900,000   Washington State, General Obligation, Series VR-96A,
                     (SPA: Landesbank Hessen-Thuer),
                     1.70% due 6/1/20                                                   11,900,000
                                                                                  ----------------
                   TOTAL WEEKLY VARIABLE/FLOATING RATE NOTES
                     (Cost $244,316,936)                                               244,316,936
                                                                                  ----------------
                   TOTAL VARIABLE/FLOATING RATE NOTES
                     (Cost $515,836,936)                                               515,836,936
                                                                                  ----------------

FIXED RATE BONDS -- 2.7%
       3,000,000   Philadelphia Pennsylvania, School Districts,
                     Tax & Revenue Anticipation Notes:
                     3.00% due 6/30/05                                                   3,027,093
       3,000,000   Philadelphia, Pennsylvania, Tax & Revenue
                     Anticipation Notes:
                     3.00% due 6/30/05                                                   3,026,920
       3,000,000   Puerto Rico Commonwealth, Tax & Revenue
                     Anticipation Notes:
                     3.00% due 7/29/05                                                   3,029,662
       5,000,000   Texas State, Tax & Revenue Anticipation Notes:
                     3.00% due 8/31/05                                                   5,059,230
                                                                                  ----------------
                   TOTAL FIXED RATE BONDS
                     (Cost $14,142,905)                                                 14,142,905
                                                                                  ----------------
TOTAL INVESTMENTS
  (Cost $529,979,841)(2)                                                  100.0%  $    529,979,841

OTHER ASSETS IN EXCESS OF LIABILITIES                                       0.0            241,568
                                                                          -----   ----------------
NET ASSETS                                                                100.0%  $    530,221,409
                                                                          =====   ================

                       See Notes to Financial Statements.

----------
+    Percentages indicated are based on net assets.
(1) Demand Security; payable upon demand by the Fund with usually no more than thirty (30) calendar day's notice. The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due dates on these types of securities reflect the next interest rate reset date or, when applicable, the final maturity date.
(2)  Aggregate cost for federal tax purposes was $529,979,841.
Abbreviations:
ACES -- Adjustable Convertible Extendable Securities
AMBAC -- American Municipal Bond Assurance Corporation
DATES -- Daily Adjustable Tax-Exempt Securities
FGIC -- Financial Guaranty Insurance Corporation
FHLB -- Federal Home Loan Bank
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
FSA -- Financial Security Assurance
LOC -- Letter of Credit
MBIA -- Municipal Bond Investors Assurance
SPA -- Stand-By Purchase Agreement
UPDATES -- Unit Price Demand Adjustable Tax-Exempt Securities

                       See Notes to Financial Statements.

                             THE GLENMEDE FUND, INC.

                            TAX-EXEMPT CASH PORTFOLIO
                                   COUPON TYPE

  ON OCTOBER 31, 2004, COUPON TYPE OF THE PORTFOLIO WAS AS FOLLOWS: (UNAUDITED)

                                                          % OF
                                                        NET ASSETS       VALUE
                                                        ---------- ----------------
COUPON TYPE:

      Variable/Floating Rate Notes                         97.3%   $    515,836,936
      Fixed Rate Bonds                                      2.7          14,142,905
                                                          -----    ----------------
      TOTAL INVESTMENTS                                   100.0%   $    529,979,841
                                                          =====    ================

The above table does not constitute part of the audited financial statements.

                       See Notes to Financial Statements.

                             THE GLENMEDE FUND, INC.

                           CORE FIXED INCOME PORTFOLIO
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                OCTOBER 31, 2004

     FACE
    AMOUNT                                                                              VALUE
----------------                                                                  ----------------
AGENCY NOTES+ -- 10.5%

                   FEDERAL HOME LOAN BANK -- 2.0%
$      4,000,000     1.875% due 6/15/06                                           $      3,950,080
                                                                                  ----------------

                   FEDERAL HOME LOAN MORTGAGE CORPORATION -- 4.7%
       8,000,000     6.625% due 9/15/09                                                  9,055,536
                                                                                  ----------------

                   FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 3.8%
       5,000,000     5.25% due 4/15/07                                                   5,270,700
       2,100,000     4.00% due 9/2/08                                                    2,135,320
                                                                                  ----------------
                                                                                         7,406,020
                                                                                  ----------------
                   TOTAL AGENCY NOTES
                     (Cost $20,748,766)                                                 20,411,636
                                                                                  ----------------

MORTGAGE-BACKED SECURITIES(1) -- 34.4%

                   FEDERAL HOME LOAN MORTGAGE CORPORATION -- 5.6%
          10,179   # 555359, 6.50% due 4/1/08                                               10,459
       2,712,908   # A25970, 6.00% due 8/1/34                                            2,812,284
       3,292,475   # C00742, 6.50% due 4/1/29                                            3,467,783
         135,346   # D78677, 8.00% due 3/1/27                                              147,833
         132,778   # D84894, 8.00% due 12/1/27                                             144,643
          39,100   # G00807, 9.50% due 3/1/21                                               42,893
         180,739   # G10753, 6.50% due 9/1/09                                              187,652
       4,050,000   TBA, 5.00% due 11/1/19                                                4,129,736
                                                                                  ----------------
                                                                                        10,943,283
                                                                                  ----------------

                   FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 27.5%
          19,685   # 125275, 7.00% due 3/1/24                                               21,011
          95,393   # 252806, 7.50% due 10/1/29                                             102,370
       2,833,008   # 254685, 5.00% due 4/1/18                                            2,895,187
         762,333   # 255159, 5.50% due 3/1/19                                              790,671
         128,417   # 313795, 9.50% due 1/1/25                                              146,525
          39,877   # 313796, 9.50% due 2/1/21                                               44,901
         212,606   # 313815, 6.50% due 1/1/11                                              224,633
         489,767   # 373328, 8.00% due 3/1/27                                              534,095
         356,945   # 390895, 8.00% due 6/1/27                                              389,252
         133,758   # 395715, 8.00% due 8/1/27                                              145,864
         939,985   # 397602, 8.00% due 8/1/27                                            1,025,062
         152,881   # 405845, 8.00% due 11/1/27                                             166,718
         144,418   # 481401, 6.50% due 12/1/28                                             152,284
          31,643   # 499335, 6.50% due 8/1/29                                               33,354
          10,372   # 523497, 7.50% due 11/1/29                                              11,131
         219,920   # 535729, 6.50% due 2/1/16                                              233,421

                       See Notes to Financial Statements.

     FACE
    AMOUNT                                                                              VALUE
----------------                                                                  ----------------
MORTGAGE-BACKED SECURITIES(1) -- (CONTINUED)

                   FEDERAL NATIONAL MORTGAGE ASSOCIATION -- (CONTINUED)
$        251,792   # 535962, 6.50% due 5/1/16                                     $        267,174
         396,826   # 555016, 6.50% due 10/1/17                                             421,068
          31,374   # 588945, 7.00% due 6/1/31                                               33,342
         147,186   # 595134, 6.50% due 7/1/16                                              156,177
         637,879   # 596498, 6.00% due 7/1/16                                              669,729
         854,331   # 607862, 7.00% due 9/1/31                                              907,911
         109,013   # 608777, 6.50% due 10/1/16                                             115,673
         385,558   # 624571, 7.00% due 3/1/32                                              409,597
       1,228,114   # 625990, 5.50% due 12/1/16                                           1,274,182
         238,293   # 643340, 6.50% due 3/1/17                                              252,853
         123,719   # 656872, 6.50% due 8/1/32                                              130,306
         158,619   # 673087, 6.50% due 12/1/32                                             167,064
       2,818,227   # 686230, 5.50% due 2/1/18                                            2,922,990
         341,374   # 687575, 7.00% due 2/1/33                                              362,638
       2,630,473   # 740449, 5.50% due 9/1/18                                            2,728,256
       2,513,730   # 768557, 5.50% due 2/1/19                                            2,607,174
       6,711,376   # 789859, 6.00% due 8/1/34                                            6,968,558
      15,070,000   TBA, 5.50% due 11/1/19                                               15,602,152
       3,220,000   TBA, 6.00% due 11/1/19                                                3,377,980
       2,000,000   TBA, 6.50% due 11/1/34                                                2,102,500
       5,000,000   TBA, 5.00% due 11/1/34                                                4,981,250
                                                                                  ----------------
                                                                                        53,375,053
                                                                                  ----------------

                   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 1.3%
         152,113   # 460389, 7.00% due 5/15/28                                             162,574
          86,023   # 464049, 7.00% due 7/15/28                                              91,939
         166,438   # 476259, 7.00% due 8/15/28                                             177,884
         182,613   # 485264, 7.50% due 2/15/31                                             196,681
          44,848   # 496632, 7.00% due 12/15/28                                             47,933
          70,100   # 530571, 7.50% due 2/15/31                                              75,501
         260,879   # 539971, 7.00% due 1/15/31                                             278,550
          23,619   # 556417, 7.00% due 6/15/31                                              25,219
          68,115   # 557379, 7.00% due 5/15/31                                              72,729
         174,448   # 559304, 7.00% due 9/15/31                                             186,265
         195,429   # 570289, 7.00% due 1/15/32                                             208,643
          37,701   # 571365, 7.00% due 12/15/31                                             40,255
         838,895   # 574687, 6.00% due 4/15/34                                             873,369
                                                                                  ----------------
                                                                                         2,437,542
                                                                                  ----------------
                   TOTAL MORTGAGE-BACKED SECURITIES
                     (Cost $66,069,349)                                                 66,755,878
                                                                                  ----------------

                       See Notes to Financial Statements.

     FACE
    AMOUNT                                                                              VALUE
----------------                                                                  ----------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.9%

$      1,133,637   Credit-Based Asset Servicing, 6.50% due 9/25/26                $      1,203,398
       1,419,571   Federal National Mortgage Association,
                     Series 1993-135 (IO), 6.50% due 7/25/08                                88,785
         563,536   Washington Mutual Mortgage Securities Corp.,
                     Series 2003-MS9 - Class 1P (PO),
                     0.00% due 12/25/33                                                    502,399
                                                                                  ----------------
                   TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                     (Cost $1,680,554)                                                   1,794,582
                                                                                  ----------------

CORPORATE NOTES -- 28.9%

       5,000,000   American General Finance, 4.50% due 11/15/07                          5,152,370
       5,000,000   Citigroup, Inc., 7.25% due 10/1/10                                    5,894,760
       5,000,000   General Electric Capital Corp., 5.875% due 2/15/12                    5,455,675
       6,000,000   Goldman Sachs Group, LP, 5.00% due 10/1/14(2)                         5,998,314
       5,000,000   IBM Corp., 4.75% due 11/29/12                                         5,107,435
       5,000,000   JP Morgan Chase & Co., 5.625% due 8/15/06(2)                          5,233,355
       6,000,000   Morgan Stanley, 4.75% due 4/1/14                                      5,877,792
       3,000,000   Procter & Gamble Co. (The), 4.75% due 6/15/07                         3,129,738
       4,000,000   Procter & Gamble Co. (The), 4.85% due 12/15/15                        4,075,160
       5,000,000   Wal-Mart Stores, Inc., 6.875% due 8/10/09                             5,692,185
       4,000,000   Wells Fargo Bank, 6.45% due 2/1/11                                    4,505,928
                                                                                  ----------------
                   TOTAL CORPORATE NOTES
                     (Cost $53,171,297)                                                 56,122,712
                                                                                  ----------------

US TREASURY NOTES/BONDS -- 22.3%

       8,253,760   U.S. Inflation Index Treasury Bond (TIPS), 1.875% due 7/15/13         8,494,927
       4,350,000   U.S. Treasury Bond, 6.125% due 11/15/27(2)                            5,113,630
       8,400,000   U.S. Treasury Bond, 6.125% due 8/15/29                                9,918,560
       1,000,000   U.S. Treasury Bond, 5.375% due 2/15/31(2)                             1,086,133
       5,550,000   U.S. Treasury Note, 1.875% due 1/31/06                                5,520,296
       1,000,000   U.S. Treasury Note, 4.375% due 5/15/07(2)                             1,040,820
       5,000,000   U.S. Treasury Note, 3.25% due 8/15/08(2)                              5,039,455
       5,000,000   U.S. Treasury Note, 4.375% due 8/15/12                                5,186,525
       2,000,000   U.S. Treasury Note, 4.00% due 11/15/12(2)                             2,022,188
                                                                                  ----------------
                   TOTAL US TREASURY NOTES/BONDS
                     (Cost $40,928,456)                                                 43,422,534
                                                                                  ----------------

REPURCHASE AGREEMENTS -- 17.7%

          26,706   With Investors Bank & Trust co., dated 10/29/04, 1.25%,
                     principal and interest in the amount of $26,709,
                     due 11/01/04, (collateralized by FNMA #615887 with a
                     par value of $27,269, coupon rate of
                     5.51%, due 11/01/31, market value of $28,041)                          26,706

                       See Notes to Financial Statements.

     FACE
    AMOUNT                                                                              VALUE
----------------                                                                  ----------------
REPURCHASE AGREEMENTS -- (CONTINUED)

$     34,300,000   With Merrill Lynch, Inc., dated 10/29/04, 1.79%,
                     principal and interest in the amount of $34,305,116,
                     due 11/01/04, (collateralized by FNMA #753623 with a
                     par value of $35,002,306, coupon rate of 4.98%,
                     due 1101/33, market value of $35,481,837 and
                     FNMA #759559 with a par value of $7,591,054,
                     coupon rate of 3.67%, due 01/01/34,
                     market value of $7,592,573)                                  $     34,300,000
                                                                                  ----------------
                   TOTAL REPURCHASE AGREEMENTS
                     (Cost $34,326,706)                                                 34,326,706
                                                                                  ----------------
TOTAL INVESTMENTS
  (Cost $216,925,128)(3)                                                   114.7% $    222,834,048

LIABILITIES IN EXCESS OF OTHER ASSETS                                      (14.7)      (28,550,128)
                                                                           -----  ----------------
NET ASSETS                                                                 100.0% $    194,283,920
                                                                           =====  ================

----------
+    Percentages indicated are based on net assets.
(1)  Represents current face amount at October 31, 2004.
(2)  Securities or partial securities on loan. See Note 5.
(3)  Aggregate cost for federal tax purposes was $216,925,128.
Abbreviations:
FNMA -- Federal National Mortgage Association
IO -- Interest Only
PO -- Principal Only
TBA -- To be announced
TIPS -- Treasury Inflation Protected Security

                       See Notes to Financial Statements.

                             THE GLENMEDE FUND, INC.

                           CORE FIXED INCOME PORTFOLIO
                             ISSUER DIVERSIFICATION

  ON OCTOBER 31, 2004, ISSUER DIVERSIFICATION OF THE PORTFOLIO WAS AS FOLLOWS:
                                   (UNAUDITED)

                                                         % OF
                                                       NET ASSETS       VALUE
                                                       ----------  ----------------
ISSUER:
      Federal National Mortgage Association                31.3%   $     60,869,858
      Corporate                                            28.9          56,122,712
      U.S. Treasury                                        22.3          43,422,534
      Federal Home Loan Mortgage Corporation               10.3          19,998,819
      Federal Home Loan Bank                                2.0           3,950,080
      Government National Mortgage Association              1.3           2,437,542
      Collateralized Mortgage Obligations                   0.9           1,705,797
                                                          -----    ----------------
      TOTAL                                                97.0%   $    188,507,342

      REPURCHASE AGREEMENTS                                17.7          34,326,706
                                                          -----    ----------------
      TOTAL INVESTMENTS                                   114.7%   $    222,834,048
                                                          =====    ================

The above table does not constitute part of the audited financial statements.

                       See Notes to Financial Statements.

                             THE GLENMEDE FUND, INC.

                           STRATEGIC EQUITY PORTFOLIO
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                OCTOBER 31, 2004

     SHARES                                                                            VALUE
----------------                                                                  ----------------
COMMON STOCKS+ -- 99.0%

                   AEROSPACE & DEFENSE -- 2.6%
          25,875   L-3 Communications Holdings, Inc.                              $      1,705,939
                                                                                  ----------------

                   BANKING -- 8.4%
          39,505   Citigroup, Inc.                                                       1,752,837
          52,875   Countrywide Financial Corp.                                           1,688,299
           8,425   North Fork Bancorporation, Inc.                                         371,542
          34,500   Wachovia Corp.                                                        1,697,745
                                                                                  ----------------
                                                                                         5,510,423
                                                                                  ----------------

                   CAPITAL GOODS -- 2.3%
          16,070   United Technologies Corp.                                             1,491,617
                                                                                  ----------------

                   COMMERCIAL SERVICES -- 1.7%
          46,450   Accenture, Ltd. - Class A(1)                                          1,124,554
                                                                                  ----------------

                   COMPUTER SOFTWARE & PROCESSING -- 5.5%
          22,550   Adobe Systems, Inc.(2)                                                1,263,476
          59,775   IMS Health, Inc.                                                      1,266,034
          87,025   Oracle Corp(1)                                                        1,101,736
                                                                                  ----------------
                                                                                         3,631,246
                                                                                  ----------------

                   COMPUTERS & INFORMATION -- 1.4%
          26,650   Dell, Inc.(1)                                                           934,349
                                                                                  ----------------

                   CONSUMER PRODUCTS -- 3.2%
          22,925   Kellogg Co.                                                             985,775
          13,325   Lexmark International, Inc.(1)                                        1,107,441
                                                                                  ----------------
                                                                                         2,093,216
                                                                                  ----------------

                   CONSUMER SERVICES -- 2.1%
          53,125   Disney (Walt) Co.(2)                                                  1,339,812
                                                                                  ----------------

                   COSMETICS & PERSONAL CARE -- 5.1%
          18,850   Avon Products, Inc.                                                     745,517
          23,450   Gillette Co.                                                            972,706
          31,950   Procter & Gamble Co. (The)                                            1,635,201
                                                                                  ----------------
                                                                                         3,353,424
                                                                                  ----------------

                   ELECTRONIC TECHNOLOGY -- 3.0%
          49,625   Cisco Systems, Inc.(1)                                                  953,296
          43,900   Intel Corp.                                                             977,214
                                                                                  ----------------
                                                                                         1,930,510
                                                                                  ----------------

                       See Notes to Financial Statements.

     SHARES                                                                            VALUE
----------------                                                                  ----------------
COMMON STOCKS+ -- (CONTINUED)

                   ELECTRONICS -- 3.2%
          47,825   Altera Corp.(1),(2)                                            $      1,087,062
         135,950   Taiwan Semiconductor Manufacturing Co., Ltd. ADR                      1,029,141
                                                                                  ----------------
                                                                                         2,116,203
                                                                                  ----------------

                   ENERGY MINERALS -- 3.0%
          39,195   Exxon Mobil Corp.                                                     1,929,178
                                                                                  ----------------

                   FINANCIAL SERVICES -- 10.8%
          10,450   American International Group                                            634,420
          23,335   Fannie Mae                                                            1,636,950
          12,350   Goldman Sachs Group, Inc.                                             1,214,993
           8,625   Lehman Brothers Holdings, Inc.                                          708,544
          59,775   MBNA Corp.                                                            1,532,033
          26,450   Morgan Stanley                                                        1,351,331
                                                                                  ----------------
                                                                                         7,078,271
                                                                                  ----------------

                   HEALTH CARE -- 4.1%
          16,475   Anthem, Inc.(1),(2)                                                   1,324,590
          15,700   Quest Diagnostics, Inc.                                               1,374,378
                                                                                  ----------------
                                                                                         2,698,968
                                                                                  ----------------

                   HEALTH CARE FACILITY & SUPPLIES -- 1.9%
          23,850   Medtronic, Inc.                                                       1,218,974
                                                                                  ----------------

                   HEALTH TECHNOLOGY -- 2.7%
          29,995   Johnson & Johnson                                                     1,751,108
                                                                                  ----------------

                   INDUSTRIAL -- 6.1%
          18,425   3M Co.                                                                1,429,227
          17,250   Illinois Tool Works, Inc.                                             1,591,830
          22,175   Lennar Corp. - Class A                                                  997,432
                                                                                  ----------------
                                                                                         4,018,489
                                                                                  ----------------

                   INSURANCE -- 3.3%
          12,325   RenaissanceRe Holdings, Ltd.(2)                                         577,057
          21,950   UnitedHealth Group, Inc.                                              1,589,180
                                                                                  ----------------
                                                                                         2,166,237
                                                                                  ----------------

                   METALS -- 2.5%
          48,600   Masco Corp.                                                           1,665,036
                                                                                  ----------------

                   OIL & GAS -- 4.3%
          18,425   ConocoPhillips                                                        1,553,412
          17,050   Devon Energy Corp.                                                    1,261,189
                                                                                  ----------------
                                                                                         2,814,601
                                                                                  ----------------

                       See Notes to Financial Statements.

     SHARES                                                                            VALUE
----------------                                                                  ----------------
COMMON STOCKS+ -- (CONTINUED)

                   PHARMACEUTICALS -- 4.5%
          34,700   Abbott Laboratories                                            $      1,479,261
          51,145   Pfizer, Inc.                                                          1,480,648
                                                                                  ----------------
                                                                                         2,959,909
                                                                                  ----------------

                   PROCESS INDUSTRIES -- 1.7%
          33,325   General Electric Co.                                                  1,137,049
                                                                                  ----------------

                   RESTAURANTS -- 2.4%
          36,650   Yum! Brands, Inc.                                                     1,594,275
                                                                                  ----------------

                   RETAILERS -- 7.1%
          27,825   Best Buy Co., Inc.                                                    1,647,797
          34,700   Home Depot, Inc.                                                      1,425,476
          66,450   TJX Cos., Inc. (The)                                                  1,593,471
                                                                                  ----------------
                                                                                         4,666,744
                                                                                  ----------------

                   TECHNOLOGY -- 4.1%
          53,575   EMC Corp.(1),(2)                                                        689,510
          10,970   International Business Machines Corp.                                   984,558
          35,865   Microsoft Corp.                                                       1,003,861
                                                                                  ----------------
                                                                                         2,677,929
                                                                                  ----------------

                   TRANSPORTATION -- 2.0%
          16,275   United Parcel Service, Inc. - Class B                                 1,288,655
                                                                                  ----------------
                   TOTAL COMMON STOCKS
                     (Cost $58,281,491)                                                 64,896,716
                                                                                  ----------------

     FACE
    AMOUNT
----------------
REPURCHASE AGREEMENT -- 0.9%

$        595,160   With Investors Bank & Trust Co., dated 10/29/04,
                     1.25%, principal and interest in the amount
                     of $595,222, due 11/01/04, (collateralized by
                     FNMA 1993-192 FC with a par value of $625,200,
                     coupon rate of 3.425%, due 10/25/08, market
                     value of $625,831)                                                    595,160
                                                                                  ----------------
                   TOTAL REPURCHASE AGREEMENT
                     (Cost $595,160)                                                       595,160
                                                                                  ----------------
TOTAL INVESTMENTS
  (Cost $58,876,651)(3)                                                    99.9%  $     65,491,876

OTHER ASSETS IN EXCESS OF LIABILITIES                                       0.1             65,192
                                                                          -----   ----------------
NET ASSETS                                                                100.0%  $     65,557,068
                                                                          =====   ================

                       See Notes to Financial Statements.

----------
+    Percentages indicated are based on net assets.
(1)  Non-income producing security.
(2)  Securities or partial securities on loan. See Note 5.
(3)  Aggregate cost for federal tax purposes was $58,928,871.
Abbreviations:
ADR -- American Depositary Receipt
FNMA -- Federal National Mortgage Association

                       See Notes to Financial Statements.

                             THE GLENMEDE FUND, INC.

                           STRATEGIC EQUITY PORTFOLIO
                            INDUSTRY DIVERSIFICATION

 ON OCTOBER 31, 2004, INDUSTRY DIVERSIFICATION OF THE PORTFOLIO WAS AS FOLLOWS:
                                   (UNAUDITED)

                                                          % OF
                                                        NET ASSETS      VALUE
                                                        ---------- ----------------
INDUSTRIES:

      Financial Services                                   10.8%   $      7,078,271
      Banking                                               8.4           5,510,423
      Retailers                                             7.1           4,666,744
      Industrial                                            6.1           4,018,489
      Computer Software & Processing                        5.5           3,631,246
      Cosmetics & Personal Care                             5.1           3,353,424
      Pharmaceuticals                                       4.5           2,959,909
      Oil & Gas                                             4.3           2,814,601
      Health Care                                           4.1           2,698,968
      Technology                                            4.1           2,677,929
      Insurance                                             3.3           2,166,237
      Electronics                                           3.2           2,116,203
      Consumer Products                                     3.2           2,093,216
      Electronic Technology                                 3.0           1,930,510
      Energy Minerals                                       3.0           1,929,178
      Health Technology                                     2.7           1,751,108
      Aerospace & Defense                                   2.6           1,705,939
      Metals                                                2.5           1,665,036
      Restaurants                                           2.4           1,594,275
      Capital Goods                                         2.3           1,491,617
      Consumer Services                                     2.1           1,339,812
      Transportation                                        2.0           1,288,655
      Health Care Facility & Supplies                       1.9           1,218,974
      Process Industries                                    1.7           1,137,049
      Commercial Services                                   1.7           1,124,554
      Computers & Information                               1.4             934,349
                                                           ----    ----------------
      TOTAL COMMON STOCKS                                  99.0%   $     64,896,716

      REPURCHASE AGREEMENT                                  0.9             595,160
                                                           ----    ----------------
      TOTAL INVESTMENTS                                    99.9%   $     65,491,876
                                                           ====    ================

The above table does not constitute part of the audited financial statements.

                       See Notes to Financial Statements.

                             THE GLENMEDE FUND, INC.

                           SMALL CAP EQUITY PORTFOLIO
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                OCTOBER 31, 2004

     SHARES                                                                            VALUE
----------------                                                                  ----------------
COMMON STOCKS+ -- 98.0%

                   AEROSPACE & DEFENSE -- 2.0%
          74,380   Engineered Support Systems, Inc.                               $      3,573,215
          89,330   Herley Industries, Inc.(1)                                            1,569,528
                                                                                  ----------------
                                                                                         5,142,743
                                                                                  ----------------

                   APPAREL RETAILERS -- 2.6%
          80,670   Finish Line, Inc. - Class A                                           2,793,602
         131,224   Jos. A. Bank Clothiers, Inc.(1),(2)                                   4,165,050
                                                                                  ----------------
                                                                                         6,958,652
                                                                                  ----------------

                   BANKING -- 2.0%
          84,940   Oriental Financial Group                                              2,406,350
          87,380   Pacific Capital Bancorp                                               2,781,305
                                                                                  ----------------
                                                                                         5,187,655
                                                                                  ----------------

                   BASIC INDUSTRY -- 4.8%
          85,640   AptarGroup, Inc.                                                      4,018,229
         202,060   Crown Holdings, Inc.(1)                                               2,293,381
          68,511   Georgia Gulf Corp.                                                    3,101,493
          69,250   Mettler-Toledo International, Inc.(1)                                 3,317,075
                                                                                  ----------------
                                                                                        12,730,178
                                                                                  ----------------

                   BEVERAGES, FOOD & TOBACCO -- 0.8%
          49,330   J & J Snack Foods Corp.(1)                                            2,181,866
                                                                                  ----------------

                   BIOTECHNOLOGY -- 0.9%
          89,020   SFBC International, Inc.(1),(2)                                       2,475,646
                                                                                  ----------------

                   CHEMICALS -- 2.5%
          84,310   Cytec Industries, Inc.                                                3,921,258
          62,430   FMC Corp.(1)                                                          2,737,555
                                                                                  ----------------
                                                                                         6,658,813
                                                                                  ----------------

                   COMMERCIAL SERVICES -- 2.9%
          68,280   Global Payments, Inc.(2)                                              3,739,013
          92,080   MTC Technologies, Inc.(1)                                             2,516,086
          55,290   Steiner Leisure, Ltd.(1)                                              1,348,523
                                                                                  ----------------
                                                                                         7,603,622
                                                                                  ----------------

                   COMPUTER SOFTWARE & PROCESSING -- 1.6%
         114,170   Digital Insight Corp.(1)                                              1,787,902
          63,842   F5 Networks, Inc.(1),(2)                                              2,550,488
                                                                                  ----------------
                                                                                         4,338,390
                                                                                  ----------------

                       See Notes to Financial Statements.

     SHARES                                                                            VALUE
----------------                                                                  ----------------
COMMON STOCKS+ -- (CONTINUED)

                   COMPUTERS & INFORMATION -- 2.2%
          72,340   Global Imaging Systems, Inc.(1),(2)                            $      2,546,368
         147,950   Scientific Games Corp. - Class A(1)                                   3,133,581
                                                                                  ----------------
                                                                                         5,679,949
                                                                                  ----------------

                   CONSUMER SERVICES -- 3.0%
          76,130   ACE Cash Express, Inc.(1)                                             1,980,141
         174,124   Marvel Enterprises, Inc.(1),(2)                                       2,681,510
          56,720   Polaris Industries, Inc.                                              3,366,332
                                                                                  ----------------
                                                                                         8,027,983
                                                                                  ----------------

                   COSMETICS & PERSONAL CARE -- 1.8%
          88,780   Elizabeth Arden, Inc.(1),(2)                                          2,128,944
         140,250   Nu Skin Asia Pacific, Inc. - Class A                                  2,712,435
                                                                                  ----------------
                                                                                         4,841,379
                                                                                  ----------------

                   EDUCATION -- 1.0%
          39,480   Bright Horizons Family Solution, Inc.(1)                              2,499,084
                                                                                  ----------------

                   ELECTRONICS -- 3.6%
         158,620   Synaptics, Inc.(1),(2)                                                5,018,737
         118,800   Trimble Navigation, Ltd.(1),(2)                                       3,408,372
         103,950   TTM Technologies, Inc.(1)                                               973,492
                                                                                  ----------------
                                                                                         9,400,601
                                                                                  ----------------

                   ENERGY -- 3.6%
          65,240   Houston Exploration Co. (The)(1)                                      3,823,064
          72,590   Oceaneering International, Inc.(1)                                    2,580,575
          69,510   Southwestern Energy Co.(1)                                            3,193,289
                                                                                  ----------------
                                                                                         9,596,928
                                                                                  ----------------

                   ENTERTAINMENT & LEISURE -- 1.7%
          49,320   Avid Technology, Inc.(1),(2)                                          2,612,974
          55,670   Carmike Cinemas, Inc.                                                 1,992,986
                                                                                  ----------------
                                                                                         4,605,960
                                                                                  ----------------

                   FINANCIAL SERVICES -- 4.7%
          41,835   Affiliated Managers Group, Inc.(1),(2)                                2,336,066
          64,740   FirstFed Financial Corp.(1)                                           3,327,636
         103,156   Independent Bank Corp.                                                2,802,749
         108,865   R&G Financial Corp. - Class B                                         4,095,501
                                                                                  ----------------
                                                                                        12,561,952
                                                                                  ----------------

                       See Notes to Financial Statements.

     SHARES                                                                            VALUE
----------------                                                                  ----------------
COMMON STOCKS+ -- (CONTINUED)

                   HEALTH CARE -- 6.2%
         139,265   Amsurg Corp.(1)                                                $      3,257,408
          74,840   Conmed Corp.(1)                                                       2,100,759
         102,880   Covance, Inc.(1)                                                      4,086,394
         135,480   Renal Care Group, Inc.(1)                                             4,275,749
          59,150   Stericycle, Inc.(1),(2)                                               2,681,270
                                                                                  ----------------
                                                                                        16,401,580
                                                                                  ----------------

                   HEALTH CARE PROVIDERS -- 2.0%
          46,730   Centene Corp.(1)                                                      2,216,404
         138,670   VCA Antech, Inc.(1)                                                   3,108,981
                                                                                  ----------------
                                                                                         5,325,385
                                                                                  ----------------

                   HEAVY MACHINERY -- 3.2%
         136,750   AGCO Corp.(1)                                                         2,655,685
          95,704   Applied Industrial Techologies, Inc.                                  3,560,189
          62,070   Terex Corp.(1)                                                        2,358,660
                                                                                  ----------------
                                                                                         8,574,534
                                                                                  ----------------

                   INDUSTRIAL -- 2.8%
          94,390   Gardner Denver, Inc.(1)                                               2,829,812
          51,630   Middleby Corp. (The)(2)                                               2,531,367
          90,850   WCI Communities, Inc.(1),(2)                                          2,144,060
                                                                                  ----------------
                                                                                         7,505,239
                                                                                  ----------------

                   INSURANCE -- 7.5%
          84,850   Amerigroup Corp.(1)                                                   5,091,000
          51,940   AmerUs Group Co.                                                      2,170,053
          77,126   Arch Capital Group, Ltd.(1)                                           2,897,624
          61,330   IPC Holdings, Ltd.                                                    2,481,412
          80,970   Scottish Re Group, Ltd.(2)                                            1,821,825
          68,090   Selective Insurance Group, Inc.                                       2,660,957
          37,820   Stancorp Financial Group, Inc.                                        2,850,872
                                                                                  ----------------
                                                                                        19,973,743
                                                                                  ----------------

                   OIL & GAS -- 3.6%
         260,710   KCS Energy, Inc.(1)                                                   3,548,263
         239,960   Magnum Hunter Resources, Inc.(1),(2)                                  2,903,516
         122,160   Remington Oil & Gas Corp.(1)                                          3,107,750
                                                                                  ----------------
                                                                                         9,559,529
                                                                                  ----------------

                   PHARMACEUTICALS -- 0.8%
         129,793   Bradley Pharmaceuticals, Inc. - Class A(1),(2)                        2,149,372
                                                                                  ----------------

                       See Notes to Financial Statements.

     SHARES                                                                            VALUE
----------------                                                                  ----------------
COMMON STOCKS+ -- (CONTINUED)

                   REIT -- 3.8%
         131,190   BioMed Realty Trust, Inc.                                      $      2,385,034
         236,560   Equity Inns, Inc.                                                     2,247,320
         115,790   LaSalle Hotel Properties                                              3,325,489
         192,800   Winston Hotels, Inc.                                                  2,130,440
                                                                                  ----------------
                                                                                        10,088,283
                                                                                  ----------------

                   RESTAURANTS -- 2.7%
         119,430   CBRL Group, Inc.                                                      4,330,532
          97,360   RARE Hospitality International, Inc.(1)                               2,697,846
                                                                                  ----------------
                                                                                         7,028,378
                                                                                  ----------------

                   RETAILERS -- 5.1%
          95,790   Flowers Foods                                                         2,429,234
         129,950   MarineMax, Inc.(1)                                                    3,274,740
          64,399   Petco Animal Supplies, Inc.(1)                                        2,303,552
          62,380   Regis Corp.                                                           2,669,864
          85,510   Tuesday Morning Corp.(1)                                              2,791,046
                                                                                  ----------------
                                                                                        13,468,436
                                                                                  ----------------

                   TECHNOLOGY -- 14.1%
          92,720   ANSYS, Inc.(1)                                                        2,559,072
          98,800   Avocent Corp.(1),(2)                                                  3,517,280
          68,360   Benchmark Electronics, Inc.(1)                                        2,322,189
          49,080   CACI International, Inc. - Class A(1)                                 2,992,408
         111,340   Digital River, Inc.(1)                                                3,707,622
          78,480   DSP Group, Inc.(1)                                                    1,556,258
         119,120   Electronics for Imaging, Inc.(1)                                      2,148,925
         137,910   Internet Security Systems, Inc.(1),(2)                                3,000,922
          74,035   Kronos, Inc.(1),(2)                                                   3,631,417
          78,620   Manhattan Associates, Inc.(1)                                         1,617,213
         230,630   Methode Electronics, Inc.                                             3,097,361
          44,630   MICROS Systems, Inc.(1)                                               2,638,526
         110,790   Websense, Inc.(1)                                                     4,494,750
                                                                                  ----------------
                                                                                        37,283,943
                                                                                  ----------------

                   TRANSPORTATION -- 0.8%
         116,140   OMI Corp.                                                             2,084,713
                                                                                  ----------------

                   UTILITIES -- 2.2%
         109,700   Energen Corp.                                                         5,899,666
                                                                                  ----------------

                       See Notes to Financial Statements.

     SHARES                                                                            VALUE
----------------                                                                  ----------------
COMMON STOCKS+ -- (CONTINUED)

                   WASTE MANAGEMENT -- 1.5%
         128,080     Waste Connections, Inc.(1)                                   $      4,037,082
                                                                                  ----------------
                   TOTAL COMMON STOCKS
                     (Cost $196,185,809)                                               259,871,284
                                                                                  ----------------

      FACE
     AMOUNT
----------------
REPURCHASE AGREEMENT -- 2.8%

$      7,454,527   With Investors Bank & Trust Co., dated 10/29/04,
                     1.25%, principal and interest in the amount of
                     $7,455,304, due 11/01/04, (collateralized by SBA
                     #506890 with a par value of $7,185,106, coupon
                     rate of 4.875%, due 01/25/24, market value of
                     $7,827,254)                                                         7,454,527
                                                                                  ----------------
                   TOTAL REPURCHASE AGREEMENT
                     (Cost $7,454,527)                                                   7,454,527
                                                                                  ----------------
TOTAL INVESTMENTS
  (Cost $203,640,336)(3)                                                  100.8%  $    267,325,811

LIABILITIES IN EXCESS OF OTHER ASSETS                                      (0.8)        (2,161,157)
                                                                          -----   ----------------
NET ASSETS                                                                100.0%  $    265,164,654
                                                                          =====   ================

----------
+    Percentages indicated are based on net assets.
(1)  Non-income producing security.
(2)  Securities or partial securities on loan. See Note 5.
(3)  Aggregate cost for federal tax purposes was $204,024,378.
Abbreviations:
REIT -- Real Estate Investment Trust
SBA -- Small Business Administration

                       See Notes to Financial Statements.

                             THE GLENMEDE FUND, INC.

                           SMALL CAP EQUITY PORTFOLIO
                            INDUSTRY DIVERSIFICATION

  ON OCTOBER 31, 2004, INDUSTRY DIVERSIFICATION OF THE PORTFOLIO WAS AS FOLLOWS
                                  (UNAUDITED):

                                                           % OF
                                                        NET ASSETS        VALUE
                                                        ---------- ----------------
INDUSTRIES:

      Technology                                           14.1%   $     37,283,943
      Insurance                                             7.5          19,973,743
      Health Care                                           6.2          16,401,580
      Retailers                                             5.1          13,468,436
      Basic Industry                                        4.8          12,730,178
      Financial Services                                    4.7          12,561,952
      REIT                                                  3.8          10,088,283
      Energy                                                3.6           9,596,928
      Oil & Gas                                             3.6           9,559,529
      Electronics                                           3.6           9,400,601
      Heavy Machinery                                       3.2           8,574,534
      Consumer Services                                     3.0           8,027,983
      Commercial Services                                   2.9           7,603,622
      Industrial                                            2.8           7,505,239
      Restaurants                                           2.7           7,028,378
      Apparel Retailers                                     2.6           6,958,652
      Chemicals                                             2.5           6,658,813
      Utilities                                             2.2           5,899,666
      Computers & Information                               2.2           5,679,949
      Health Care Providers                                 2.0           5,325,385
      Banking                                               2.0           5,187,655
      Aerospace & Defense                                   2.0           5,142,743
      Cosmetics & Personal Care                             1.8           4,841,379
      Entertainment & Leisure                               1.7           4,605,960
      Computer Software & Processing                        1.6           4,338,390
      Waste Management                                      1.5           4,037,082
      Education                                             1.0           2,499,084
      Biotechnology                                         0.9           2,475,646
      Beverages, Food & Tobacco                             0.8           2,181,866
      Pharmaceuticals                                       0.8           2,149,372
      Transportation                                        0.8           2,084,713
                                                          -----    ----------------
      TOTAL COMMON STOCKS                                  98.0%   $    259,871,284

      REPURCHASE AGREEMENT                                  2.8           7,454,527
                                                          -----    ----------------
      TOTAL INVESTMENTS                                   100.8%   $    267,325,811
                                                          =====    ================

The above table does not constitute part of the audited financial statements.

                       See Notes to Financial Statements.

                             THE GLENMEDE FUND, INC.

                            LARGE CAP VALUE PORTFOLIO
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                OCTOBER 31, 2004

     SHARES                                                                            VALUE
----------------                                                                  ----------------
COMMON STOCKS+ -- 93.9%

                   AEROSPACE & DEFENSE -- 3.9%
           4,375   General Dynamics Corp.                                         $        446,775
           7,600   Goodrich Corp.                                                          234,308
           6,050   Honeywell International, Inc.                                           203,764
                                                                                  ----------------
                                                                                           884,847
                                                                                  ----------------

                   BANKING -- 5.4%
           9,900   Countrywide Financial Corp.                                             316,107
          11,300   National City Corp.                                                     440,361
           9,450   Wachovia Corp.                                                          465,034
                                                                                  ----------------
                                                                                         1,221,502
                                                                                  ----------------

                   BASIC INDUSTRY -- 2.3%
          11,000   Bunge, Ltd.                                                             525,030
                                                                                  ----------------

                   BEVERAGES, FOOD & TOBACCO -- 2.8%
           7,600   Altria Group, Inc.                                                      368,296
           3,800   Reynolds American, Inc.                                                 261,668
                                                                                  ----------------
                                                                                           629,964
                                                                                  ----------------

                   CAPITAL GOODS -- 2.1%
           5,225   United Technologies Corp.                                               484,984
                                                                                  ----------------

                   CHEMICALS -- 3.1%
          15,900   Dow Chemical (The)                                                      714,546
                                                                                  ----------------

                   COMMERCIAL SERVICES -- 1.8%
          20,250   Cendant Corp.(1)                                                        416,947
                                                                                  ----------------

                   COMPUTER SOFTWARE & PROCESSING -- 1.6%
           6,500   Affiliated Computer Services, Inc. - Class A(1)                         354,575
                                                                                  ----------------

                   CONSUMER DURABLES -- 2.2%
          14,250   Masco Corp.                                                             488,205
                                                                                  ----------------

                   COSMETICS & PERSONAL CARE -- 1.3%
           5,625   Procter & Gamble Co. (The)                                              287,887
                                                                                  ----------------

                   ELECTRONICS -- 3.7%
          13,875   Amphenol Corp. - Class A(1)                                             476,329
           7,475   Canon, Inc. ADR                                                         370,012
                                                                                  ----------------
                                                                                           846,341
                                                                                  ----------------

                   ENERGY -- 4.6%
          21,449   Exxon Mobil Corp.                                                     1,055,720
                                                                                  ----------------

                       See Notes to Financial Statements.

     SHARES                                                                            VALUE
----------------                                                                  ----------------
COMMON STOCKS+ -- (CONTINUED)

                   FINANCIAL SERVICES -- 13.2%
          12,500   Bank of America Corp.                                          $        559,875
          14,758   Citigroup, Inc.                                                         654,812
           6,775   Federal Home Loan Mortgage Corp.                                        451,215
          11,476   J.P. Morgan Chase & Co.                                                 442,974
          20,650   MBNA Corp.                                                              529,259
           7,200   Morgan Stanley                                                          367,848
                                                                                  ----------------
                                                                                         3,005,983
                                                                                  ----------------

                   HEALTH CARE -- 2.2%
           3,525   Anthem, Inc.(1)                                                         283,410
           2,400   Quest Diagnostics, Inc.                                                 210,096
                                                                                  ----------------
                                                                                           493,506
                                                                                  ----------------

                   HEALTH CARE PROVIDERS -- 1.3%
           9,150   Manor Care, Inc.                                                        299,571
                                                                                  ----------------

                   HEAVY MACHINERY -- 1.0%
           3,450   Eaton Corp.                                                             220,628
                                                                                  ----------------

                   INSURANCE -- 7.4%
           6,211   American International Group, Inc.                                      377,070
           4,950   Hartford Financial Services Group, Inc.                                 289,476
          14,100   Prudential Financial, Inc.                                              655,227
           7,600   RenaissanceRe Holdings, Ltd.                                            355,832
                                                                                  ----------------
                                                                                         1,677,605
                                                                                  ----------------

                   MEDIA - BROADCASTING & PUBLISHING -- 2.1%
           6,800   Cox Communications Inc. - Class A(1)                                    234,192
           6,400   Viacom Inc. - Class B                                                   233,536
                                                                                  ----------------
                                                                                           467,728
                                                                                  ----------------

                   METALS -- 2.4%
          16,675   BHP Billiton Ltd. ADR                                                   344,672
           2,375   Phelps Dodge Corp.                                                      207,908
                                                                                  ----------------
                                                                                           552,580
                                                                                  ----------------

                   OIL & GAS -- 9.6%
           8,825   Anadarko Petroleum Corp.                                                595,246
          10,350   ChevronTexaco Corp.                                                     549,171
           6,600   ConocoPhillips                                                          556,446
           8,050   National Fuel Gas Co.                                                   225,561
          20,325   Williams Cos., Inc.                                                     254,266
                                                                                  ----------------
                                                                                         2,180,690
                                                                                  ----------------

                   PHARMACEUTICALS -- 0.8%
           6,075   Pfizer, Inc.                                                            175,871
                                                                                  ----------------

                       See Notes to Financial Statements.

     SHARES                                                                            VALUE
----------------                                                                  ----------------
COMMON STOCKS+ -- (CONTINUED)

                   PROCESS INDUSTRIES -- 4.6%
          30,725   General Electric Co.                                           $      1,048,337
                                                                                  ----------------

                   REIT -- 0.8%
           5,775   General Growth Properties, Inc.                                         190,517
             578   General Growth Properties, Inc. Warrants(3)                                  29
                                                                                  ----------------
                                                                                           190,546
                                                                                  ----------------

                   RETAILERS -- 3.3%
           9,475   J.C. Penney Co., Inc. (Holding Co.)                                     327,740
           7,475   Lowe's Companies, Inc.                                                  420,693
                                                                                  ----------------
                                                                                           748,433
                                                                                  ----------------

                   TECHNOLOGY -- 0.8%
           6,550   Microsoft Corp.                                                         183,335
                                                                                  ----------------

                   TELECOMMUNICATIONS -- 2.6%
          27,889   Sprint Corp. (Fon Group)                                                584,275
                                                                                  ----------------

                   TELEPHONE -- 3.0%
          11,455   Verizon Communications, Inc.                                            447,891
           8,950   Vodafone Group PLC - Sponsored ADR                                      230,821
                                                                                  ----------------
                                                                                           678,712
                                                                                  ----------------

                   UTILITIES -- 4.0%
          10,925   Constellation Energy Group, Inc.                                        443,774
           7,050   Entergy Corp.                                                           460,788
                                                                                  ----------------
                                                                                           904,562
                                                                                  ----------------

                   TOTAL COMMON STOCKS
                     (Cost $18,350,166)                                                 21,322,910
                                                                                  ----------------

      FACE
     AMOUNT
----------------
REPURCHASE AGREEMENT -- 6.6%

$      1,505,627   With Investors Bank & Trust Co., dated 10/29/04,
                     1.25%, principal and interest in the amount of
                     $1,505,784, due 11/01/04, (collateralized by
                     FHMLC ARM 846742 with a par value of $1,525,698,
                     coupon rate of 3.466%, due 02/01/26, market value
                     of $1,581,112)                                               $      1,505,627
                                                                                  ----------------
                   TOTAL REPURCHASE AGREEMENT
                     (Cost $1,505,627)                                                   1,505,627
                                                                                  ----------------
TOTAL INVESTMENTS
  (Cost $19,855,793)(2)                                                   100.5%  $     22,828,537

LIABILITIES IN EXCESS OF OTHER ASSETS                                      (0.5)          (107,247)
                                                                          -----   ----------------
NET ASSETS                                                                100.0%  $     22,721,290
                                                                          =====   ================

                       See Notes to Financial Statements.

----------
+    Percentages indicated are based on net assets.
(1)  Non-income producing security.
(2)  Aggregate cost for federal tax purposes was $19,955,813.
(3) Security valued at fair value in accordance with procedures approved by the Board of Trustees, see Note 1.
Abbreviations:
ADR -- American Depositary Receipt
ARM -- Adjustable Rate Mortgage
FHLMC -- Federal Home Loan Mortgage Corporation
REIT -- Real Estate Investment Trust

                       See Notes to Financial Statements.

                             THE GLENMEDE FUND, INC.

                            LARGE CAP VALUE PORTFOLIO
                            INDUSTRY DIVERSIFICATION

 ON OCTOBER 31, 2004, INDUSTRY DIVERSIFICATION OF THE PORTFOLIO WAS AS FOLLOWS:
                                   (UNAUDITED)

                                                         % OF
                                                       NET ASSETS       VALUE
                                                       ----------  ----------------
INDUSTRIES:

      Financial Services                                   13.2%   $      3,005,983
      Oil & Gas                                             9.6           2,180,690
      Insurance                                             7.4           1,677,605
      Banking                                               5.4           1,221,502
      Energy                                                4.6           1,055,720
      Process Industries                                    4.6           1,048,337
      Utilities                                             4.0             904,562
      Aerospace & Defense                                   3.9             884,847
      Electronics                                           3.7             846,341
      Retailers                                             3.3             748,433
      Chemicals                                             3.1             714,546
      Telephone                                             3.0             678,712
      Beverages, Food & Tobacco                             2.8             629,964
      Telecommunications                                    2.6             584,275
      Metals                                                2.4             552,580
      Basic Industry                                        2.3             525,030
      Health Care                                           2.2             493,506
      Consumer Durables                                     2.2             488,205
      Capital Goods                                         2.1             484,984
      Media - Broadcasting & Publishing                     2.1             467,728
      Commercial Services                                   1.8             416,947
      Computer Software & Processing                        1.6             354,575
      Health Care Providers                                 1.3             299,571
      Cosmetics & Personal Care                             1.3             287,887
      Heavy Machinery                                       1.0             220,628
      REIT                                                  0.8             190,546
      Technology                                            0.8             183,335
      Pharmaceuticals                                       0.8             175,871
                                                          -----    ----------------
      TOTAL COMMON STOCKS                                  93.9%   $     21,322,910

      REPURCHASE AGREEMENT                                  6.6           1,505,627
                                                          -----    ----------------
      TOTAL INVESTMENTS                                   100.5%   $     22,828,537
                                                          =====    ================

The above table does not constitute part of the audited financial statements.

                       See Notes to Financial Statements.

                             THE GLENMEDE FUND, INC.

                             INTERNATIONAL PORTFOLIO
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                OCTOBER 31, 2004

     SHARES                                                                             VALUE
----------------                                                                  ----------------
COMMON STOCKS+ -- 98.1%

                   UNITED KINGDOM -- 18.1%
       1,422,700   BOC Group PLC                                                  $     22,892,945
       1,450,000   Boots Group PLC                                                      17,505,827
       2,469,103   BP Amoco PLC                                                         23,897,386
       4,058,100   Centrica PLC                                                         17,925,768
         845,358   GlaxoSmithKline PLC                                                  17,790,691
       1,027,000   Johnson Matthey PLC                                                  17,882,383
       2,655,700   Lloyds TSB Group PLC                                                 21,001,244
       5,531,300   Misys PLC                                                            21,845,355
         763,000   Royal Bank of Scotland Group PLC                                     22,469,236
       1,342,300   Scottish Power PLC                                                   10,830,392
       3,934,400   Tesco PLC                                                            20,718,063
       9,283,100   Vodafone Group PLC                                                   23,760,522
                                                                                  ----------------
                                                                                       238,519,812
                                                                                  ----------------

                   JAPAN -- 16.7%
       3,523,000   Bank of Fukuoka Ltd.                                                 20,036,491
         441,500   Canon, Inc.                                                          21,778,307
         658,000   FamilyMart Co., Ltd.                                                 17,656,308
         861,000   Kao Corp.                                                            19,855,176
           2,660   KDDI Corp.                                                           12,795,096
         162,000   Kyocera Corp.                                                        11,749,870
       3,499,000   Nippon Express Co., Ltd.                                             16,863,843
         705,000   Nomura Holdings, Inc.                                                 8,644,188
       1,328,000   Sharp Corp.                                                          18,337,109
       3,038,000   Sumitomo Chemical Co., Ltd.                                          14,727,960
         434,300   Takeda Chemical Industries, Ltd.                                     20,972,563
         530,300   Toyota Motor Corp.                                                   20,656,817
       1,073,000   Yamaha Corp.                                                         16,384,692
                                                                                  ----------------
                                                                                       220,458,420
                                                                                  ----------------

                   NETHERLANDS -- 9.1%
         682,500   ABN-AMRO Holdings N.V.                                               16,314,736
         359,400   Akzo Nobel N.V.                                                      13,512,290
         432,500   Heineken N.V.                                                        13,586,354
         676,000   ING Groep N.V.                                                       17,883,022
       1,414,600   Reed Elsevier N.V.                                                   18,575,778
         263,400   Royal Dutch Petroleum Co.                                            14,302,091
         661,323   TPG N.V. ADR(1)                                                      15,970,951
         156,700   Unilever N.V.                                                         9,109,823
                                                                                  ----------------
                                                                                       119,255,045
                                                                                  ----------------

                       See Notes to Financial Statements.

     SHARES                                                                             VALUE
----------------                                                                  ----------------
COMMON STOCKS+ -- (CONTINUED)

                   FRANCE -- 8.4%
         243,900   Assurances Generales De France                                 $     16,231,491
         376,520   Compagnie de Saint-Gobain                                            20,665,091
         859,000   France Telecom SA                                                    24,574,921
         124,155   LaFarge SA ADR                                                       11,325,307
         146,400   Societe BIC SA                                                        6,782,692
         456,750   Thomson                                                              10,330,190
         100,976   Total SA                                                             20,983,691
                                                                                  ----------------
                                                                                       110,893,383
                                                                                  ----------------

                   GERMANY -- 8.2%
         162,000   Allianz AG                                                           17,220,788
         279,914   BASF AG                                                              17,450,569
         391,500   Bayerische Motoren Werke AG                                          16,545,939
         352,700   Continental AG                                                       19,245,330
         304,200   E.On AG                                                              24,735,452
         269,100   Metro AG                                                             12,841,319
                                                                                  ----------------
                                                                                       108,039,397
                                                                                  ----------------

                   AUSTRALIA -- 6.6%
         895,000   Commonwealth Bank of Australia                                       21,458,064
       6,700,000   John Fairfax Holdings Ltd.                                           21,468,147
       6,126,000   Qantas Airways, Ltd.                                                 15,190,691
       5,719,000   WMC Resources Ltd.                                                   28,832,767
                                                                                  ----------------
                                                                                        86,949,669
                                                                                  ----------------

                   SWITZERLAND -- 4.9%
         256,200   Ciba Specialty Chemicals AG Reg.(2)                                  17,601,527
          52,700   Nestle SA Reg.                                                       12,453,406
         364,600   Novartis AG                                                          17,368,423
         119,800   Zurich Financial Services AG(2)                                      17,040,754
                                                                                  ----------------
                                                                                        64,464,110
                                                                                  ----------------

                   ITALY -- 4.4%
         687,074   Benetton Group SPA                                                    7,927,353
         720,000   ENI SPA                                                              16,339,118
          24,700   ENI SPA Sponsored ADR                                                 2,826,421
       1,347,400   Mediaset SPA                                                         15,357,134
       2,700,000   Telecom Italia Mobile SPA                                            15,903,103
                                                                                  ----------------
                                                                                        58,353,129
                                                                                  ----------------

                   IRELAND -- 3.9%
       1,174,800   Allied Irish Banks PLC                                               20,504,232
         870,615   CRH PLC                                                              20,811,508

                       See Notes to Financial Statements.

     SHARES                                                                             VALUE
----------------                                                                  ----------------
COMMON STOCKS+ -- (CONTINUED)

                   IRELAND -- (CONTINUED)
         563,600   Irish Life & Permanent PLC                                     $      9,484,644
                                                                                  ----------------
                                                                                        50,800,384
                                                                                  ----------------

                   SPAIN -- 3.3%
         959,676   ACS, Actividades Construccion y Servicios, SA                        18,584,827
       1,251,154   Endesa SA                                                            25,377,981
                                                                                  ----------------
                                                                                        43,962,808
                                                                                  ----------------

                   TAIWAN -- 2.0%
      14,573,860   Compal Electronics, Inc.                                             13,088,334
       1,798,004   Taiwan Semiconductor Manufacturing Co., Ltd. ADR(1)                  13,610,890
                                                                                  ----------------
                                                                                        26,699,224
                                                                                  ----------------

                   REPUBLIC OF KOREA -- 1.7%
       1,000,000   Korea Electric Power Corp.(1)                                        11,480,000
          55,800   Samsung Electronics Co., Ltd. GDR - 144A(3)                          10,953,149
                                                                                  ----------------
                                                                                        22,433,149
                                                                                  ----------------

                   HONG KONG -- 1.6%
      14,211,000   Hang Lung Properties Ltd.                                            21,087,820
                                                                                  ----------------

                   DENMARK -- 1.6%
       2,443,440   Nordea AB                                                            21,064,499
                                                                                  ----------------

                   SWEDEN -- 1.4%
         496,900   Sandvik AB                                                           18,585,973
                                                                                  ----------------

                   NORWAY -- 1.3%
         200,800   Norsk Hydro ASA                                                      14,729,144
         200,800   Yara International ASA(2)                                             2,143,420
                                                                                  ----------------
                                                                                        16,872,564
                                                                                  ----------------

                   CANADA -- 1.2%
         601,500   Talisman Energy, Inc.                                                16,116,888
                                                                                  ----------------

                   BELGIUM -- 1.2%
         626,400   Fortis - Brussels Shares                                             15,900,074
                                                                                  ----------------

                   GREECE -- 0.9%
         849,000   Bank of Piraeus                                                      11,321,800
                                                                                  ----------------

                   SINGAPORE -- 0.8%
       7,440,650   Singapore Telecommunications, Ltd.                                   10,822,764
                                                                                  ----------------

                   INDONESIA -- 0.8%
      20,800,000   Telekomunikasi Indonesia Tbk PT                                       9,943,403
                                                                                  ----------------
                   TOTAL COMMON STOCKS
                     (Cost $1,009,893,518)                                           1,292,544,315
                                                                                  ----------------

                       See Notes to Financial Statements.

      FACE
     AMOUNT                                                                             VALUE
----------------                                                                  ----------------
REPURCHASE AGREEMENT -- 1.4%

$     18,131,351   With Investors Bank & Trust Co., dated 10/29/04,
                     1.25%, principal and interest in the amount of
                     $18,133,240, due 11/01/04, (collateralized by
                     FN #701226 with a par value of 18,863,997,
                     coupon rate of 4.12%, due 05/01/2033, market
                     value of $19,037,919)                                        $     18,131,351
                                                                                  ----------------
                   TOTAL REPURCHASE AGREEMENT
                     (Cost $18,131,351)                                                 18,131,351
                                                                                  ----------------
TOTAL INVESTMENTS
  (Cost $1,028,024,870)(4)                                                99.5%   $  1,310,675,666

OTHER ASSETS IN EXCESS OF LIABILITIES                                      0.5           7,086,774
                                                                         -----    ----------------
NET ASSETS                                                               100.0%   $  1,317,762,440
                                                                         =====    ================

----------
+    Percentages indicated are based on net assets.
(1)  Securities or partial securities on loan. See Note 5.
(2)  Non-income producing security.
(3) Security exempt from registration under Rule 144A of the Securities Act of 1933; as amended. This security may be resold in transasctions exempt from registration, normally to qualified buyers. At October 31, 2004 the market value of these securities amounted to $10,953,149 or 0.83% of net assets.
(4)  Aggregate cost for federal tax purposes was $1,029,807,872.
Abbreviations:
ADR -- American Depositary Receipt
FN -- Federal National Mortgage Association
GDR -- Global Depositary Receipt

                       See Notes to Financial Statements.

                             THE GLENMEDE FUND, INC.

                             INTERNATIONAL PORTFOLIO
                            INDUSTRY DIVERSIFICATION

 ON OCTOBER 31, 2004, INDUSTRY DIVERSIFICATION OF THE PORTFOLIO WAS AS FOLLOWS:
                                   (UNAUDITED)

                                                        % OF
                                                     NET ASSETS          VALUE
                                                     ----------    ----------------
INDUSTRIES:

      Finance                                              10.9%   $    143,796,140
      Telecommunications                                    7.4          97,799,809
      Chemicals                                             6.7          88,328,711
      Energy                                                5.8          76,738,733
      Automotive                                            5.5          72,832,778
      Utilities                                             5.5          72,423,825
      Industrial                                            5.3          69,739,656
      Media - Broadcasting & Publishing                     5.0          65,731,249
      Pharmaceuticals                                       4.3          56,131,677
      Retailers                                             4.1          54,541,868
      Insurance                                             4.0          52,144,564
      Electronics                                           3.3          42,901,148
      Banking                                               3.2          42,505,727
      Heavy Machinery                                       3.0          39,397,481
      Computers & Information                               2.6          34,933,689
      Oil & Gas                                             2.6          34,264,886
      Technology                                            2.2          29,632,253
      Mining                                                2.2          28,832,767
      Beverages, Food & Tobacco                             2.0          26,039,760
      Real Estate                                           1.6          21,087,820
      Food Retailers                                        1.6          20,718,063
      Cosmetics & Personal Care                             1.5          19,855,176
      Heavy Construction                                    1.4          18,584,827
      Financial Services                                    1.4          18,128,832
      Medical Supplies                                      1.3          17,505,827
      Transportation                                        1.3          16,863,843
      Miscellaneous                                         1.2          15,892,515
      Airlines                                              1.2          15,190,691
                                                     ----------    ----------------
      TOTAL COMMON STOCKS                                  98.1%   $  1,292,544,315

      REPURCHASE AGREEMENT                                  1.4          18,131,351
                                                     ----------    ----------------
      TOTAL INVESTMENTS                                    99.5%   $  1,310,675,666
                                                     ==========    ================

The above table does not constitute part of the audited financial statements.

                       See Notes to Financial Statements.

                             THE GLENMEDE FUND, INC.

                      INSTITUTIONAL INTERNATIONAL PORTFOLIO
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                OCTOBER 31, 2004

     SHARES                                                                             VALUE
----------------                                                                  ----------------
COMMON STOCKS+ -- 96.5%

                   UNITED KINGDOM -- 17.9%
         486,611   BOC Group PLC                                                  $      7,830,154
         462,633   Boots Group PLC                                                       5,585,361
         821,499   BP Amoco PLC                                                          7,950,936
       1,300,078   Centrica PLC                                                          5,742,810
         253,727   GlaxoSmithKline PLC                                                   5,339,724
         322,519   Johnson Matthey PLC                                                   5,615,782
         889,079   Lloyds TSB Group PLC                                                  7,030,826
       1,929,230   Misys PLC                                                             7,619,314
         204,250   Royal Bank of Scotland Group PLC                                      6,014,864
         438,186   Scottish Power PLC                                                    3,535,518
       1,306,699   Tesco PLC                                                             6,880,915
       4,088,231   Vodafone Group PLC                                                   10,464,015
                                                                                  ----------------
                                                                                        79,610,219
                                                                                  ----------------

                   JAPAN -- 16.5%
       1,174,000   Bank of Fukuoka Ltd.                                                  6,676,935
         140,800   Canon, Inc.                                                           6,945,381
         221,000   FamilyMart Co., Ltd.                                                  5,930,158
         293,000   Kao Corp.                                                             6,756,755
             895   KDDI Corp.                                                            4,305,117
          54,000   Kyocera Corp.                                                         3,916,623
       1,127,000   Nippon Express Co., Ltd.                                              5,431,709
         243,000   Nomura Holdings, Inc.                                                 2,979,486
         448,000   Sharp Corp.                                                           6,186,013
         994,000   Sumitomo Chemical Co., Ltd.                                           4,818,826
         148,200   Takeda Chemical Industries, Ltd.                                      7,156,652
         178,600   Toyota Motor Corp.                                                    6,957,019
         355,000   Yamaha Corp.                                                          5,420,844
                                                                                  ----------------
                                                                                        73,481,518
                                                                                  ----------------

                   NETHERLANDS -- 9.6%
         229,992   ABN-AMRO Holdings N.V.                                                5,497,815
         122,094   Akzo Nobel N.V.                                                       4,590,344
         151,698   Heineken N.V.                                                         4,765,371
         227,000   ING Groep N.V.                                                        6,005,098
         475,504   Reed Elsevier N.V.                                                    6,244,066
          88,408   Royal Dutch Petroleum Co.                                             4,800,377
         239,922   TPG N.V. ADR                                                          5,793,302
          87,084   Unilever N.V.                                                         5,062,667
                                                                                  ----------------
                                                                                        42,759,040
                                                                                  ----------------

                       See Notes to Financial Statements.

     SHARES                                                                             VALUE
----------------                                                                  ----------------
COMMON STOCKS+ -- (CONTINUED)

                   FRANCE -- 8.2%
          81,347   Assurances Generales De France                                 $      5,413,625
          66,397   Compagnie de Saint-Gobain                                             3,644,162
         287,583   France Telecom SA                                                     8,227,392
          41,983   LaFarge SA ADR                                                        3,829,651
          45,749   Societe BIC SA                                                        2,119,545
         273,432   Thomson                                                               6,184,137
          33,598   Total SA                                                              6,981,957
                                                                                  ----------------
                                                                                        36,400,469
                                                                                  ----------------

                   GERMANY -- 8.2%
          55,000   Allianz AG                                                            5,846,564
          95,361   BASF AG                                                               5,945,054
         126,581   Bayerische Motoren Werke AG                                           5,349,684
         121,506   Continental AG                                                        6,630,062
         102,751   E.On AG                                                               8,355,005
          88,188   Metro AG                                                              4,208,288
                                                                                  ----------------
                                                                                        36,334,657
                                                                                  ----------------

                   AUSTRALIA -- 5.6%
         200,188   Commonwealth Bank of Australia                                        4,799,605
       1,618,111   John Fairfax Holdings Ltd.                                            5,184,753
       2,086,334   Qantas Airways, Ltd.                                                  5,173,499
       1,890,248   WMC Resources Ltd.                                                    9,529,827
                                                                                  ----------------
                                                                                        24,687,684
                                                                                  ----------------

                   SWITZERLAND -- 5.4%
          86,315   Ciba Specialty Chemicals AG Reg.(1)                                   5,930,038
          20,227   Nestle SA Reg.                                                        4,779,792
         138,202   Novartis AG                                                           6,583,518
          48,323   Zurich Financial Services AG(1)                                       6,873,626
                                                                                  ----------------
                                                                                        24,166,974
                                                                                  ----------------

                   ITALY -- 4.3%
         158,019   Benetton Group SPA                                                    1,823,199
         106,649   ENI SPA                                                               2,420,209
          36,776   ENI SPA Sponsored ADR                                                 4,208,278
         435,640   Mediaset SPA                                                          4,965,253
         982,267   Telecom Italia Mobile SPA                                             5,785,590
                                                                                  ----------------
                                                                                        19,202,529
                                                                                  ----------------

                   IRELAND -- 3.8%
         394,893   Allied Irish Banks PLC                                                6,892,218
         278,494   CRH PLC                                                               6,656,897

                       See Notes to Financial Statements.

     SHARES                                                                             VALUE
----------------                                                                  ----------------
COMMON STOCKS+ -- (CONTINUED)

                   IRELAND -- (CONTINUED)
         189,319   Irish Life & Permanent PLC                                     $      3,185,989
                                                                                  ----------------
                                                                                        16,735,104
                                                                                  ----------------

                   SPAIN -- 3.3%
         309,087   ACS, Actividades Construccion y Servicios, SA                         5,985,696
         417,651   Endesa SA                                                             8,471,490
                                                                                  ----------------
                                                                                        14,457,186
                                                                                  ----------------

                   TAIWAN -- 2.4%
       6,965,448   Compal Electronics, Inc.                                              6,255,454
         600,805   Taiwan Semiconductor Manufacturing Co., Ltd. ADR                      4,548,094
                                                                                  ----------------
                                                                                        10,803,548
                                                                                  ----------------

                   REPUBLIC OF KOREA -- 2.0%
         500,000   Korea Electric Power Corp.                                            5,740,000
          17,100   Samsung Electronics Co., Ltd. GDR - 144A(2)                           3,356,610
                                                                                  ----------------
                                                                                         9,096,610
                                                                                  ----------------

                   DENMARK -- 1.6%
         809,411   Nordea AB                                                             6,977,801
                                                                                  ----------------

                   SWEDEN -- 1.4%
         160,782   Sandvik AB                                                            6,013,866
                                                                                  ----------------

                   NORWAY -- 1.3%
          67,667   Norsk Hydro ASA                                                       4,963,531
          67,667   Yara International ASA(1)                                               722,305
                                                                                  ----------------
                                                                                         5,685,836
                                                                                  ----------------

                   CANADA -- 1.2%
         200,131   Talisman Energy, Inc.                                                 5,362,409
                                                                                  ----------------

                   BELGIUM -- 1.1%
         198,440   Fortis - Brussels Shares                                              5,037,054
                                                                                  ----------------

                   HONG KONG -- 0.9%
       2,794,920   Hang Lung Properties Ltd.                                             4,147,404
                                                                                  ----------------

                   GREECE -- 0.8%
         280,675   Bank of Piraeus                                                       3,742,928
                                                                                  ----------------

                   INDONESIA -- 0.7%
       6,800,000   Telekomunikasi Indonesia Tbk PT                                       3,250,728
                                                                                  ----------------

                   SINGAPORE -- 0.3%
         817,290   Singapore Telecommunications, Ltd.                                    1,188,785
                                                                                  ----------------
                   TOTAL COMMON STOCKS
                     (Cost $352,119,538)                                               429,142,349
                                                                                  ----------------

                       See Notes to Financial Statements.

      FACE
     AMOUNT                                                                             VALUE
----------------                                                                  ----------------
REPURCHASE AGREEMENT -- 3.0%

$     13,490,494   With Investors Bank & Trust Co., dated 10/29/04,
                     1.25%, principal and interest in the amount of
                     $13,491,898, due 11/01/04 (collateralized by
                     FN 704534 with a par value of $14,253,437,
                     coupon rate of 3.744%, due 06/01/33, market
                     value of $14,165,018)                                        $     13,490,494
                                                                                  ----------------
                   TOTAL REPURCHASE AGREEMENT
                     (Cost $13,490,494)                                                 13,490,494
                                                                                  ----------------
TOTAL INVESTMENTS
  (Cost $365,610,032)(3)                                                  99.5%   $    442,632,843

OTHER ASSETS IN EXCESS OF LIABILITIES                                      0.5           2,272,790
                                                                         -----    ----------------

NET ASSETS                                                               100.0%   $    444,905,633
                                                                         =====    ================

----------
+    Percentages indicated are based on net assets.
(1)  Non-income producing security.
(2) Security exempt from registration under Rule 144A of the Securities Act of 1933; as amended. This security may be resold in transactions exempt from registration, normally to qualified buyers. At October 31, 2004 the market value of these securities amounted to $3,356,610 or 0.75% of net assets.
(3)  Aggregate cost for federal tax purposes was $367,901,242.
Abbreviations:
ADR -- American Depositary Receipt
FN -- Federal National Mortgage Association
GDR -- Global Depositary Receipt

                       See Notes to Financial Statements.

                             THE GLENMEDE FUND, INC.

                      INSTITUTIONAL INTERNATIONAL PORTFOLIO
                            INDUSTRY DIVERSIFICATION

 ON OCTOBER 31, 2004, INDUSTRY DIVERSIFICATION OF THE PORTFOLIO WAS AS FOLLOWS:
                                   (UNAUDITED)

                                                        % OF
                                                     NET ASSETS          VALUE
                                                     ----------    ----------------
INDUSTRIES:

      Finance                                              10.2%   $     45,391,872
      Telecommunications                                    7.5          33,221,627
      Chemicals                                             6.7          29,836,721
      Energy                                                6.5          28,905,079
      Utilities                                             5.9          26,102,013
      Automotive                                            5.5          24,357,609
      Media - Broadcasting & Publishing                     5.1          22,578,209
      Industrial                                            4.5          20,212,496
      Pharmaceuticals                                       4.3          19,079,894
      Insurance                                             4.2          18,725,288
      Retailers                                             3.9          17,324,054
      Electronics                                           3.2          14,090,717
      Computers & Information                               3.1          13,874,768
      Banking                                               2.9          12,691,799
      Heavy Machinery                                       2.9          12,670,763
      Beverages, Food & Tobacco                             2.1           9,545,163
      Technology                                            2.1           9,532,405
      Mining                                                2.1           9,529,827
      Oil & Gas                                             1.8           8,163,019
      Miscellaneous                                         1.6           7,182,212
      Food Retailers                                        1.6           6,880,915
      Cosmetics & Personal Care                             1.5           6,756,755
      Financial Services                                    1.4           6,165,475
      Heavy Construction                                    1.3           5,985,696
      Medical Supplies                                      1.3           5,585,361
      Transportation                                        1.2           5,431,709
      Airlines                                              1.2           5,173,499
      Real Estate                                           0.9           4,147,404
                                                           ----    ----------------
      TOTAL COMMON STOCKS                                  96.5%   $    429,142,349

      REPURCHASE AGREEMENT                                  3.0          13,490,494
                                                           ----    ----------------

      TOTAL INVESTMENTS                                    99.5%   $    442,632,843
                                                           ====    ================

The above table does not constitute part of the audited financial statements.

                       See Notes to Financial Statements.

                             THE GLENMEDE FUND, INC.

                      SMALL CAPITALIZATION GROWTH PORTFOLIO
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                OCTOBER 31, 2004

     SHARES                                                                             VALUE
----------------                                                                  ----------------
COMMON STOCKS+ -- 98.0%

                   ADVERTISING -- 0.7%
          33,450   aQuantive, Inc.(1)                                             $        299,377
          26,900   ValueClick, Inc.(1)                                                     249,901
                                                                                  ----------------
                                                                                           549,278
                                                                                  ----------------

                   AEROSPACE & DEFENSE -- 0.2%
          18,850   BE Aerospace, Inc.(1)                                                   161,733
                                                                                  ----------------

                   APPAREL RETAILERS -- 2.6%
           9,050   Aeropostale, Inc.(1),(2)                                                285,527
          53,712   Jos. A. Bank Clothiers, Inc.(1),(2)                                   1,704,819
                                                                                  ----------------
                                                                                         1,990,346
                                                                                  ----------------

                   BANKING -- 3.1%
          46,350   Boston Private Financial Holdings, Inc.                               1,137,429
          48,000   Commercial Capital Bancorp, Inc.                                      1,076,640
           4,100   PrivateBancorp, Inc.                                                    132,635
                                                                                  ----------------
                                                                                         2,346,704
                                                                                  ----------------

                   BASIC INDUSTRY -- 2.2%
          41,700   Trex Company, Inc.(1),(2)                                             1,673,004
                                                                                  ----------------

                   BIOTECHNOLOGY -- 2.3%
          62,000   SFBC International, Inc.(1),(2)                                       1,724,220
                                                                                  ----------------

                   BUILDING MATERIALS -- 1.5%
          11,300   Beacon Roofing Supply, Inc.(1)                                          211,875
          51,300   Merge Technologies, Inc.(1)                                             921,604
                                                                                  ----------------
                                                                                         1,133,479
                                                                                  ----------------

                   BUSINESS SERVICES -- 1.1%
          40,200   NIC, Inc.(1)                                                            169,242
          21,300   Ventiv Health, Inc.(1)                                                  368,490
          29,300   WebSideStory, Inc.(1),(2)                                               289,777
                                                                                  ----------------
                                                                                           827,509
                                                                                  ----------------

                   CHEMICALS -- 1.1%
          13,500   Kronos, Inc.(1)                                                         662,175
           6,300   OM Group, Inc.(1)                                                       207,837
                                                                                  ----------------
                                                                                           870,012
                                                                                  ----------------

                   COMMERCIAL SERVICES -- 10.1%
          53,350   Aaron Rents, Inc.                                                     1,157,695
          41,400   Asset Acceptance Capital Corp.(1)                                       754,515
          24,350   Digitas, Inc.(1)                                                        219,150

                       See Notes to Financial Statements.

     SHARES                                                                             VALUE
----------------                                                                  ----------------
COMMON STOCKS+ -- (CONTINUED)

                   COMMERCIAL SERVICES -- (CONTINUED)
          12,400   EGL, Inc.(1),(2)                                               $        396,552
          35,300   eResearch Technology, Inc.(1),(2)                                       412,657
          27,300   iPayment Holdings, Inc.(1)                                            1,223,313
          33,300   MPS Group, Inc.(1)                                                      350,649
          74,850   Navigant Consulting, Inc.(1),(2)                                      1,861,519
          41,300   Opsware, Inc.(1),(2)                                                    223,433
          38,500   Providence Service Corp. (The)(1)                                       711,480
           3,300   Resources Connection, Inc.(1)                                           138,534
          12,950   Telik, Inc.(1)                                                          238,927
                                                                                  ----------------
                                                                                         7,688,424
                                                                                  ----------------

                   COMMUNICATIONS -- 0.5%
          20,350   Ulticom, Inc.(1)                                                        349,816
                                                                                  ----------------

                   COMPUTER SOFTWARE & PROCESSING -- 9.4%
          36,800   Altiris, Inc.(1)                                                      1,000,776
          34,800   Anteon International Corp.(1)                                         1,367,640
           5,000   F5 Networks, Inc.(1),(2)                                                199,750
           5,100   InfoSpace, Inc.(1),(2)                                                  267,750
           4,500   MicroStrategy, Inc.-Class A(1),(2)                                      269,910
          29,200   Open Solutions, Inc.(1)                                                 822,418
             151   Openwave Systems, Inc.(1)                                                 1,777
           8,950   Quest Software, Inc.(1)                                                 131,296
           5,850   Radware, Ltd.(1)                                                        144,495
          28,500   Sapient Corp.(1)                                                        229,425
          15,300   Secure Computing Corp.(1)                                               120,028
          90,400   TradeStation Group, Inc.(1)                                             559,576
          28,200   Verint Systems, Inc.(1)                                               1,096,416
          28,450   WatchGuard Technologies(1)                                              113,231
          52,200   Witness Systems, Inc.(1)                                                812,232
                                                                                  ----------------
                                                                                         7,136,720
                                                                                  ----------------

                   COMPUTERS & INFORMATION -- 0.5%
          27,100   Concur Technologies, Inc.(1)                                            281,975
           5,400   Novatel Wireless, Inc.(1)                                               112,050
                                                                                  ----------------
                                                                                           394,025
                                                                                  ----------------

                   CONSULTING SERVICES -- 4.0%
          33,400   Charles River Associates, Inc.(1)                                     1,342,012
          26,200   Corporate Executive Board Co.(2)                                      1,667,630
                                                                                  ----------------
                                                                                         3,009,642
                                                                                  ----------------

                       See Notes to Financial Statements.

     SHARES                                                                             VALUE
----------------                                                                  ----------------
COMMON STOCKS+ -- (CONTINUED)

                   CONSUMER SERVICES -- 3.0%
           5,000   Aztar Corp.(1)                                                 $        154,750
          44,200   Corinthian Colleges, Inc.(1),(2)                                        634,712
          55,500   Education Management Corp.(1)                                         1,488,510
                                                                                  ----------------
                                                                                         2,277,972
                                                                                  ----------------

                   COSMETICS & PERSONAL CARE -- 0.2%
          77,150   Revlon, Inc.- Class A(1)                                                187,474
                                                                                  ----------------

                   ELECTRICAL EQUIPMENT -- 0.3%
          24,150   Artesyn Technologies, Inc.(1)                                           234,255
                                                                                  ----------------

                   ELECTRONIC TECHNOLOGY -- 0.9%
          57,800   O2Micro International, Ltd.(1)                                          702,848
                                                                                  ----------------

                   ELECTRONICS -- 2.2%
          10,200   ASAT Holdings, Ltd. ADR(1)                                               12,138
          22,050   AudioCodes, Ltd.(1),(2)                                                 290,619
          10,500   Metrologic Instruments, Inc.(1)                                         195,825
          11,600   M-Systems Flash Disk Pioneers(1),(2)                                    163,096
          98,850   Oplink Communications, Inc.(1)                                          190,286
          21,200   SigmaTel, Inc.(1)                                                       625,400
          23,900   Skyworks Solutions, Inc.(1),(2)                                         212,471
                                                                                  ----------------
                                                                                         1,689,835
                                                                                  ----------------

                   ENERGY -- 0.6%
          26,900   Brigham Exploration Co.(1)                                              244,117
           4,950   Southwestern Energy Co.(1)                                              227,403
                                                                                  ----------------
                                                                                           471,520
                                                                                  ----------------

                   ENTERTAINMENT & LEISURE -- 1.3%
           6,350   Ameristar Casinos, Inc.                                                 220,504
           4,050   Argosy Gaming Co.(1)                                                    160,339
           7,500   Macrovision Corp.(1)                                                    202,800
           4,850   Penn National Gaming, Inc.(1)                                           201,420
          13,050   Pinnacle Entertainment, Inc.(1)                                         191,835
                                                                                  ----------------
                                                                                           976,898
                                                                                  ----------------

                   FINANCIAL SERVICES -- 1.7%
           7,650   Cash America International, Inc.                                        193,545
          22,400   Factset Research Systems, Inc.(2)                                     1,116,416
                                                                                  ----------------
                                                                                         1,309,961
                                                                                  ----------------

                       See Notes to Financial Statements.

     SHARES                                                                             VALUE
----------------                                                                  ----------------
COMMON STOCKS+ -- (CONTINUED)

                   HEALTH CARE -- 1.4%
          26,500   Medicis Pharmaceutical Corp. - Class A(1)                      $      1,077,755
                                                                                  ----------------

                   HEALTH CARE PROVIDERS -- 3.5%
          40,650   Centene Corp.(1),(2)                                                  1,928,029
           9,250   Matria Healthcare, Inc.(1),(2)                                          288,785
          13,850   Nektar Therapeutics(1)                                                  199,578
          24,750   TLC Vision Corp.(1)                                                     235,867
                                                                                  ----------------
                                                                                         2,652,259
                                                                                  ----------------

                   HEALTH CARE SERVICES -- 2.1%
          68,094   Amsurg Corp.(1)                                                       1,592,719
                                                                                  ----------------

                   HEAVY CONSTRUCTION -- 0.2%
          11,950   Perini Corp.(1)                                                         188,810
                                                                                  ----------------

                   HEAVY MACHINERY -- 1.4%
          24,650   ASV, Inc.(1)                                                            892,330
           3,400   Hydril Company(1)                                                       149,566
                                                                                  ----------------
                                                                                         1,041,896
                                                                                  ----------------

                   HOUSING & HOME FURNISHINGS -- 1.6%
          71,800   Select Comfort Corp.(1),(2)                                           1,229,216
                                                                                  ----------------

                   INDUSTRIAL - DIVERSIFIED -- 0.2%
          18,550   Identix, Inc.(1)                                                        135,229
                                                                                  ----------------

                   INSURANCE -- 0.8%
          23,500   HealthExtras, Inc.(1)                                                   335,345
           6,700   Molina Healthcare, Inc.(1)                                              246,694
                                                                                  ----------------
                                                                                           582,039
                                                                                  ----------------

                   MEDIA -- 1.2%
          27,150   CNET Networks, Inc.(1),(2)                                              221,815
          13,250   Jupitermedia Corp.(1)                                                   262,814
          16,050   Lions Gate Entertainment Corp.(1)                                       157,450
           5,500   NetEase.com, Sponsored ADR(1),(2)                                       255,805
                                                                                  ----------------
                                                                                           897,884
                                                                                  ----------------

                   MEDICAL PRODUCTS & SUPPLIES -- 6.8%
          33,700   Align Technology, Inc.(1),(2)                                           349,637
          40,813   American Medical System Holdings, Inc.(1)                             1,514,162
          23,150   Cell Therapeutics, Inc.(1),(2)                                          143,530
          37,150   Illumina, Inc.(1)                                                       239,617
          17,750   Impax Laboratories, Inc.(1)                                             261,990
           4,700   Intuitive Surgical, Inc.(1)                                             137,146
          28,350   Martek Biosciences Corp.(1),(2)                                       1,334,038

                       See Notes to Financial Statements.

     SHARES                                                                             VALUE
----------------                                                                  ----------------
COMMON STOCKS+ -- (CONTINUED)

                   MEDICAL PRODUCTS & SUPPLIES -- (CONTINUED)
          36,950   Orthovita, Inc.(1)                                             $        162,580
          45,643   Palomar Medical Technologies, Inc.(1),(2)                               935,225
          10,000   TriPath Imaging, Inc.(1)                                                 68,700
                                                                                  ----------------
                                                                                         5,146,625
                                                                                  ----------------

                   MEDICAL SUPPLIES -- 0.7%
           3,950   IntraLase Corp.(1),(2)                                                   75,959
           8,900   Laserscope(1),(2)                                                       240,834
          15,500   VNUS Medical Technologies, Inc.(1),(2)                                  232,965
                                                                                  ----------------
                                                                                           549,758
                                                                                  ----------------

                   METALS -- 3.9%
          29,050   AK Steel Holding Corp.(1)                                               276,847
           4,300   Carpenter Technology Corp.                                              204,078
           8,450   Commercial Metals Co.                                                   305,468
          84,750   Eldorado Gold Corp.(1)                                                  272,048
          33,050   General Cable Corp.(1),(2)                                              406,515
          47,100   Hecla Mining Co.(1)                                                     317,454
          55,800   Jacuzzi Brands, Inc.(1)                                                 482,670
          14,100   Metals USA, Inc.(1)                                                     240,546
           3,950   NCI Building Systems, Inc.(1)                                           126,993
          11,050   NS Group, Inc.(1)                                                       210,061
           4,300   Steel Dynamics, Inc.(2)                                                 142,760
                                                                                  ----------------
                                                                                         2,985,440
                                                                                  ----------------

                   OIL & GAS -- 3.8%
          12,750   Callon Petroleum Co.(1)                                                 172,253
          20,600   Grey Wolf, Inc.(1)                                                      106,708
          32,100   Input/Output, Inc.(1)                                                   224,379
          39,400   Meridian Resource Corp. (The)(1)                                        317,170
          27,200   Newpark Resources, Inc.(1)                                              147,696
          13,600   Oceaneering International, Inc.(1)                                      483,480
           7,350   Oil States International, Inc.(1)                                       134,946
          31,050   Superior Energy Services, Inc.(1)                                       400,235
          11,550   TODCO - Class A(1)                                                      196,004
          15,600   Whiting Petroleum Corp.(1)                                              463,008
          17,400   Willbros Group, Inc.(1)                                                 256,998
                                                                                  ----------------
                                                                                         2,902,877
                                                                                  ----------------

                   PHARMACEUTICALS -- 3.4%
          45,800   Abaxis, Inc.(1)                                                         591,965
          13,500   AEterna Zentaris, Inc.(1)                                                72,900

                       See Notes to Financial Statements.

     SHARES                                                                             VALUE
----------------                                                                  ----------------
COMMON STOCKS+ -- (CONTINUED)

                   PHARMACEUTICALS -- (CONTINUED)
           4,100   Alexion Pharmaceuticals, Inc.(1)                               $         73,165
          16,450   Array BioPharma, Inc.(1)                                                114,986
           6,050   Bone Care International, Inc.(1)                                        138,938
          26,250   Encysive Pharmaceuticals, Inc.(1)                                       229,163
          41,700   Genaera Corp.(1)                                                        165,758
           8,900   Isolagen, Inc.(1),(2)                                                    60,609
          40,100   Pharmos Corp.(1),(2)                                                    110,275
          32,200   Salix Pharmaceuticals, Ltd.(1),(2)                                      516,166
          19,200   Santarus, Inc.(1)                                                       188,544
           6,100   United Therapeutics Corp.(1),(2)                                        190,686
          25,200   Vasogen, Inc.(1)                                                        101,556
                                                                                  ----------------
                                                                                         2,554,711
                                                                                  ----------------

                   REIT -- 0.5%
          10,550   American Home Mortgage Investment Corp.                                 291,497
           8,850   Equity Inns, Inc.                                                        84,075
                                                                                  ----------------
                                                                                           375,572
                                                                                  ----------------

                   RESTAURANTS -- 1.6%
          34,950   Panera Bread Co. - Class A(1),(2)                                     1,220,804
                                                                                  ----------------

                   RETAILERS -- 5.2%
          23,200   A.C. Moore Arts & Crafts, Inc.(1)                                       597,748
          22,450   Chico's FAS, Inc.(1),(2)                                                898,674
           9,900   Hot Topic, Inc.(1)                                                      203,544
          15,150   MarineMax, Inc.(1)                                                      381,780
          42,600   O'Reilly Automotive, Inc.(1),(2)                                      1,834,356
                                                                                  ----------------
                                                                                         3,916,102
                                                                                  ----------------

                   TECHNOLOGY -- 3.4%
           5,400   Benchmark Electronics, Inc.(1)                                          183,438
          28,800   Digital River, Inc.(1)                                                  959,040
          14,650   FindWhat.com(1),(2)                                                     293,733
          31,200   Integrated Circuit Systems, Inc.(1),(2)                                 703,560
          10,950   Microsemi Corp.(1)                                                      170,163
          19,600   Silicon Image, Inc.(1)                                                  268,520
                                                                                  ----------------
                                                                                         2,578,454
                                                                                  ----------------

                   TECHNOLOGY SOFTWARE/SERVICES -- 1.8%
          39,800   ANSYS, Inc.(1)                                                        1,098,480
          34,050   OPNET Technologies, Inc.(1)                                             260,312
                                                                                  ----------------
                                                                                         1,358,792
                                                                                  ----------------

                       See Notes to Financial Statements.

     SHARES                                                                             VALUE
----------------                                                                  ----------------
COMMON STOCKS+ -- (CONTINUED)

                   TELECOMMUNICATIONS -- 1.0%
          14,550   Alvarion, Ltd.(1)                                              $        194,970
           5,400   Equinix, Inc.(1)                                                        203,526
          11,050   J2 Global Communications, Inc.(1),(2)                                   333,158
                                                                                  ----------------
                                                                                           731,654
                                                                                  ----------------

                   TELEPHONE SYSTEMS -- 0.3%
          21,450   Telesystem International Wireless, Inc.(1)                              234,878
                                                                                  ----------------

                   TEXTILES, CLOTHING & FABRICS -- 0.3%
          11,850   Warnaco Group, Inc. (The)(1)                                            241,740
                                                                                  ----------------

                   TRANSPORTATION -- 2.0%
           7,700   Golar LNG Ltd.(1),(2)                                                   124,201
           9,950   Old Dominion Freight Line, Inc.(1)                                      278,849
          16,800   OMI Corp.                                                               301,560
          11,600   Overnite Corp.                                                          375,376
           6,550   USF Corp.                                                               234,752
          11,350   Wabtec Corp.                                                            230,065
                                                                                  ----------------
                                                                                         1,544,803
                                                                                  ----------------

                   TRUCKING -- 1.4%
          46,100   Knight Transportation, Inc.(1)                                        1,082,889
                                                                                  ----------------

                   TOTAL COMMON STOCKS
                     (Cost $56,875,138)                                                 74,528,581
                                                                                  ----------------

      FACE
     AMOUNT
----------------
REPURCHASE AGREEMENT -- 2.2%

$      1,668,391   With Investors Bank & Trust Co., dated 10/29/04,
                     1.25%, principal and interest in the amount of
                     $1,668,565, due 11/01/04, (collateralized by
                     FHLMC 1380 FB with a par value of $1,739,152,
                     coupon rate of 3.39%, due 10/15/07, market
                     value of $1,751,810)                                                1,668,391
                                                                                  ----------------
                   TOTAL REPURCHASE AGREEMENT
                     (Cost $1,668,391)                                                   1,668,391
                                                                                  ----------------
TOTAL INVESTMENTS
  (Cost $58,543,529)(3)                                                  100.2%   $     76,196,972

LIABILITIES IN EXCESS OF OTHER ASSETS                                     (0.2)           (132,078)
                                                                         -----    ----------------
NET ASSETS                                                               100.0%   $     76,064,894
                                                                         =====    ================

                       See Notes to Financial Statements.

----------
+    Percentages indicated are based on net assets.
(1)  Non-income producing security.
(2)  Securities or partial securities on loan. See Note 5.
(3)  Aggregate cost for federal tax purposes was $58,993,900.
Abbreviations:
ADR -- American Depositary Receipt
FHLMC -- Federal Home Loan Mortgage Corporation
REIT -- Real Estate Investment Trust

                       See Notes to Financial Statements.

                             THE GLENMEDE FUND, INC.

                      SMALL CAPITALIZATION GROWTH PORTFOLIO
                            INDUSTRY DIVERSIFICATION

ON OCTOBER 31, 2004, INDUSTRY DIVERSIFICATION OF THE PORTFOLIO WAS AS FOLLOWS:
(UNAUDITED)

                                                        % OF
                                                     NET ASSETS          VALUE
                                                     ----------    ----------------
INDUSTRIES:

      Commercial Services                                  10.1%   $      7,688,424
      Computer Software & Processing                        9.4           7,136,720
      Medical Products & Supplies                           6.8           5,146,625
      Retailers                                             5.2           3,916,102
      Consulting Services                                   4.0           3,009,642
      Metals                                                3.9           2,985,440
      Oil & Gas                                             3.8           2,902,877
      Health Care Providers                                 3.5           2,652,259
      Technology                                            3.4           2,578,454
      Pharmaceuticals                                       3.4           2,554,711
      Banking                                               3.1           2,346,704
      Consumer Services                                     3.0           2,277,972
      Apparel Retailers                                     2.6           1,990,346
      Biotechnology                                         2.3           1,724,220
      Electronics                                           2.2           1,689,835
      Basic Industry                                        2.2           1,673,004
      Health Care Services                                  2.1           1,592,719
      Transportation                                        2.0           1,544,803
      Technology Software/Services                          1.8           1,358,792
      Financial Services                                    1.7           1,309,961
      Housing & Home Furnishings                            1.6           1,229,216
      Restaurants                                           1.6           1,220,804
      Building Materials                                    1.5           1,133,479
      Trucking                                              1.4           1,082,889
      Health Care                                           1.4           1,077,755
      Heavy Machinery                                       1.4           1,041,896
      Entertainment & Leisure                               1.3             976,898
      Media                                                 1.2             897,884
      Chemicals                                             1.1             870,012
      Business Services                                     1.1             827,509
      Telecommunications                                    1.0             731,654
      Electronic Technology                                 0.9             702,848
      Insurance                                             0.8             582,039
      Medical Supplies                                      0.7             549,758
      Advertising                                           0.7             549,278
      Energy                                                0.6             471,520
      Computers & Information                               0.5             394,025
      REIT                                                  0.5             375,572
      Communications                                        0.5             349,816
      Textiles, Clothing & Fabrics                          0.3             241,740
      Telephone Systems                                     0.3             234,878
      Electrical Equipment                                  0.3             234,255
      Heavy Construction                                    0.2             188,810
      Cosmetics & Personal Care                             0.2             187,474
      Aerospace & Defense                                   0.2             161,733
      Industrial Diversified                                0.2             135,229
                                                          -----    ----------------
      TOTAL COMMON STOCKS                                  98.0%   $     74,528,581

      REPURCHASE AGREEMENT                                  2.2           1,668,391
                                                          -----    ----------------

      TOTAL INVESTMENTS                                   100.2%   $     76,196,972
                                                          =====    ================

The above table does not constitute part of the audited financial statements.

                       See Notes to Financial Statements.

                             THE GLENMEDE FUND, INC.

                             LARGE CAP 100 PORTFOLIO
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                OCTOBER 31, 2004

     SHARES                                                                             VALUE
----------------                                                                  ----------------
COMMON STOCKS+ -- 98.7%

                   AEROSPACE & DEFENSE -- 2.5%
           3,475   Boeing Co.                                                     $        173,402
           1,355   General Dynamics Corp.                                                  138,373
           2,080   L-3 Communications Holdings, Inc.                                       137,134
                                                                                  ----------------
                                                                                           448,909
                                                                                  ----------------

                   APPAREL RETAILERS -- 1.0%
           4,230   Nordstrom, Inc.                                                         182,651
                                                                                  ----------------

                   AUTOMOTIVE -- 2.2%
           8,595   Ford Motor Co.                                                          111,993
           2,455   Paccar, Inc.                                                            170,156
           1,530   Toyota Motor Corp., Sponsored ADR                                       118,713
                                                                                  ----------------
                                                                                           400,862
                                                                                  ----------------

                   BANKING -- 6.6%
           3,530   Barclays PLC                                                            139,294
           5,300   Countrywide Financial Corp.                                             169,229
           7,110   Huntington Bancshares, Inc.                                             170,284
           6,330   KeyCorp                                                                 212,625
           4,600   National City Corp.                                                     179,262
           1,495   North Fork Bancorporation, Inc.                                          65,929
           1,555   PNC Financial Services Group, Inc.                                       81,326
           3,680   Wachovia Corp.                                                          181,093
                                                                                  ----------------
                                                                                         1,199,042
                                                                                  ----------------

                   BEVERAGES, FOOD & TOBACCO -- 1.6%
           4,975   Archer-Daniels-Midland Co.                                               96,366
           2,720   Reynolds American, Inc.                                                 187,299
                                                                                  ----------------
                                                                                           283,665
                                                                                  ----------------

                   CAPITAL GOODS -- 1.1%
           2,205   United Technologies Corp.                                               204,668
                                                                                  ----------------

                   CHEMICALS -- 1.8%
           2,435   BASF AG                                                                 152,991
           3,240   Sigma-Aldrich Corp.                                                     180,274
                                                                                  ----------------
                                                                                           333,265
                                                                                  ----------------

                   COMMERCIAL SERVICES -- 1.0%
           7,415   Accenture, Ltd. - Class A(1)                                            179,517
                                                                                  ----------------

                   COMMUNICATIONS -- 1.2%
           7,690   Scientific-Atlanta, Inc.                                                210,629
                                                                                  ----------------

                       See Notes to Financial Statements.

     SHARES                                                                             VALUE
----------------                                                                  ----------------
COMMON STOCKS+ -- (CONTINUED)

                   COMPUTER SOFTWARE & PROCESSING -- 4.2%
           3,915   Adobe Systems, Inc.                                            $        219,357
           3,075   Autodesk, Inc.                                                          162,206
           7,875   IMS Health, Inc.                                                        166,792
          16,555   Oracle Corp.(1)                                                         209,586
                                                                                  ----------------
                                                                                           757,941
                                                                                  ----------------

                   COMPUTERS & INFORMATION -- 1.7%
           4,965   Dell, Inc.(1)                                                           174,073
           7,275   Hewlett-Packard Co.                                                     135,751
                                                                                  ----------------
                                                                                           309,824
                                                                                  ----------------

                   CONSUMER DURABLES -- 1.0%
           2,295   Black & Decker Corp. (The)                                              184,243
                                                                                  ----------------

                   CONSUMER NON-DURABLES -- 1.0%
           6,210   Pepsi Bottling Group, Inc.                                              174,128
                                                                                  ----------------

                   CONSUMER PRODUCTS -- 3.3%
           3,670   Clorox Co.                                                              200,382
           2,410   Lexmark International, Inc.(1)                                          200,295
           3,425   Whirlpool Corp.                                                         201,219
                                                                                  ----------------
                                                                                           601,896
                                                                                  ----------------

                   COSMETICS & PERSONAL CARE -- 2.5%
           2,700   Avon Products, Inc.                                                     106,785
           4,250   Gillette Co.                                                            176,290
           3,525   Procter & Gamble Co. (The)                                              180,409
                                                                                  ----------------
                                                                                           463,484
                                                                                  ----------------

                   ELECTRIC UTILITIES -- 2.7%
           1,645   E.ON AG                                                                 134,150
           5,705   PG&E Corp.(1)                                                           182,788
           5,145   Sempra Energy                                                           172,563
                                                                                  ----------------
                                                                                           489,501
                                                                                  ----------------

                   ELECTRONICS -- 2.4%
           6,140   Altera Corp.(1)                                                         139,562
          24,060   Taiwan Semiconductor Manufacturing Co., Ltd. ADR                        182,134
           3,735   Xilinx, Inc.                                                            114,291
                                                                                  ----------------
                                                                                           435,987
                                                                                  ----------------

                   FINANCIAL SERVICES -- 8.7%
           4,190   Bank of America Corp.                                                   187,670
           2,460   Capital One Financial Corp.                                             181,450

                       See Notes to Financial Statements.

     SHARES                                                                             VALUE
----------------                                                                  ----------------
COMMON STOCKS+ -- (CONTINUED)

                   FINANCIAL SERVICES -- (CONTINUED)
           4,735   CIT Group, Inc.                                                $        191,294
           4,230   Citigroup, Inc.                                                         187,685
           4,930   Doral Financial Corp.                                                   206,961
           2,605   Fannie Mae                                                              182,741
           5,065   IndyMac Bancorp, Inc.                                                   163,397
           3,380   MBNA Corp.                                                               86,629
           5,210   Metlife, Inc.                                                           199,804
                                                                                  ----------------
                                                                                         1,587,631
                                                                                  ----------------

                   FOREST PRODUCTS & PAPER -- 0.9%
           2,875   Kimberly-Clark Corp.                                                    171,551
                                                                                  ----------------

                   HEALTH CARE -- 1.0%
           3,265   Johnson & Johnson                                                       190,611
                                                                                  ----------------

                   HEALTH CARE FACILITY & SUPPLIES -- 1.0%
           3,410   Medtronic, Inc.                                                         174,285
                                                                                  ----------------

                   HEALTH CARE PROVIDERS -- 1.0%
           5,540   Manor Care, Inc.                                                        181,380
                                                                                  ----------------

                   HEAVY MACHINERY -- 2.6%
           2,225   Caterpillar, Inc.                                                       179,202
           1,985   Deere & Co.                                                             118,663
           2,800   Eaton Corp.                                                             179,060
                                                                                  ----------------
                                                                                           476,925
                                                                                  ----------------

                   HOME CONSTRUCTION, FURNISHINGS & APPLIANCES -- 2.6%
           2,590   KB Home                                                                 213,028
             220   NVR, Inc.(1)                                                            137,940
           2,160   Pulte Homes, Inc.                                                       118,541
                                                                                  ----------------
                                                                                           469,509
                                                                                  ----------------

                   INDUSTRIAL -- 3.3%
           1,695   3M Co.                                                                  131,481
           3,930   Ball Corp.                                                              156,611
           3,610   Danaher Corp.                                                           199,019
           2,315   Lennar Corp. - Class A                                                  104,129
                                                                                  ----------------
                                                                                           591,240
                                                                                  ----------------

                   INSURANCE -- 6.7%
           3,835   Allstate Corp.                                                          184,425
           2,645   Chubb Corp.                                                             190,784
           2,750   CIGNA Corp.                                                             174,515
           6,860   Genworth Financial, Inc. - Class A                                      163,680

                       See Notes to Financial Statements.

     SHARES                                                                             VALUE
----------------                                                                  ----------------
COMMON STOCKS+ -- (CONTINUED)

                   INSURANCE -- (CONTINUED)
           3,715   Jefferson-Pilot Corp.                                          $        179,397
           3,955   Lincoln National Corp.                                                  173,229
           2,095   UnitedHealth Group, Inc.                                                151,678
                                                                                  ----------------
                                                                                         1,217,708
                                                                                  ----------------

                   MEDICAL SUPPLIES -- 2.0%
           3,550   Becton Dickinson & Co.                                                  186,375
           3,935   Biomet, Inc.                                                            183,686
                                                                                  ----------------
                                                                                           370,061
                                                                                  ----------------

                   METALS -- 2.7%
           6,040   Masco Corp.                                                             206,930
           4,280   Nucor Corp.                                                             180,744
             930   Rio Tinto PLC, Sponsored ADR                                             98,859
                                                                                  ----------------
                                                                                           486,533
                                                                                  ----------------

                   OIL & GAS -- 6.8%
           2,125   Amerada Hess Corp.                                                      171,509
           4,220   Burlington Resources, Inc.                                              175,130
           3,700   ChevronTexaco Corp.                                                     196,322
           2,350   Devon Energy Corp.                                                      173,830
           4,105   Exxon Mobil Corp.                                                       202,048
           2,615   Royal Dutch Petroleum Co.                                               141,838
           4,405   Unocal Corp.                                                            183,909
                                                                                  ----------------
                                                                                         1,244,586
                                                                                  ----------------

                   PHARMACEUTICALS -- 5.9%
           4,150   Abbott Laboratories                                                     176,915
           7,350   Bristol-Myers Squibb Co.                                                172,211
           4,510   GlaxoSmithKline PLC                                                     191,224
           5,465   Merck & Co., Inc.                                                       171,109
           3,790   Novartis AG ADR                                                         181,958
           6,210   Pfizer, Inc.                                                            179,780
                                                                                  ----------------
                                                                                         1,073,197
                                                                                  ----------------

                   RETAILERS -- 4.8%
           2,570   Best Buy Co., Inc.                                                      152,195
           3,530   Home Depot, Inc.                                                        145,012
           2,130   Kmart Holding Corp.(1)                                                  196,045
           6,905   RadioShack Corp.                                                        206,667
           5,935   Staples, Inc.                                                           176,507
                                                                                  ----------------
                                                                                           876,426
                                                                                  ----------------

                       See Notes to Financial Statements.

     SHARES                                                                             VALUE
----------------                                                                  ----------------
COMMON STOCKS+ -- (CONTINUED)

                   TECHNOLOGY -- 4.4%
           8,565   Intel Corp.                                                    $        190,657
           2,195   International Business Machines Corp.                                   197,001
           3,015   Kla-Tencor Corp.(1)                                                     137,273
           3,215   Maxim Intergrated Products, Inc.                                        141,428
           6,505   Semtech Corp.(1)                                                        135,824
                                                                                  ----------------
                                                                                           802,183
                                                                                  ----------------

                   TELECOMMUNICATIONS -- 3.7%
           3,975   ALLTEL Corp.                                                            218,347
           6,890   CenturyTel, Inc.                                                        221,100
           2,780   China Telecom Corp., Ltd. ADR                                            89,071
           8,555   Motorola, Inc.                                                          147,659
                                                                                  ----------------
                                                                                           676,177
                                                                                  ----------------

                   TELEPHONE -- 0.9%
           6,150   BellSouth Corp.                                                         164,021
                                                                                  ----------------

                   TEXTILES, CLOTHING & FABRICS -- 0.9%
           2,100   Nike, Inc. - Class B                                                    170,751
                                                                                  ----------------

                   UTILITIES -- 1.0%
           4,275   Constellation Energy Group, Inc.                                        173,651
                                                                                  ----------------

                   TOTAL COMMON STOCKS
                     (Cost $17,266,399)                                                 17,958,638
                                                                                  ----------------

      FACE
     AMOUNT
----------------
REPURCHASE AGREEMENT -- 3.3%

$        600,420   With Investors Bank & Trust Co., dated 10/29/04,
                     1.25%, principal and interest in the amount of
                     $600,482, due 11/01/04, (collateralized by
                     FNMA ARM 116592 with a par value of $621,721,
                     coupon rate of 2.568%, due 01/01/21, market
                     value of $630,443)                                                    600,420
                                                                                  ----------------
                   TOTAL REPURCHASE AGREEMENT
                     (Cost $600,420)                                                       600,420
                                                                                  ----------------
TOTAL INVESTMENTS
  (Cost $17,866,819)(2)                                                  102.0%   $     18,559,058

LIABILITIES IN EXCESS OF OTHER ASSETS                                     (2.0)           (364,991)
                                                                         -----    ----------------
NET ASSETS                                                               100.0%   $     18,194,067
                                                                         =====    ================

                       See Notes to Financial Statements.

----------
+    Percentages indicated are based on net assets.
(1)  Non-income producing security.
(2)  Aggregate cost for federal tax purposes was $17,890,668.
Abbreviations:
ADR -- American Depositary Receipt
ARM -- Adjustable Rate Mortgage
FNMA -- Federal National Mortgage Association

                       See Notes to Financial Statements.

                             THE GLENMEDE FUND, INC.

                             LARGE CAP 100 PORTFOLIO
                            INDUSTRY DIVERSIFICATION

ON OCTOBER 31, 2004, INDUSTRY DIVERSIFICATION OF THE PORTFOLIO WAS AS FOLLOWS:
(UNAUDITED)

                                                        % OF
                                                     NET ASSETS          VALUE
                                                     ----------    ----------------
INDUSTRIES:

      Financial Services                                    8.7%   $      1,587,631
      Oil & Gas                                             6.8           1,244,586
      Insurance                                             6.7           1,217,708
      Banking                                               6.6           1,199,042
      Pharmaceuticals                                       5.9           1,073,197
      Retailers                                             4.8             876,426
      Technology                                            4.4             802,183
      Computer Software & Processing                        4.2             757,941
      Telecommunications                                    3.7             676,177
      Consumer Products                                     3.3             601,896
      Industrial                                            3.3             591,240
      Electric Utilities                                    2.7             489,501
      Metals                                                2.7             486,533
      Heavy Machinery                                       2.6             476,925
      Home Construction, Furnishings & Appliances           2.6             469,509
      Cosmetics & Personal Care                             2.5             463,484
      Aerospace & Defense                                   2.5             448,909
      Electronics                                           2.4             435,987
      Automotive                                            2.2             400,862
      Medical Supplies                                      2.0             370,061
      Chemicals                                             1.8             333,265
      Computers & Information                               1.7             309,824
      Beverages, Food & Tobacco                             1.6             283,665
      Communications                                        1.2             210,629
      Capital Goods                                         1.1             204,668
      Health Care                                           1.0             190,611
      Consumer Durables                                     1.0             184,243
      Apparel Retailers                                     1.0             182,651
      Health Care Providers                                 1.0             181,380
      Commercial Services                                   1.0             179,517
      Health Care Facility & Supplies                       1.0             174,285
      Consumer Non-Durables                                 1.0             174,128
      Utilities                                             1.0             173,651
      Forest Products & Paper                               0.9             171,551
      Textiles, Clothing & Fabrics                          0.9             170,751
      Telephone                                             0.9             164,021
                                                          -----    ----------------
      TOTAL COMMON STOCKS                                  98.7%   $     17,958,638

      REPURCHASE AGREEMENT                                  3.3             600,420
                                                          -----    ----------------
      TOTAL INVESTMENTS                                   102.0%   $     18,559,058
                                                          =====    ================

The above table does not constitute part of the audited financial statements.

                       See Notes to Financial Statements.

                             THE GLENMEDE FUND, INC.

                           LARGE CAP GROWTH PORTFOLIO
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                OCTOBER 31, 2004

     SHARES                                                                             VALUE
----------------                                                                  ----------------
COMMON STOCKS+ -- 98.4%

                   AEROSPACE & DEFENSE -- 2.2%
           1,825   Boeing Co.                                                     $         91,067
             630   L-3 Communications Holdings, Inc.                                        41,536
                                                                                  ----------------
                                                                                           132,603
                                                                                  ----------------

                   APPAREL RETAILERS -- 1.0%
           1,320   Coach, Inc.(1)                                                           61,552
                                                                                  ----------------

                   BANKING -- 2.7%
           2,345   North Fork Bancorporation, Inc.                                         103,414
           1,765   TCF Financial Corp.                                                      55,633
                                                                                  ----------------
                                                                                           159,047
                                                                                  ----------------

                   BEVERAGES, FOOD & TOBACCO -- 3.0%
           2,460   H.J. Heinz Co.                                                           89,421
           3,850   Sara Lee Corp.                                                           89,628
                                                                                  ----------------
                                                                                           179,049
                                                                                  ----------------

                   CHEMICALS -- 1.9%
           4,097   Church & Dwight, Inc.                                                   111,520
                                                                                  ----------------

                   COMPUTER SOFTWARE & PROCESSING -- 13.6%
           2,415   Adobe Systems, Inc.                                                     135,312
           2,060   Autodesk, Inc.                                                          108,665
           4,685   IMS Health, Inc.                                                         99,228
           2,035   Intuit, Inc.(1)                                                          92,308
           9,435   Oracle Corp.(1)                                                         119,447
           5,475   Verisign, Inc.(1)                                                       146,894
           4,765   VERITAS Software Corp.(1)                                               104,258
                                                                                  ----------------
                                                                                           806,112
                                                                                  ----------------

                   COMPUTERS & INFORMATION -- 0.9%
           1,600   Dell, Inc.(1)                                                            56,096
                                                                                  ----------------

                   CONSUMER DURABLES -- 3.7%
           1,335   Black & Decker Corp. (The)                                              107,174
           1,905   Harley-Davidson, Inc.                                                   109,671
                                                                                  ----------------
                                                                                           216,845
                                                                                  ----------------

                   CONSUMER NON-DURABLES -- 1.1%
           2,250   Pepsi Bottling Group, Inc.                                               63,090
                                                                                  ----------------

                   CONSUMER PRODUCTS -- 3.0%
           1,695   Clorox Co.                                                               92,547
           1,010   Lexmark International, Inc.(1)                                           83,941
                                                                                  ----------------
                                                                                           176,488
                                                                                  ----------------

                       See Notes to Financial Statements.

     SHARES                                                                             VALUE
----------------                                                                  ----------------
COMMON STOCKS+ -- (CONTINUED)

                   ELECTRONICS -- 3.8%
           5,810   Altera Corp.(1)                                                $        132,061
           5,700   National Semiconductor Corp.(1)                                          95,190
                                                                                  ----------------
                                                                                           227,251
                                                                                  ----------------

                   FINANCIAL SERVICES -- 5.9%
             815   Capital One Financial Corp.                                              60,114
           2,510   Doral Financial Corp.                                                   105,370
           1,675   Fannie Mae                                                              117,501
           2,525   MBNA Corp.                                                               64,716
                                                                                  ----------------
                                                                                           347,701
                                                                                  ----------------

                   FOREST PRODUCTS & PAPER -- 1.1%
           1,070   Kimberly-Clark Corp.                                                     63,847
                                                                                  ----------------

                   HEALTH CARE -- 2.1%
             335   Anthem, Inc.(1)                                                          26,934
           1,675   Johnson & Johnson                                                        97,786
                                                                                  ----------------
                                                                                           124,720
                                                                                  ----------------

                   HEALTH CARE FACILITY & SUPPLIES -- 1.5%
           1,715   Medtronic, Inc.                                                          87,654
                                                                                  ----------------

                   HEAVY MACHINERY -- 0.7%
             715   Deere & Co.                                                              42,743
                                                                                  ----------------

                   HOME CONSTRUCTION, FURNISHINGS & APPLIANCES -- 3.2%
           1,440   Centex Corp.                                                             74,794
             185   NVR, Inc.(1)                                                            115,995
                                                                                  ----------------
                                                                                           190,789
                                                                                  ----------------

                   INDUSTRIAL -- 1.7%
             845   3M Co.                                                                   65,547
           1,340   Waste Management, Inc.                                                   38,163
                                                                                  ----------------
                                                                                           103,710
                                                                                  ----------------

                   INSURANCE -- 2.2%
             515   Aetna, Inc.                                                              48,925
           1,150   UnitedHealth Group, Inc.                                                 83,260
                                                                                  ----------------
                                                                                           132,185
                                                                                  ----------------

                   MEDIA - BROADCASTING & PUBLISHING -- 1.6%
           2,995   Univision Communications, Inc. - Class A(1)                              92,725
                                                                                  ----------------

                       See Notes to Financial Statements.

     SHARES                                                                             VALUE
----------------                                                                  ----------------
COMMON STOCKS+ -- (CONTINUED)

                   MEDICAL SUPPLIES -- 3.4%
           1,810   Becton Dickinson & Co.                                         $         95,025
           2,340   Biomet, Inc.                                                            109,231
                                                                                  ----------------
                                                                                           204,256
                                                                                  ----------------

                   METALS -- 1.7%
           2,370   Nucor Corp.                                                             100,085
                                                                                  ----------------

                   OIL & GAS -- 1.3%
           1,295   Newfield Exploration Co.(1)                                              75,369
                                                                                  ----------------

                   PHARMACEUTICALS -- 12.7%
           2,745   Abbott Laboratories                                                     117,019
           1,710   Bausch & Lomb, Inc.                                                     104,242
           3,960   Bristol-Myers Squibb Co.                                                 92,783
             825   Eli Lilly & Co.                                                          45,301
           2,100   Forest Laboratories, Inc.(1)                                             93,660
           2,151   Merck & Co., Inc.                                                        67,348
           3,635   Pfizer, Inc.                                                            105,233
           3,875   Schering-Plough Corp.                                                    70,176
           1,470   Wyeth                                                                    58,285
                                                                                  ----------------
                                                                                           754,047
                                                                                  ----------------

                   RESTAURANTS -- 2.4%
           2,035   Darden Restaurants, Inc.                                                 49,858
           2,170   Yum! Brands, Inc.                                                        94,395
                                                                                  ----------------
                                                                                           144,253
                                                                                  ----------------

                   RETAILERS -- 6.7%
           1,945   Best Buy Co., Inc.                                                      115,183
           2,395   Home Depot, Inc.                                                         98,387
           3,150   RadioShack Corp.                                                         94,280
           3,135   Staples, Inc.                                                            93,235
                                                                                  ----------------
                                                                                           401,085
                                                                                  ----------------

                   TECHNOLOGY -- 9.1%
           2,180   Applied Materials, Inc.(1)                                               35,097
           4,750   Cisco Systems, Inc.(1)                                                   91,248
           3,635   Intel Corp.                                                              80,915
             400   International Business Machines Corp.                                    35,900
           2,185   Kla-Tencor Corp.(1)                                                      99,483
           2,205   Maxim Intergrated Products, Inc.                                         96,998
           2,420   QUALCOMM, Inc.                                                          101,180
                                                                                  ----------------
                                                                                           540,821
                                                                                  ----------------

                       See Notes to Financial Statements.

     SHARES                                                                             VALUE
----------------                                                                  ----------------
COMMON STOCKS+ -- (CONTINUED)

                   TELECOMMUNICATIONS -- 1.7%
           1,350   Telephone & Data Systems, Inc.                                 $        101,115
                                                                                  ----------------

                   TEXTILES, CLOTHING & FABRICS -- 0.9%
             650   Nike, Inc.-Class B                                                       52,852
                                                                                  ----------------

                   TRANSPORTATION -- 0.8%
             540   FedEx Corp.                                                              49,205
                                                                                  ----------------

                   TRANSPORTATION - SHIPPING -- 0.8%
           1,220   JB Hunt Transport Services, Inc.                                         49,849
                                                                                  ----------------

                   TOTAL COMMON STOCKS
                     (Cost $5,522,893)                                                   5,848,664
                                                                                  ----------------

      FACE
     AMOUNT
----------------
REPURCHASE AGREEMENT -- 1.5%

$         91,877   With Investors Bank & Trust Co., dated 10/29/04,
                     1.25%, principal and interest in the amount of
                     $91,887, due 11/01/04, (collateralized by SBA
                     506286 with a par value of $90,196, coupon
                     rate of 5.125%, due 07/25/16, market value of
                     $96,471)                                                               91,877
                                                                                  ----------------
                   TOTAL REPURCHASE AGREEMENT
                     (Cost $91,877)                                                         91,877
                                                                                  ----------------
TOTAL INVESTMENTS
  (Cost $5,614,770)(2)                                                    99.9%   $      5,940,541

OTHER ASSETS IN EXCESS OF LIABILITIES                                      0.1               4,973
                                                                         -----    ----------------
NET ASSETS                                                               100.0%   $      5,945,514
                                                                         =====    ================

----------
+    Percentages indicated are based on net assets.
(1)  Non-income producing security.
(2)  Aggregate cost for federal tax purposes was $5,614,850.
Abbreviation:
SBA -- Small Business Administration

                       See Notes to Financial Statements.

                             THE GLENMEDE FUND, INC.

                           LARGE CAP GROWTH PORTFOLIO
                            INDUSTRY DIVERSIFICATION

ON OCTOBER 31, 2004, INDUSTRY DIVERSIFICATION OF THE PORTFOLIO WAS AS FOLLOWS:
(UNAUDITED)

                                                        % OF
                                                     NET ASSETS          VALUE
                                                     ----------    ----------------
INDUSTRIES:

      Computer Software & Processing                       13.6%   $        806,112
      Pharmaceuticals                                      12.7             754,047
      Technology                                            9.1             540,821
      Retailers                                             6.7             401,085
      Financial Services                                    5.9             347,701
      Electronics                                           3.8             227,251
      Consumer Durables                                     3.7             216,845
      Medical Supplies                                      3.4             204,256
      Home Construction, Furnishings & Appliances           3.2             190,789
      Beverages, Food & Tobacco                             3.0             179,049
      Consumer Products                                     3.0             176,488
      Banking                                               2.7             159,047
      Restaurants                                           2.4             144,253
      Aerospace & Defense                                   2.2             132,603
      Insurance                                             2.2             132,185
      Health Care                                           2.1             124,720
      Chemicals                                             1.9             111,520
      Industrial                                            1.7             103,710
      Telecommunications                                    1.7             101,115
      Metals                                                1.7             100,085
      Media - Broadcasting & Publishing                     1.6              92,725
      Health Care Facility & Supplies                       1.5              87,654
      Oil & Gas                                             1.3              75,369
      Forest Products & Paper                               1.1              63,847
      Consumer Non-Durables                                 1.1              63,090
      Apparel Retailers                                     1.0              61,552
      Computers & Information                               0.9              56,096
      Textiles, Clothing & Fabrics                          0.9              52,852
      Transportation - Shipping                             0.8              49,849
      Transportation                                        0.8              49,205
      Heavy Machinery                                       0.7              42,743
                                                           ----    ----------------
      TOTAL COMMON STOCKS                                  98.4%   $      5,848,664

      REPURCHASE AGREEMENT                                  1.5              91,877
                                                           ----    ----------------
      TOTAL INVESTMENTS                                    99.9%   $      5,940,541
                                                           ====    ================

The above table does not constitute part of the audited financial statements.

                       See Notes to Financial Statements.

                             THE GLENMEDE FUND, INC.

                          NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   The Glenmede Fund, Inc. (the "Fund") consists of eleven portfolios: the Government Cash Portfolio, the Tax-Exempt Cash Portfolio, the Core Fixed Income Portfolio, the Strategic Equity Portfolio, the Small Cap Equity Portfolio, the Large Cap Value Portfolio, the International Portfolio, the Institutional International Portfolio, the Small Capitalization Growth Portfolio, the Large Cap 100 Portfolio and the Large Cap Growth Portfolio (collectively the "Portfolios"). The Fund was incorporated in the State of Maryland on June 30, 1988 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. Since January 2, 1998 the Small Cap Equity Portfolio has consisted of two classes of shares, the Advisor Shares and the Institutional Shares. The Large Cap 100 and Large Cap Growth Portfolios commenced operations on February 27, 2004.

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect that reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by each Portfolio in the preparation of its financial statements.

   VALUATION OF SECURITIES: As permitted under Rule 2a-7 of the Act, securities held by the Government Cash and Tax-Exempt Cash Portfolios are valued by the "amortized cost" method of valuation, which approximates current value. Amortized cost valuation involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the instrument.

   Equity securities listed on a US securities exchange for which market quotations are readily available are valued at the last quoted sale price as of the close of the exchange's regular trading hours on the day the valuation is made. Securities listed on a foreign exchange and unlisted foreign securities are valued at the last quoted sales price available before the time when assets are valued. Price information on listed securities is taken from the exchange where the securities are primarily traded. Securities traded on the NASDAQ System are valued at the NASDAQ Official Closing Price ("NOCP"). Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at an amount that does not exceed the asked price and is not less than the bid price.

   Bonds and other fixed-income securities are valued at the most recent quoted bid price or when exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted bid price is used. Bond and other fixed-income securities may be valued on the basis of prices provided by a pricing service or by using a matrix or formula, when the portfolio's investment advisor believes such prices reflect the fair market value of such securities. Debt securities purchased by non-money market portfolios with remaining maturities of 60 days or less are valued at amortized cost. Securities with remaining maturities exceeding 60 days are valued at their current or fair value until the 61st day prior to maturity and are valued at amortized cost, thereafter.

   Securities listed on a foreign exchange and unlisted foreign securities are valued at the latest quoted sales price available when assets are valued. If a subsequent occurrence, based on the movement of an index, is believed to have changed such value, however, the Fund may use a fair valuation model to value those securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

   Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

   REPURCHASE AGREEMENTS: Each Portfolio may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. The value of the collateral at the time of execution must be at least equal to 102% of the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Portfolio has the right to collect the collateral to offset losses incurred. There is potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert its rights. The Portfolio's investment advisor, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Portfolio enters into repurchase agreements to evaluate potential risks.

   FORWARD FOREIGN CURRENCY CONTRACTS: The International and Institutional International Portfolios may enter into forward foreign exchange contracts. Forward foreign exchange contracts are valued at the forward rate and marked-to-market daily. The change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Portfolios' securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolios could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. There were no contracts open at October 31, 2004.

   FOREIGN CURRENCY TRANSLATION: The books and records of each Portfolio are maintained in United States (US) dollars. Foreign currencies, investments and other assets and liabilities are translated into US dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the dates of such transactions. Unrealized gains and losses that result from changes in foreign currency exchange rates have been included in the unrealized gains (losses) on foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Portfolio and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the purchase settlement date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

   The Strategic Equity, Small Cap Equity, Large Cap Value, Small Capitalization Growth, Large Cap 100, Large Cap Growth, International and Institutional International Portfolios may invest in foreign securities. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of US companies and the US government. These risks include valuation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable US companies and the US government. This is particularly true with respect to emerging markets in developing countries.

   REVERSE REPURCHASE AGREEMENTS: The Government Cash Portfolio and the Core Fixed Income Portfolio may enter into reverse repurchase agreements. Under the terms of a reverse repurchase agreement, the Portfolio sells a security subject to an obligation to repurchase the security from the buyer at a later date and price thereby determining the yield during the buyer's holding period. The use of reverse repurchase agreements involves certain risks in that the securities acquired by a Portfolio with the proceeds of such an agreement may decline in value, although the Portfolio is obligated to repay the proceeds. In addition, the market value of the securities sold by a Portfolio may decline below the repurchase price, to which the Portfolio remains committed. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities. In entering into reverse repurchase agreements, the Portfolio will maintain cash, US Government securities or other liquid high grade debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements. Under normal circumstances the Government Cash Portfolio and the Core Fixed Income Portfolio will not enter into reverse repurchase agreements if entering into such agreements would cause more than one-third of the value of their respective total assets to be subject to such agreements at the time of entering into such agreements. There were no open reverse repurchase agreements at October 31, 2004.

   INTEREST-ONLY SECURITIES: The Core Fixed Income Portfolio may invest in interest-only securities, which are the interest portions of "stripped" securities. The holders of interest-only securities receive the interest on the underlying security, but no principal payments. While the timing of the interest receipts is known, the amount of interest to be received is not known.

   PRINCIPAL-ONLY SECURITIES: The Core Fixed Income Portfolio may invest in princiapal-only securities, which are the interest portions of "stripped" securities. The holders of principal-only securities receive the principal on the underlying security, but no interest payments.

   COLLATERALIZED MORTGAGE OBLIGATIONS: The Core Fixed Income Portfolio may invest in collateralized mortgage obligations, which are backed by a pool of mortgages or mortgage-backed securities. The bonds that form collateralized mortgage obligations are grouped into classes, which have different coupon rates or maturities. The principal cash flows of the underlying pool of mortgages are channeled sequentially into each class.

   TBA PURCHASE COMMITMENTS: The Core Fixed Income Portfolio may enter into TBA (to be announced) purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in the value of the Portfolio's other assets.

   OPTIONS TRANSACTIONS: The Strategic Equity Portfolio may purchase or write option contracts to hedge against changes in the value of securities the portfolio owns or expects to own. A call option gives the option holder the right to purchase the underlying security at a specified price until a specified date. A put option gives the option holder the right to sell the underlying security at a specified price until a specified date. The risk in writing a covered call option is that a fund may forgo the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is a risk the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty's inability to perform.

   SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded as of the trade date. Realized gains and losses on investments sold are computed on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividend income for foreign securities is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts when appropriate.

   Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Interest income is accrued based on the terms of the security. Each Portfolio segregates assets with a current value at least equal to the amount of its when-issued purchase commitments. When-issued purchase commitments involve a risk of loss if the value of the security to be purchased declines prior to settlement date, or if the counterparty does not perform under the contract.

   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends from net investment income, if any, of the Government Cash and Tax-Exempt Cash Portfolios are declared each day the Portfolios are open for business and are paid monthly. Dividends from net investment income, if any, of the Core Fixed Income Portfolio are declared and paid monthly. Dividends from net investment income, if any, of the Strategic Equity, Small Cap Equity, Large Cap Value, International, Institutional International, Small Capitalization Growth, Large Cap 100 and Large Cap Growth Portfolios are declared and paid quarterly. The Portfolios distribute any net realized capital gains on an annual basis. Additional distributions of net investment income and capital gains for each Portfolio may be made at the discretion of the Board of Directors in order to avoid a nondeductible excise tax under Section 4982 of the Internal Revenue Code, as amended.

   Income and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Portfolio, timing differences and differing characterization of distributions made by each Portfolio.

   EXPENSES: Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expenses and the relative size of the funds.

   FEDERAL INCOME TAXES: Each Portfolio intends to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies and by distributing substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for amortized premiums, expired net capital loss carryforwards, foreign currency transactions, market discounts, net operating losses and nontaxable dividends. Net investment income/(loss), net realized capital gains/losses and net assets are not affected. The calculation of net investment income/(loss) per share in the financial highlights tables excludes such adjustments.

   On October 31, 2004, the tax year end of the Fund, the following portfolios had available capital loss carryforwards to be utilized in the current period to offset future net capital gains through the indicated expiration dates as follows:

                                                     EXPIRING   EXPIRING   EXPIRING
PORTFOLIO                                             IN 2004    IN 2005    IN 2006
---------                                            --------   --------   --------
Tax-Exempt Cash Portfolio                            $ 27,815   $     13   $     --

                                                  EXPIRING      EXPIRING      EXPIRING      EXPIRING      EXPIRING      EXPIRING
PORTFOLIO                                         IN 2007       IN 2008       IN 2009       IN 2010       IN 2011       IN 2012
---------                                       -----------   -----------   -----------   -----------   -----------   -----------
Government Cash
  Portfolio                                     $        --   $        --   $        --   $     4,173   $        --   $        --
Tax-Exempt Cash
  Portfolio                                           7,168            --       128,382            --            --            --
Core Fixed Income
  Portfolio                                              --     2,757,279            --            --            --            --
Strategic Equity Portfolio                               --            --            --            --       157,136            --
International Portfolio                                  --            --            --    15,034,974   108,546,522            --
Institutional International
  Portfolio                                              --            --            --    11,083,575    21,668,302            --
Small Capitalization
  Growth Portfolio                                  740,255     3,250,830    44,694,610    30,466,316    12,409,980            --
Large Cap 100 Portfolio                                  --            --            --            --            --       376,191
Large Cap Growth
  Portfolio                                              --            --            --            --            --       154,862

   At October 31, 2004, the tax year end of the Fund, the components of distributable earnings on a tax basis were as follows:

                                           UNDISTRIBUTED    UNDISTRIBUTED        TOTAL
                                             ORDINARY         LONG-TERM     DISTRIBUTABLE
PORTFOLIO                                     INCOME            GAIN           EARNINGS
---------                                 --------------   --------------   --------------
Core Fixed Income Portfolio               $      616,886   $           --   $    3,768,527
Strategic Equity Portfolio                        75,476               --        6,481,345
Small Cap Equity Portfolio                            --               --       63,301,432
Large Cap Value Portfolio                         20,955            3,763        2,897,442
International Portfolio                       10,600,102               --      167,956,027
Institutional International Portfolio          4,796,057               --       46,810,354
Small Capitalization Growth Portfolio                 --               --      (74,359,263)
Large Cap 100 Portfolio                           15,235               --          307,434
Large Cap Growth Portfolio                            --               --          170,829

   Total Distributable Earnings are additionally comprised of Net Unrealized Appreciation/(Depreciation) and Capital Loss Carryforwards, which are shown elsewhere in the Notes to Financial Statements.

   For the year ended October 31, 2004, Government Cash and Tax-Exempt Cash Portfolios' components of distributable earnings on a tax basis were equal to the components of distributable earnings on a book basis.

2. INVESTMENT ADVISORY FEE, ADMINISTRATION FEE AND OTHER RELATED PARTY TRANSACTIONS

   Glenmede Advisers, Inc. (the "Advisor"), a wholly-owned subsidiary of The Glenmede Trust Company, N.A., serves as investment advisor to the Strategic Equity, Large Cap Value, International, Government Cash, Tax-Exempt Cash, Core Fixed Income, Small Cap Equity, Small Capitalization Growth, Large Cap 100 and Large Cap Growth Portfolios, pursuant to investment management agreements with the Fund. Under these agreements, the Advisor manages the Portfolios, subject to the general supervision of the Board of Directors. The Advisor became the investment adviser to such portfolios, with the exception of the Large Cap Growth and Large Cap 100 Portfolios, on September 1, 2000. Prior thereto, investment advisory services, to such portfolios were provided by The Glenmede Trust Company. The Advisor has served as the investment adviser to the Large Cap 100 and Large Cap Growth Portfolios since these portfolios commenced operations on February 27, 2004.

   The Government Cash, Tax-Exempt Cash, Core Fixed Income, Strategic Equity, International and Large Cap Value Portfolios do not pay a management fee for advisory services. The Advisor charges a fee directly to its clients for fiduciary, trust and/or advisory services. The actual annual fees charged vary dependent on a number of factors, including the particular services provided to the client and are generally lower than 1% of the clients' assets under management. The Small Cap Equity, Small Capitalization Growth, Large Cap 100 and Large Cap Growth Portfolios pay the Advisor management fees at the annual rate of 0.55%, 0.25%, 0.55% and 0.55%, respectively, of such Portfolio's average daily net assets.

   Philadelphia International Advisors LP ("PIA") serves as investment advisor to the Institutional International Portfolio. PIA became the investment advisor to the Institutional International Portfolio effective January 1, 2002. From September 1, 2000 through December 31, 2001, investment advisory services were provided by the Advisor. Prior thereto, investment advisory services were provided by The Glenmede Trust Company. The Institutional International Portfolio pays a management fee to PIA at the annual rate of 0.75% of the portfolio's average daily net assets. PIA has agreed to waive its fees to the extent necessary to ensure that the Portfolio's total operating expenses do not exceed 1.00% of the Portfolio's average net assets. No management fees were waived for the fiscal year ended October 31, 2004.

   Effective January 1, 2002, PIA also serves as investment sub-advisor to the International Portfolio. PIA is not entitled to a management fee for services provided to the International Portfolio.

   Winslow Capital Management, Inc. and Sterling Johnston Capital Management, L.P. ("Sterling Johnston") serve as investment sub-advisors to the Small Capitalization Growth Portfolio. The Small Capitalization Growth Portfolio pays a management fee to each sub-advisor at the annual rate of 0.60% of the portion of the Portfolio's average daily net assets that the sub-advisor manages.

   The International Portfolio and the Institutional Shares of Small Cap Equity Portfolio each pay The Glenmede Trust Company, N.A., a shareholder servicing fee at the annual rate of 0.05% of such Portfolio's average daily net assets. The Government Cash, Tax-Exempt Cash and Core Fixed Income Portfolios each pay The Glenmede Trust Company, N.A., a shareholder servicing fee at the annual rate of 0.10% of such Portfolio's average daily net assets. Strategic Equity, Large Cap Value, Large Cap 100 and Large Cap Growth Portfolios each pay The Glenmede Trust Company, N.A., a shareholder servicing fee at the annual rate of 0.20% of such Portfolio's average daily net assets. The Small Capitalization Growth Portfolio and the Advisor Shares of Small Cap Equity Portfolio each pay The Glenmede Trust Company, N.A., a shareholder servicing fee at the annual rate of 0.25% of such Portfolio's average daily net assets. The Institutional International Portfolio is not subject to the shareholder servicing plan and, accordingly, pays no shareholder fee. Prior to January 1, 2004, the Government Cash, Tax-Exempt Cash, Core Fixed Income, Strategic Equity and Large Cap Value Portfolios each paid The Glenmede Trust Company, N.A., a shareholder servicing fee at the annual rate of 0.05% of such Portfolio's average daily net assets.

   Investors Bank & Trust Company ("IBT") serves as administrator, transfer agent, dividend-paying agent and custodian with respect to the Fund. The Fund pays IBT a fee based on the combined aggregate average daily net assets of the Portfolios. The fee is computed daily and paid monthly.

   Quasar Distributors, LLC serves as distributor of the Portfolios' shares. The distributor receives no fees from the Fund in connection with distribution services provided to the Fund.

   From the fiscal year ended October 31, 2004, the Fund paid each Board member an annual fee of $14,000 plus $1,250 for each Board meeting attended and out-of-pocket expenses incurred in attending Board meetings. Effective for the last Board meeting held in 2004, the annual fee will increase to $24,000 and the Audit Committee Chairman will receive an annual fee of $2,000 for his services as Chairman of the Audit Committee.

   Expenses for the year ended October 31, 2004 include legal fees paid to Drinker Biddle & Reath LLP. A partner of the law firm is Secretary of the Fund.

3. PURCHASES AND SALES OF SECURITIES

   For the year ended October 31, 2004, cost of purchases and proceeds from sales of long-term US Government securities were:

PORTFOLIO                                                     PURCHASES          SALES
---------                                                  --------------   --------------
Core Fixed Income Portfolio                                $  347,180,357   $  347,514,170

     For the year ended October 31, 2004, cost of purchases and proceeds from sales of investment securities other than US Government securities and short-term securities were:

PORTFOLIO                                        PURCHASES           SALES
---------                                     ---------------   ---------------
Core Fixed Income Portfolio                   $    27,939,259   $    27,179,481
Strategic Equity Portfolio                         64,893,219        92,348,228
Small Cap Equity Portfolio                        191,933,414       285,966,920
Large Cap Value Portfolio                          15,857,938        18,336,563
International Portfolio                           509,538,193       438,054,084
Institutional International Portfolio             233,720,570       361,475,035
Small Capitalization Growth Portfolio              81,101,521       102,277,186
Large Cap 100 Portfolio                            24,400,975         6,734,120
Large Cap Growth Portfolio                          8,631,519         2,953,684

     On October 31, 2004, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value were as follows:

PORTFOLIO                                   APPRECIATION     DEPRECIATION        NET
---------                                  --------------   --------------   -------------
Core Fixed Income Portfolio                $    6,441,372   $      532,452   $   5,908,920
Strategic Equity Portfolio                      7,104,066          541,061       6,563,005
Small Cap Equity Portfolio                     67,196,141        3,894,708      63,301,433
Large Cap Value Portfolio                       3,077,895          205,171       2,872,724
International Portfolio                       308,405,231       27,537,437     280,867,794
Institutional International Portfolio          85,403,934       10,672,333      74,731,601
Small Capitalization Growth Portfolio          19,296,673        2,093,601      17,203,072
Large Cap 100 Portfolio                           970,474          302,084         668,390
Large Cap Growth Portfolio                        481,614          155,923         325,691

4.   COMMON STOCK

     The Fund is authorized to issue and has classified 2,500,000,000 shares of common stock with a $.001 par value. At October 31, 2004, authorized shares were allocated to each Portfolio as follows:

PORTFOLIO                                                      AUTHORIZED SHARES
---------                                                      -----------------
Government Cash Portfolio                                         700,000,000
Tax-Exempt Cash Portfolio                                         740,000,000
Core Fixed Income Portfolio                                       175,000,000
Strategic Equity Portfolio                                        125,000,000
Small Cap Equity Portfolio                                        250,000,000
Large Cap Value Portfolio                                          75,000,000
International Portfolio                                           225,000,000
Institutional International Portfolio                             120,000,000
Small Capitalization Growth Portfolio                              75,000,000
Large Cap 100 Portfolio                                            20,000,000
Large Cap Growth Portfolio                                         20,000,000

     Since the Government Cash Portfolio and the Tax-Exempt Cash Portfolio have sold shares, issued shares as reinvestments of dividends, and redeemed shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, reinvestments and redemptions is the same as the amounts shown below for such transactions. Changes in the capital shares outstanding were as follows:

                                               YEAR ENDED         YEAR ENDED
                                               10/31/04           10/31/03
                                           -----------------   -----------------
GOVERNMENT CASH PORTFOLIO:
   Sold                                    $   2,938,908,916   $   2,662,696,829
   Issued as reinvestment of dividends                25,036              24,527
   Redeemed                                   (2,902,231,795)     (2,745,587,859)
                                           -----------------   -----------------
   Net increase (decrease)                 $      36,702,157   $     (82,866,503)
                                           =================   =================
TAX-EXEMPT CASH PORTFOLIO:
   Sold                                    $   1,875,580,215   $   1,766,021,119
   Issued as reinvestment of dividends                    --                 808
   Redeemed                                   (1,941,988,790)     (1,776,461,436)
                                           -----------------   -----------------
   Net decrease                            $     (66,408,575)  $     (10,439,509)
                                           =================   =================

                                            YEAR ENDED                          YEAR ENDED
                                             10/31/04                            10/31/03
                                 --------------------------------   ---------------------------------
                                     SHARES           AMOUNT            SHARES            AMOUNT
                                 --------------   ---------------   ---------------   ---------------
CORE FIXED INCOME PORTFOLIO:
   Sold                               1,853,380   $    20,081,815         2,681,976   $    29,547,657
   Issued as reinvestment
     of dividends                        60,427           651,925            55,761           612,069
   Redeemed                          (1,903,807)      (20,618,323)       (2,148,609)      (23,536,842)
                                 --------------   ---------------   ---------------   ---------------
   Net increase                          10,000   $       115,417           589,128   $     6,622,884
                                 ==============   ===============   ===============   ===============
STRATEGIC EQUITY PORTFOLIO:
   Sold                                 544,476   $     8,437,215           797,250   $    10,885,964
   Issued as reinvestment
     of dividends                         3,975            62,139             4,095            56,071
   Redeemed                          (2,341,891)      (36,687,379)       (1,561,106)      (21,177,386)
                                 --------------   ---------------   ---------------   ---------------
   Net decrease                      (1,793,440)  $   (28,188,025)         (759,761)  $   (10,235,351)
                                 ==============   ===============   ===============   ===============
SMALL CAP EQUITY PORTFOLIO
   (ADVISOR CLASS):
   Sold                               1,988,606   $    38,011,399         1,636,357   $    25,757,958
   Issued as reinvestment
     of dividends                     2,323,982        40,762,644           311,827         5,725,948
   Redeemed                          (4,321,332)      (83,276,225)       (1,186,984)      (18,882,874)
                                 --------------   ---------------   ---------------   ---------------
   Net increase (decrease)               (8,744)  $    (4,502,182)          761,200   $    12,601,032
                                 ==============   ===============   ===============   ===============
SMALL CAP EQUITY PORTFOLIO
   (INSTITUTIONAL CLASS):
   Sold                                 119,080   $     2,291,717           267,615   $     4,173,320
   Issued as reinvestment
     of dividends                             9               153            50,188           908,940
   Redeemed                          (2,333,055)      (47,466,157)         (227,017)       (3,585,896)
                                 --------------   ---------------   ---------------   ---------------
   Net increase (decrease)           (2,213,966)  $   (45,174,287)           90,786   $     1,496,364
                                 ==============   ===============   ===============   ===============
LARGE CAP VALUE PORTFOLIO:
   Sold                                 352,975   $     3,491,984           607,005   $     4,790,848
   Issued as reinvestment
     of dividends                        90,431           904,979            28,863           237,690
   Redeemed                            (542,015)       (5,403,650)         (237,651)       (1,973,516)
                                 --------------   ---------------   ---------------   ---------------
   Net increase (decrease)              (98,609)  $    (1,006,687)          398,217   $     3,055,022
                                 ==============   ===============   ===============   ===============
INTERNATIONAL PORTFOLIO:
   Sold                              12,158,317   $   190,679,250         8,024,765   $    99,659,962
   Issued as reinvestment
     of dividends                       484,183         7,761,539           491,864         6,131,332
   Redeemed                          (9,062,226)     (139,752,233)      (18,660,117)     (227,196,209)
                                 --------------   ---------------   ---------------   ---------------
   Net increase (decrease)            3,580,274   $    58,688,554       (10,143,488)     (121,404,915)
                                 ==============   ===============   ===============   ===============
INSTITUTIONAL INTERNATIONAL
   PORTFOLIO:
   Sold                              12,812,319   $   187,653,924        33,514,813   $   402,340,893
   Issued as reinvestment
     of dividends                       215,739         3,274,614           451,871         5,443,362
   Redeemed                         (11,145,596)     (160,629,127)      (21,783,304)     (253,948,280)
   Redemptions-in-kind               (9,929,603)     (148,248,966)               --                --
                                 --------------   ---------------   ---------------   ---------------
   Net increase (decrease)           (8,047,141)  $  (117,949,555)       12,183,380   $   153,835,975
                                 ==============   ===============   ===============   ===============
SMALL CAPITALIZATION GROWTH
   PORTFOLIO:
   Sold                               1,154,042   $     6,477,252         1,997,786   $     9,233,159
   Redeemed                          (5,159,474)      (28,013,053)       (3,582,566)      (17,155,374)
                                 --------------   ---------------   ---------------   ---------------
   Net decrease                      (4,005,432)  $   (21,535,801)       (1,584,780)  $    (7,922,215)
                                 ==============   ===============   ===============   ===============

                                                           YEAR ENDED
                                                            10/31/04
                                                   -----------------------------
                                                      SHARES          AMOUNT
                                                   -------------   -------------
LARGE CAP 100 PORTFOLIO:
   Sold                                                1,814,826   $  17,996,781
   Issued as reinvestment of dividends                        15             145
   Redeemed                                              (11,348)       (110,293)
                                                   -------------   -------------
   Net increase                                        1,803,493   $  17,886,633
                                                   =============   =============
LARGE CAP GROWTH PORTFOLIO:
   Sold                                                  593,345   $   5,791,191
   Redeemed                                               (1,053)         (9,926)
                                                   -------------   -------------
   Net increase                                          592,292   $   5,781,265
                                                   =============   =============

     The following Portfolios have shareholders, which own beneficially or of record 10% or more of the shares outstanding of a Portfolio as of October 31, 2004. The total percentage of the shares of a Portfolio held by such shareholders are as follows:

                                                     10% OR GREATER SHAREHOLDERS
                                                     ---------------------------
                                                         # OF           % OF
PORTFOLIO                                            SHAREHOLDERS    SHARES HELD
---------                                            ------------    -----------
Government Cash Portfolio                                  1             23%
Core Fixed Income Portfolio                                1             27%
Small Cap Equity Portfolio (Advisor Class)                 2             42%
Small Cap Equity Portfolio (Institutional Class)           1            100%
Large Cap Value Portfolio                                  3             44%
International Portfolio                                    1             26%
Institutional International Portfolio                      2             53%
Small Capitalization Growth Portfolio                      2             64%
Large Cap Growth Portfolio                                 2             54%

5.   LENDING OF PORTFOLIO SECURITIES

     Each Portfolio has the ability to lend its securities to brokers, dealers and other financial organizations. Loans of portfolio securities by the Portfolios are collateralized by cash in an amount at least equal to the current market value of the loaned securities. The cash collateral received was invested in overnight repurchase agreements. The Portfolios invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements, other highly-rated, liquid investments, and corporate bonds composed of investments with Prefco, Goldman Sachs Group Inc., Bank of Montreal, Merrill Lynch Premier Institutional Fund, Morgan Stanley Dean Witter & Co., Merrimac Cash Fund-Premier Class, Canadian Imperial Bank of Commerce, Den Danske Bank, Greyhawk Funding, Wells Fargo and Federal Home Loan Mortgage Corporation. Interest rates for these investments range from 1.45574% to 1.955%, and maturity dates range from 11/01/04 to 7/19/05. Although risk is mitigated by the collateral, a Portfolio could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them.

     The Portfolios generated additional income by lending their securities to approved brokers. On October 31, 2004, the following Portfolios had outstanding loans of securities to certain approved brokers for which the Portfolios received collateral:

                                                                                 % OF TOTAL
                                            MARKET VALUE OF    MARKET VALUE OF     ASSETS
PORTFOLIO                                  LOANED SECURITIES     COLLATERAL       ON LOAN
---------                                  -----------------   ---------------   ----------
Core Fixed Income Portfolio                $      14,938,640   $    15,259,191      6.23
Strategic Equity Portfolio                         2,406,911         2,523,143      3.53
Small Cap Equity Portfolio                        32,032,470        33,110,125     10.66
Large Cap Value Portfolio                          2,386,790         2,456,215      9.43
International Portfolio                           16,431,385        17,221,488      1.22
Institutional International Portfolio              7,114,160         7,482,968      1.57
Small Capitalization Growth Portfolio             19,849,020        20,806,836      2.03

6.   NET ASSETS

     On October 31, 2004, net assets consisted of:

                                                  GOVERNMENT        TAX-EXEMPT       CORE FIXED
                                                    CASH               CASH            INCOME
                                                  PORTFOLIO          PORTFOLIO        PORTFOLIO
                                                --------------    --------------    --------------
Par Value                                       $      486,800    $      530,431    $       17,751
Paid in capital in excess of par value             486,313,640       529,826,806       190,497,642
Undistributed (distributions in excess of)
   net investment income                                73,094              (265)          616,886
Accumulated net realized loss from
   investment transactions                              (4,173)         (135,563)       (2,757,279)
Net unrealized appreciation on investments                  --                --         5,908,920
                                                --------------    --------------    --------------
 Total Net Assets                               $  486,869,361    $  530,221,409    $  194,283,920
                                                ==============    ==============    ==============

                                                                      SMALL
                                                   STRATEGIC      CAPITALIZATION       LARGE CAP
                                                    EQUITY           EQUITY              VALUE
                                                   PORTFOLIO        PORTFOLIO          PORTFOLIO
                                                --------------    --------------    --------------
Par Value                                       $        4,131    $       15,056    $        2,269
Paid in capital in excess of par value              59,071,592       201,848,166        19,821,579
Undistributed (distributions in excess of)
   net investment income                                75,476            11,630            20,955
Accumulated net realized loss
   from investment transactions                       (209,356)         (395,673)          (96,257)
Net unrealized appreciation on investments           6,615,225        63,685,475         2,972,744
                                                --------------    --------------    --------------
 Total Net Assets                               $   65,557,068    $  265,164,654    $   22,721,290
                                                ==============    ==============    ==============

                                                                                         SMALL
                                                                  INSTITUTIONAL     CAPITALIZATION
                                                 INTERNATIONAL    INTERNATIONAL         GROWTH
                                                   PORTFOLIO         PORTFOLIO         PORTFOLIO
                                               ---------------    --------------    --------------
Par Value                                      $        77,715    $       28,051    $       14,288
Paid in capital in excess of par value           1,149,728,698       398,067,228       150,409,869
Undistributed (distributions in excess
   of) net investment income                        10,600,102         4,796,057              (344)
Accumulated net realized loss from
   investment transactions                        (125,364,498)      (35,043,088)      (92,012,362)
Net unrealized appreciation on
   investments                                     282,720,423        77,057,385        17,653,443
                                               ---------------    --------------    --------------
 Total Net Assets                              $ 1,317,762,440    $  444,905,633    $   76,064,894
                                               ===============    ==============    ==============

                                                  LARGE CAP        LARGE CAP
                                                     100            GROWTH
                                                  PORTFOLIO        PORTFOLIO
                                                -------------    -------------
Par Value                                       $       1,803    $         592
Paid in capital in excess of par value             17,884,830        5,774,093
Undistributed (distributions in excess of)
   net investment income                               15,235               --
Accumulated net realized loss from
   investment transactions                           (400,040)        (154,942)
Net unrealized appreciation on investments            692,239          325,771
                                                -------------    -------------
 Total Net Assets                               $  18,194,067    $   5,945,514
                                                =============    =============

7.   CALL AND PUT OPTIONS

     At October 31, 2004, there were no Option contracts open or outstanding.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     To the Board of Directors of The Glenmede Fund, Inc. and Shareholders of Government Cash Portfolio, Tax-Exempt Cash Portfolio, Core Fixed Income Portfolio, Strategic Equity Portfolio, Small Cap Equity Portfolio, Large Cap Value Portfolio, International Portfolio, Institutional International Portfolio, Small Capitalization Growth Portfolio, Large Cap 100 Portfolio and Large Cap Growth Portfolio:

     In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Government Cash Portfolio, Tax-Exempt Cash Portfolio, Core Fixed Income Portfolio, Strategic Equity Portfolio, Small Cap Equity Portfolio, Large Cap Value Portfolio, International Portfolio, Institutional International Portfolio, Small Capitalization Growth Portfolio, Large Cap 100 Portfolio and Large Cap Growth Portfolio (constituting The Glenmede Fund Inc, hereafter referred to as the "Portfolios") at October 31, 2004, and the results of each of their operations for each of the periods indicated, the changes in each of their net assets each of the periods indicated and the financial highlights each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
December 10, 2004

                             THE GLENMEDE PORTFOLIOS

                      STATEMENTS OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2004

                                                       MUNI         NEW JERSEY
                                                   INTERMEDIATE        MUNI
                                                     PORTFOLIO       PORTFOLIO
                                                   -------------   -------------
ASSETS:
  Investments:
  Investments at value(1)                          $  19,096,847   $  18,033,694
                                                   -------------   -------------
  Cash                                                        --         359,776
  Receivable for securities sold                              --         274,433
  Interest receivable                                    239,670         243,167
  Prepaid expenses                                           643             695
                                                   -------------   -------------
    Total assets                                      19,337,160      18,911,765
                                                   -------------   -------------

LIABILITIES:
  Payable for fund shares redeemed                            --          20,000
  Payable for securities purchased                            --         554,127
  Due to bank                                             58,452              --
  Payable to affiliate for Directors' fees                    40              22
  Accrued expenses                                         8,515           8,865
                                                   -------------   -------------
    Total liabilities                                     67,007         583,014
                                                   -------------   -------------

NET ASSETS                                         $  19,270,153   $  18,328,751
                                                   =============   =============

SHARES OUTSTANDING                                     1,806,031       1,727,814
                                                   =============   =============

NET ASSET VALUE PER SHARE                          $       10.67   $       10.61
                                                   =============   =============

----------

(1)  Investments at cost                           $  18,340,320   $  17,177,155

                       See Notes to Financial Statements.

                            STATEMENTS OF OPERATIONS
                       FOR THE YEAR ENDED OCTOBER 31, 2004

                                                       MUNI         NEW JERSEY
                                                   INTERMEDIATE        MUNI
                                                     PORTFOLIO       PORTFOLIO
                                                   -------------   -------------
Investment income:
  Interest                                         $     761,861   $     730,665
                                                   -------------   -------------

    Total investment income                              761,861         730,665
                                                   -------------   -------------

Expenses:
  Administration & custody fee                            19,454          18,805
  Professional fees                                        2,396           2,284
  Shareholder report expense                               1,075           1,732
  Shareholder servicing fees                              26,141          24,121
  Directors' fees and expenses                             2,621           2,452
  Registration and filing fees                             3,787           1,506
  Other expenses                                             643             586
                                                   -------------   -------------

    Total expenses                                        56,117          51,486
                                                   -------------   -------------

  Net investment income                                  705,744         679,179
                                                   -------------   -------------
Realized and unrealized gain (loss):
  Net realized gain (loss) on:
    Securities transactions                              119,510           6,000
                                                   -------------   -------------
  Net change in unrealized gain (loss) of:
    Securities                                          (154,608)       (189,112)
                                                   -------------   -------------

Net realized and unrealized gain (loss)                  (35,098)       (183,112)
                                                   -------------   -------------

Net increase (decrease) in net assets resulting
  from operations                                  $     670,646   $     496,067
                                                   =============   =============

                       See Notes to Financial Statements.

                       STATEMENTS OF CHANGES IN NET ASSETS
                       FOR THE YEAR ENDED OCTOBER 31, 2004

                                                                  MUNI           NEW JERSEY
                                                              INTERMEDIATE          MUNI
                                                                PORTFOLIO         PORTFOLIO
                                                             --------------    --------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income                                      $      705,744    $      679,179
  Net realized gain on securities transactions                      119,510             6,000
  Net change in unrealized gain (loss) on securities               (154,608)         (189,112)
                                                             --------------    --------------
Net increase (decrease) in net assets resulting
  from operations                                                   670,646           496,067
Distributions to shareholders from:
  Net investment income                                            (713,138)         (710,811)
Net increase (decrease) in net assets from capital share
  transactions                                                   (1,006,858)         (991,829)
                                                             --------------    --------------
Net increase (decrease) in net assets                            (1,049,350)       (1,206,573)
NET ASSETS:
Beginning of year                                                20,319,503        19,535,324
                                                             --------------    --------------
End of year                                                  $   19,270,153    $   18,328,751
                                                             ==============    ==============
  Undistributed net investment income included in
  net assets at end of year                                  $       61,007    $       61,212

                       FOR THE YEAR ENDED OCTOBER 31, 2003

                                                                  MUNI           NEW JERSEY
                                                              INTERMEDIATE          MUNI
                                                                PORTFOLIO         PORTFOLIO
                                                             --------------    --------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income                                      $      873,290    $      822,691
  Net realized gain (loss) on securities transactions                91,154            14,550
  Net change in unrealized gain on securities                        47,880            43,131
                                                             --------------    --------------
Net increase (decrease) in net assets from operations             1,012,324           880,372
Distributions to shareholders from:
  Net investment income                                            (887,095)         (842,075)
Net decrease in net assets from capital share
  transactions                                                   (2,505,637)         (539,533)
                                                             --------------    --------------
Net increase (decrease) in net assets                            (2,380,408)         (501,236)
NET ASSETS:
Beginning of year                                                22,699,911        20,036,560
                                                             --------------    --------------
End of year                                                  $   20,319,503    $   19,535,324
                                                             ==============    ==============
  Undistributed net investment income included in
  net assets at end of year                                  $       64,483    $       87,130

                       See Notes to Financial Statements.

                             THE GLENMEDE PORTFOLIOS

                              FINANCIAL HIGHLIGHTS

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                                MUNI INTERMEDIATE PORTFOLIO
                                         ------------------------------------------------------------------------
                                                             FOR THE YEARS ENDED OCTOBER 31,
                                         ------------------------------------------------------------------------
                                             2004           2003           2002           2001           2000
                                         ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of year       $      10.69   $      10.64   $      10.55   $      10.20   $      10.14
                                         ------------   ------------   ------------   ------------   ------------
Income from investment operations:
Net investment income                            0.39           0.43           0.46           0.50           0.50
Net realized and unrealized
  gain (loss) on investments                    (0.02)          0.06           0.09           0.34           0.07
                                         ------------   ------------   ------------   ------------   ------------

Total from investment operations                 0.37           0.49           0.55           0.84           0.57
                                         ------------   ------------   ------------   ------------   ------------
Distributions to shareholders from:
  Net investment income                         (0.39)         (0.44)         (0.46)         (0.49)         (0.51)
                                         ------------   ------------   ------------   ------------   ------------

Total distributions                             (0.39)         (0.44)         (0.46)         (0.49)         (0.51)
                                         ------------   ------------   ------------   ------------   ------------

Net asset value, end of year             $      10.67   $      10.69   $      10.64   $      10.55   $      10.20
                                         ============   ============   ============   ============   ============

Total return                                     3.49%          4.67%          5.41%          8.39%          5.77%
                                         ============   ============   ============   ============   ============
Ratios to average net assets/
  Supplemental data:
Net assets, end of year (in 000's)       $     19,270   $     20,320   $     22,700   $     17,607   $     14,624
Ratio of operating expenses to
  average net assets                             0.29%          0.20%          0.22%          0.27%          0.31%
Ratio of net investment income
  to average net assets                          3.58%          4.03%          4.45%          4.78%          4.89%
Portfolio turnover rate                            28%            12%            29%            25%             6%

                       See Notes to Financial Statements.

                                                                NEW JERSEY MUNI PORTFOLIO
                                         ------------------------------------------------------------------------
                                                             FOR THE YEARS ENDED OCTOBER 31,
                                         ------------------------------------------------------------------------
                                             2004           2003           2002           2001           2000
                                         ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of year       $      10.73   $      10.71   $      10.60   $      10.11   $      10.00
                                         ------------   ------------   ------------   ------------   ------------
Income from investment operations:
Net investment income                            0.40           0.44           0.46           0.45           0.44
Net realized and unrealized
  gain (loss) on investments                    (0.11)          0.03           0.10           0.48           0.12
                                         ------------   ------------   ------------   ------------   ------------

Total from investment operations                 0.29           0.47           0.56           0.93           0.56
                                         ------------   ------------   ------------   ------------   ------------
Distributions to shareholders from:
  Net investment income                         (0.41)         (0.45)         (0.45)         (0.44)         (0.45)
                                         ------------   ------------   ------------   ------------   ------------

Total distributions                             (0.41)         (0.45)         (0.45)         (0.44)         (0.45)
                                         ------------   ------------   ------------   ------------   ------------

Net asset value, end of year             $      10.61   $      10.73   $      10.71   $      10.60   $      10.11
                                         ============   ============   ============   ============   ============

Total return                                     2.78%          4.46%          5.40%          9.34%          5.77%
                                         ============   ============   ============   ============   ============
Ratios to average net assets/
  Supplemental data:
Net assets, end of year (in 000's)       $     18,329   $     19,535   $     20,037   $     19,154   $     17,232
Ratio of operating expenses to
  average net assets                             0.28%          0.20%          0.27%          0.27%          0.30%
Ratio of net investment income
  to average net assets                          3.73%          4.09%          4.22%          4.33%          4.40%
Portfolio turnover rate                            33%             9%            36%            18%             9%

                       See Notes to Financial Statements.

                             THE GLENMEDE PORTFOLIOS

                           MUNI INTERMEDIATE PORTFOLIO
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                OCTOBER 31, 2004

      FACE
     AMOUNT                                                                            VALUE
----------------                                                                  ----------------
MUNICIPAL BONDS+ -- 99.1%

                   PENNSYLVANIA -- 99.1%
$        100,000   Allegheny County, PA, General Obligation Unlimited,
                     Refunding, Series C 55, (MBIA Insured),
                     5.375%, 11/1/14                                              $        113,463
         200,000   Allegheny County, PA, Hospital Development Authority Revenue,
                     University of Pittsburgh, Health Center, Series A,
                     (MBIA Insured), 5.30%, 4/1/08                                         216,944
                   Allegheny County, PA, Industrial Development Authority
                     Revenue, Carnegie Library of Pittsburgh, (AMBAC Insured):
         205,000     4.25%, 6/1/09                                                         219,319
         215,000     4.25%, 12/1/09                                                        230,489
         300,000   Allegheny County, PA, Port Authority Special Revenue,
                     (MBIA Insured), Prerefunded, 3/1/09 @ 101,
                     5.30%, 3/1/10                                                         336,360
         375,000   Dauphin County, PA, General Authority Hospital Revenue,
                     (FGIC Insured),
                     6.125%, 7/1/10                                                        418,909
         125,000   Dauphin County, PA, General Authority Revenue, Mandatory
                     Put 6/1/2012 @ $100 (AMBAC Insured),
                     5.30%, 6/1/26                                                         126,189
         750,000   Delaware River Port Authority, PA and NJ Revenue,
                     (FSA Insured),
                     5.25%, 1/1/12                                                         826,477
                   Delaware River Port Authority, PA and NJ, Delaware River
                     Bridges Revenue, Escrowed to Maturity:
         160,000     6.00%, 1/15/10                                                        176,683
         135,000     6.50%, 1/15/11                                                        152,484
         500,000   Delaware River Port Authority, PA and NJ, Joint Toll Bridge
                     Commission Revenue, (MBIA Insured),
                     5.25%, 7/1/16                                                         559,295
         700,000   Delaware River Port Authority, PA and NJ, Refunding,
                     (FSA Insured), Series A,
                     5.25%, 1/1/09                                                         774,620
         100,000   Delaware River Port Authority, PA and NJ, Refunding,
                     (FSA Insured), Series B,
                     5.25%, 1/1/09                                                         110,660
                   Downington, PA, Area School District, General Obligation
                     Unlimited:
         300,000     5.50%, 2/1/10                                                         338,847
         500,000     5.25%, 4/1/14                                                         558,080
         500,000     4.90%, 4/1/16                                                         538,445

                       See Notes to Financial Statements.

      FACE
     AMOUNT                                                                            VALUE
----------------                                                                  ----------------
MUNICIPAL BONDS+ -- (CONTINUED)

                   PENNSYLVANIA -- (CONTINUED)
$        125,000   Forest Area School District, PA, General Obligation,
                     (FSA Insured), Series B,
                     4.00%, 4/1/08                                                $        131,911
         390,000   Geisinger Authority, PA, Health System, Refunding,
                     5.00%, 8/15/08                                                        421,048
         200,000   Harrisburg, PA, Parking Authority Revenue, Refunding,
                     (FSA Insured),
                     5.50%, 5/15/11                                                        228,626
         100,000   Hopewell, PA, Area School District, General Obligation,
                     (FSA Insured), Prerefunded 9/1/08 @ 100,
                     4.90%, 9/1/09                                                         109,471
         300,000   Indiana County, PA, Municipal Services Authority, Sewer
                     Revenue, (AMBAC Insured),
                     4.00%, 10/1/09                                                        310,542
          30,000   Lancaster, PA, Area Sewer Authority, Revenue, Escrowed to
                     Maturity,
                     6.00%, 4/1/12                                                          33,302
         420,000   Lebanon County, PA, Series B, General Obligation Unlimited,
                     Refunding, (FGIC Insured),
                     4.00%, 10/15/09                                                       445,229
         500,000   Lower Merion Township, PA, School District, General
                     Obligation Unlimited, (State Aid Withholding),
                     Prerefunded 5/15/08 @ 100,
                     5.125%, 5/15/13                                                       548,435
         350,000   Lycoming County, PA, Authority College Revenue,
                     (MBIA Insured),
                     4.90%, 7/1/09                                                         375,413
         315,000   Northampton Bucks, PA, Bucks County Municipal Authority,
                     Sewer Revenue, Escrowed to Maturity,
                     6.20%, 11/1/13                                                        360,414
         500,000   Northampton County, PA, General Obligation Unlimited,
                     5.00%, 8/15/13                                                        545,630
         425,000   Northampton County, PA, Higher Education Authority
                     Revenue - Lehigh University,
                     5.25%, 11/15/09                                                       475,889
         325,000   Northampton Township, PA, General Obligation Unlimited,
                     (MBIA Insured),
                     4.60%, 11/15/10                                                       344,942
         225,000   Pennsylvania Housing Finance Agency, Residential
                     Development Section 8-A, Revenue,
                     4.00%, 7/1/09                                                         234,934

                       See Notes to Financial Statements.

      FACE
     AMOUNT                                                                            VALUE
----------------                                                                  ----------------
MUNICIPAL BONDS+ -- (CONTINUED)

                   PENNSYLVANIA -- (CONTINUED)
$        220,000   Pennsylvania State Higher Educational Facilities Authority
                     College & University Revenues, College of Pharmacy,
                     (MBIA Insured),
                     5.25%, 11/1/09                                               $        230,184
         250,000   Pennsylvania State Higher Educational Facilities Authority
                     College & University Revenues, University of Pennsylvania,
                     5.60%, 9/1/10                                                         257,525
          75,000   Pennsylvania State Higher Educational Facilities Authority
                     College & University Revenues, University of Pennsylvania,
                     Series A,
                     5.80%, 9/1/12                                                          77,380
         370,000   Pennsylvania State Higher Educational Facilities Authority
                     Revenue, Temple University, (MBIA Insured), First Series,
                     4.00%, 7/15/09                                                        392,008
         435,000   Pennsylvania State Higher Educational Facilties Authority
                     Revenue, University of Pennsylvania Health Services,
                     Series A,
                     5.375%, 1/15/15                                                       472,545
                   Pennsylvania State Turnpike Commission Oil Franchise,
                     Tax Revenue, Escrowed to Maturity, Series A,
                     (AMBAC Insured):
         145,000     5.25%, 12/1/13                                                        160,954
          60,000     5.25%, 12/1/14                                                         66,602
                   Pennsylvania State Turnpike Commission Oil Franchise,
                     Tax Revenue, Unrefunded Balance Series A, (AMBAC Insured):
         105,000     5.25%, 12/1/13                                                        116,306
          40,000     5.25%, 12/1/14                                                         44,307
         250,000   Pennsylvania State University, College & University
                     Revenues,
                     Series A, (General Obligation of University),
                     5.00%, 8/15/13                                                        271,930
         275,000   Pennsylvania State, General Obligation Unlimited, Refunding,
                     (AMBAC Insured),
                     5.125%, 9/15/11                                                       296,629
         150,000   Pennsylvania State, Intermediate Unit 1, Educational
                     Facilities Revenue Refunding, (AMBAC Insured),
                     4.00%, 10/15/09                                                       159,290
         125,000   Pennsylvania State, Second Series, General Obligation
                     Unlimited,
                     5.25%, 10/1/10                                                        139,400
         150,000   Pennsylvania Township, PA, Westmoreland County, General
                     Obligation Unlimited, (FGIC Insured),
                     4.15%, 10/1/09                                                        154,187
         500,000   Philadelphia, PA, General Obligation Unlimited,
                     (FSA Insured),
                     5.25%, 9/15/13                                                        556,315

                       See Notes to Financial Statements.

      FACE
     AMOUNT                                                                            VALUE
----------------                                                                  ----------------
MUNICIPAL BONDS+ -- (CONTINUED)

                   PENNSYLVANIA -- (CONTINUED)
$        500,000   Philadelphia, PA, Municipal Authority Revenue, Refunding -
                     Lease - Series A, (FSA Insured),
                     5.25%, 5/15/09                                               $        551,385
         250,000   Pittsburgh, PA, General Obligation Unlimited, Series B,
                     (FGIC Insured),
                     5.125%, 3/1/09                                                        256,390
                   Pittsburgh, PA, Urban Redevelopment Authority Mortgage
                     Revenue, Series D:
         255,000     5.75%, 10/1/07                                                        269,132
         150,000     6.20%, 4/1/11                                                         157,455
         155,000     6.20%, 10/1/11                                                        162,615
          90,000   Pittsburgh, PA, Urban Redevelopment Authority Revenue,
                     4.90%, 8/1/05                                                          91,707
         350,000   Pleasant Hills, PA, Authority Sewer Revenue, Refunding,
                     (FGIC Muni Government Guaranteed),
                     5.00%, 9/1/12                                                         379,288
         100,000   Radnor Township, PA, General Obligation Unlimited,
                     4.00%, 12/15/10                                                       105,179
         235,000   Ringgold, PA, School District, Escrowed to Maturity,
                     6.20%, 1/15/13                                                        268,020
         250,000   Seneca Valley, PA, School District, Series A, General
                     Obligation Unlimited,
                     4.85%, 7/1/11                                                         270,083
         100,000   Shaler, PA, School District, General Obligation Unlimited,
                     Series B, (FSA Insured),
                     4.50%, 9/1/10                                                         105,781
           5,000   Southeastern Pennsylvania Transportation Authority, PA,
                     Lease Revenue,
                     5.75%, 12/1/04                                                          5,017
         400,000   Southeastern Pennsylvania Transportation Authority, PA,
                     Special Revenue,
                     5.45%, 3/1/11                                                         436,236
         475,000   Southern Huntingdon County, PA, School District, General
                     Obligation, (FSA Insured),
                     4.00%, 10/1/09                                                        486,932
         250,000   State Public School Building Authority, PA, School Revenue,
                     Garnet Valley School District Project, (AMBAC Insured),
                     5.25%, 2/1/12                                                         279,315
         500,000   Swarthmore Boro Authority, PA, College Revenue,
                     4.50%, 9/15/10                                                        542,340

                       See Notes to Financial Statements.

      FACE
     AMOUNT                                                                            VALUE
----------------                                                                  ----------------
MUNICIPAL BONDS+ -- (CONTINUED)

                   PENNSYLVANIA -- (CONTINUED)
$          5,000   Swatara Township Authority, PA, Sewer Revenue,
                     Escrowed to Maturity, (MBIA Insured),
                     6.15%, 5/1/07                                                $          5,213
         400,000   University of Pittsburgh, PA, Refunded Series B,
                     5.50%, 6/1/09                                                         439,236
         125,000   Wallingford - Swarthmore, PA, School District,
                     Series C, (FSA State Aid Withholding),
                     5.00%, 5/15/09                                                        133,041
         200,000   Wilkes Barre, PA, Area School District, General
                     Obligation Unlimited, (FGIC Insured),
                     5.25%, 4/1/14                                                         213,770
         250,000   York, PA, General Authority Guaranteed Revenue,
                     York City Recreation Corp., (AMBAC Insured),
                     5.50%, 5/1/15                                                         280,100
                                                                                  ----------------
                                                                                        19,096,847
                                                                                  ----------------
                   TOTAL MUNICIPAL BONDS
                     (Cost $18,340,320)                                                 19,096,847
                                                                                  ----------------
TOTAL INVESTMENTS
  (Cost $18,340,320)(1)                                                     99.1% $     19,096,847

OTHER ASSETS IN EXCESS OF LIABILITIES                                        0.9           173,306
                                                                           -----  ----------------
NET ASSETS                                                                 100.0% $     19,270,153
                                                                           =====  ================

----------
+    Percentages indicated are based on net assets.
(1)  Aggregate cost for federal tax purposes was $18,340,320.
Abbreviations:
AMBAC -- American Municipal Bond Assurance Corporation
FGIC -- Financial Guaranty Insurance Corporation
FSA -- Financial Security Assurance
MBIA -- Municipal Bond Investors Assurance

                       See Notes to Financial Statements.

                             THE GLENMEDE PORTFOLIOS

                           MUNI INTERMEDIATE PORTFOLIO
                                 CREDIT QUALITY

       ON OCTOBER 31, 2004, CREDIT QUALITY OF THE PORTFOLIO WAS AS FOLLOWS
                                  (UNAUDITED):

                                           % OF
                                        NET ASSETS        VALUE
                                        ----------    -------------
MOODY'S CREDIT RATING:
       Aaa                                    72.2%   $  13,904,294
       Aa                                     26.9        5,192,553
                                        ----------    -------------
       TOTAL MUNICIPAL BONDS                  99.1%   $  19,096,847
                                        ----------    -------------
       TOTAL INVESTMENTS                      99.1%   $  19,096,847
                                        ==========    =============

     The above table does not constitute part of the audited financial statements.

                       See Notes to Financial Statements.

                             THE GLENMEDE PORTFOLIOS

                            NEW JERSEY MUNI PORTFOLIO
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                              OCTOBER 31, 2004

     FACE
     AMOUNT                                                                             VALUE
----------------                                                                  ----------------
MUNICIPAL BONDS+ -- 98.4%

                   NEW JERSEY -- 94.0%
$        100,000   Asbury Park, NJ, Board of Education, General Obligation
                     Unlimited, (MBIA Insured),
                     5.55%, 2/1/07                                                $        107,963
         250,000   Avalon Boro, NJ, General Obligation Unlimited,
                     (FGIC Insured),
                     4.00%, 8/1/09                                                         265,670
                   Bergen County, NJ, Utilities Authority, Water Pollution
                     Control Revenue, (FGIC Insured), Series A:
         200,000     5.125%, 12/15/11                                                      213,988
         150,000     5.125%, 12/15/12                                                      160,491
         255,000   Berlin Township, NJ, General Obligation Unlimited,
                     (MBIA Insured),
                     4.00%, 1/1/09                                                         269,956
         370,000   Brigantine, NJ, General Obligation Unlimited, (MBIA Insured),
                     5.00%, 8/15/12                                                        388,185
         550,000   Casino Reinvestment Development Authority, NJ, Parking Fee
                     Revenue, (FSA Insured), Series A,
                     5.25%, 10/1/10                                                        593,807
         150,000   Cherry Hill Township, NJ, General Obligation Unlimited,
                     Prerefunded 7/15/09 @ 100,
                     5.125%, 7/15/10                                                       166,573
         100,000   Delaware River & Bay Authority, Public Improvements
                     Revenue, Series A,
                     5.10%, 1/1/08                                                         108,324
         150,000   Delaware River Port Authority, Pennsylvania & New Jersey
                     Revenue, Refunding, (AMBAC Insured), Series B,
                     5.25%, 1/1/09                                                         165,990
       1,000,000   Delaware River Port Authority, Pennsylvania & New Jersey,
                     Joint Toll Bridge Commission Revenue, (MBIA Insured),
                     5.25%, 7/1/16                                                       1,118,590
                   Delaware River Port Authority, Pennsylvania, New Jersey &
                     Delaware River Bridges Revenue, Escrowed to Maturity:
         230,000     5.625%, 1/15/09                                                       245,962
         220,000     6.00%, 1/15/10                                                        242,939
         125,000     6.50%, 1/15/11                                                        141,189
         100,000   Gloucester County, NJ, Improvement Authority, Revenue,
                     County Library Lease Project,
                     5.20%, 12/15/05                                                       101,765
         250,000   Hazlet Township, NJ, School District, General Obligation
                     Unlimited, (FSA School Board Residual Fund Insured),
                     5.00%, 2/1/14                                                         273,862

                       See Notes to Financial Statements.

     FACE
     AMOUNT                                                                             VALUE
----------------                                                                  ----------------
MUNICIPAL BONDS+ -- (CONTINUED)

                   NEW JERSEY -- (CONTINUED)
$        200,000   Hopewell Valley, NJ, Regional School District, General
                     Obligation Unlimited, (FGIC School Board Residual
                     Fund Insured),
                     5.00%, 8/15/12                                               $        219,148
         235,000   Mantua Township, NJ, School District, General Obligation
                     Unlimited, (MBIA Insured),
                     5.00%, 3/1/13                                                         259,181
         200,000   Maplewood Township, NJ, General Improvements, General
                     Obligation Unlimited, (FSA Insured),
                     5.00%, 2/1/09                                                         219,354
         150,000   Mercer County, NJ, Improvement Authority, Revenue Refunding,
                     Government Leasing, (County Guaranteed), Series A,
                     5.40%, 12/1/05                                                        150,466
         100,000   Mercer County, NJ, Improvement Authority, Revenue Refunding,
                     Solid Waste, (County Guaranteed), Series 97,
                     5.20%, 9/15/08                                                        109,514
         145,000   Middlesex County, NJ, Improvement Authority, Revenue,
                     (County Guaranteed),
                     5.45%, 9/15/11                                                        155,096
                   Monmouth County, NJ, Improvement Authority, Revenue,
                     (AMBAC Insured):
         250,000     5.00%, 12/1/12                                                        274,782
         375,000     5.20%, 12/1/14                                                        417,082
         225,000   Moorestown Township, NJ, School District, General Obligation
                     Unlimited, Prerefunded, 7/1/07 @ 100, (MBIA School Board
                     Residual Fund Insured),
                     5.00%, 2/1/10                                                         239,735
         100,000   Morris County, NJ, General Improvement, General Obligation
                     Unlimited,
                     4.625%, 8/15/08                                                       106,299
          80,000   Mount Holly, NJ, Municipal Utilities Authority, Sewer Revenue,
                     Prerefunded, 12/1/08 @ 100, (MBIA Insured),
                     5.00%, 12/1/13                                                         88,106
          20,000   Mount Holly, NJ, Municipal Utilities Authority, Sewer Revenue,
                     Unrefunded, (MBIA Insured),
                     5.00%, 12/1/13                                                         21,733
         500,000   New Jersey Sports & Exposition Authority Convention Center,
                     Tobacco and Liquor Taxes, (MBIA Insured), Refunding,
                     5.125%, 9/1/14                                                        549,560
         250,000   New Jersey Sports & Exposition Authority State Contract,
                     General Improvements, Series A,
                     5.00%, 3/1/10                                                         274,745

                       See Notes to Financial Statements.

     FACE
     AMOUNT                                                                             VALUE
----------------                                                                  ----------------
MUNICIPAL BONDS+ -- (CONTINUED)

                   NEW JERSEY -- (CONTINUED)
$        125,000   New Jersey State Economic Development Authority, Burlington
                     Coat Factory Project, Revenue Refunding,
                     5.60%, 9/1/05                                                $        128,503
         100,000   New Jersey State Economic Development Authority, Parking
                     Facility Improvements, Elizabeth Development Project,
                     (FGIC Insured),
                     5.20%, 10/15/08                                                       109,735
         200,000   New Jersey State Economic Development Authority, School
                     Facilities Construction Revenue, (MBIA Insured), Series C,
                     5.00%, 6/15/16                                                        217,272
         100,000   New Jersey State Educational Facilities Authority Revenue,
                     Institutional Advanced Studies, Series F,
                     5.00%, 7/1/09                                                         108,460
         300,000   New Jersey State Educational Facilities Authority, Revenue,
                     High Education Capital Improvement, Series B,
                     5.00%, 9/1/14                                                         328,875
                   New Jersey State Educational Facilities Authority, Revenue,
                     Higher Education Facilities Trust Fund, (AMBAC Insured),
                     Series A:
         850,000     5.125%, 9/1/07                                                        889,177
         100,000     5.125%, 9/1/08                                                        104,609
         150,000     5.125%, 9/1/09                                                        156,900
         400,000   New Jersey State Health Care Facilities Financing Authority,
                     Revenue, Allegany Health Project, (MBIA Insured), Escrowed
                     to Maturity,
                     4.80%, 7/1/05                                                         404,840
         200,000   New Jersey State Health Care Facilities Financing Authority,
                     Revenue, Kennedy Health System Project, (MBIA Insured),
                     Series A,
                     5.00%, 7/1/09                                                         214,174
                   New Jersey State Housing & Mortgage Finance Agency,
                     Multi-Family Housing Revenue, (FSA Insured), Series B:
         450,000     5.55%, 11/1/09                                                        481,653
         250,000     5.75%, 11/1/11                                                        274,013
         150,000   New Jersey State Housing & Mortgage Finance Agency,
                     Revenue, Home Buyer, (MBIA Insured), Series P,
                     5.05%, 4/1/07                                                         157,520
         290,000   New Jersey State Transportation Fund Authority,
                     Transportation System Revenue, Series B, (MBIA Insured),
                     5.25%, 6/15/07                                                        301,728

                       See Notes to Financial Statements.

     FACE
     AMOUNT                                                                             VALUE
----------------                                                                  ----------------
MUNICIPAL BONDS+ -- (CONTINUED)

                   NEW JERSEY -- (CONTINUED)
$        130,000   New Jersey State Transportation Trust Fund Authority, Transit
                     Revenue, Series A, Prerefunded, 6/15/09 @ 100,
                     5.00%, 6/15/13                                               $        143,010
         165,000   New Jersey State Transportation Trust Fund Authority,
                     Transportation System, (MBIA Insured), Series A,
                     4.75%, 12/15/07                                                       176,562
         250,000   New Jersey State Transportation Trust Fund Authority,
                     Transportation System, Series B, Prerefunded, 6/15/07 @ 100,
                     5.25%, 6/15/12                                                        274,655
         250,000   New Jersey State Turnpike Authority, Turnpike Revenue,
                     (MBIA Insured), Series A,
                     5.75%, 1/1/18                                                         280,663
         250,000   New Jersey State, Certificates of Participation, Escrowed to
                     Maturity,
                     5.00%, 6/15/11                                                        279,078
         190,000   New Jersey State, Wastewater Treatment Trust Revenue,
                     Series A, Prerefunded, 9/1/05 @ 102,
                     5.25%, 9/1/13                                                         199,101
          10,000   New Jersey State, Wastewater Treatment Trust Revenue,
                     Unrefunded Balance,
                     5.25%, 9/1/13                                                          10,467
                   Ocean County, NJ, General Obligation Unlimited, Refunding,
                     Series B:
         250,000     4.875%, 12/15/09                                                      269,530
         200,000     4.50%, 8/1/10                                                         217,284
         800,000   Ocean County, NJ, Utilities Authority, Wastewater Revenue,
                     Refunding,
                     5.00%, 1/1/12                                                         860,352
         325,000   Ocean County, NJ, Utilities Authority, Wastewater Revenue,
                     Refunding, (General Obligation of Authority),
                     5.125%, 1/1/11                                                        350,591
         200,000   Passaic County, NJ, General Obligation Unlimited,
                     (FSA Insured),
                     5.25%, 6/1/15                                                         222,520
                   Red Bank, NJ, Board of Education, General Obligation
                     Unlimited, (School Board Residual Fund Insured):
         250,000     5.15%, 5/1/12                                                         274,085
         100,000     5.15%, 5/1/13                                                         109,634
         500,000   Ridgewood, NJ, Board of Education, General Obligation
                     Unlimited,
                     5.20%, 10/1/08                                                        552,100
         400,000   South Jersey Transportation Authority, NJ, Transportation
                     System, Revenue, (FSA Insured),
                     4.00%, 11/1/09                                                        424,252

                       See Notes to Financial Statements.

     FACE
     AMOUNT                                                                             VALUE
----------------                                                                  ----------------
MUNICIPAL BONDS+ -- (CONTINUED)

                   NEW JERSEY -- (CONTINUED)
$        150,000   Warren Township, NJ, School District, General
                     Obligation Unlimited, (School Board Residual
                     Fund Insured),
                     5.35%, 3/15/10                                               $        168,825
         500,000   West Deptford Township, NJ, General Obligation
                     Unlimited, (AMBAC Insured),
                     5.20%, 3/1/11                                                         530,110
         350,000   Western Monmouth, NJ, Utilities Authority, Revenue,
                     (AMBAC Insured), Series A,
                     5.25%, 2/1/09                                                         359,916
                                                                                  ----------------
                                                                                        17,230,249
                                                                                  ----------------

                   PUERTO RICO -- 4.4%
         250,000   Puerto Rico Commonwealth Appropration, Revenue,
                     Series A, (MBIA Insured), (LOC: Government Development
                     Bank for Puerto Rico), Mandatory Put, 2/1/12 @ 100,
                     4.10%, 8/1/29                                                         260,945
         500,000   Puerto Rico Commonwealth Infrastructure Funding
                     Authority, Revenue, Series A, (AMBAC Insured),
                     5.00%, 7/1/14                                                         542,500
                                                                                  ----------------
                                                                                           803,445
                                                                                  ----------------
                   TOTAL MUNICIPAL BONDS
                     (Cost $17,177,155)                                                 18,033,694
                                                                                  ----------------
TOTAL INVESTMENTS
  (Cost $17,177,155)(1)                                                     98.4% $     18,033,694

OTHER ASSETS IN EXCESS OF LIABILITIES                                        1.6           295,057
                                                                           -----  ----------------
NET ASSETS                                                                 100.0% $     18,328,751
                                                                           =====  ================

----------
+    Percentages indicated are based on net assets.
(1)  Aggregate cost for federal tax purposes was $17,177,430.
Abbreviations:
AMBAC -- American Municipal Bond Assurance Corporation
FGIC -- Financial Guaranty Insurance Corporation
FSA -- Financial Security Assurance
MBIA -- Municipal Bond Investors Assurance

                       See Notes to Financial Statements.

                             THE GLENMEDE PORTFOLIOS

                            NEW JERSEY MUNI PORTFOLIO
                                 CREDIT QUALITY

       ON OCTOBER 31, 2004, CREDIT QUALITY OF THE PORTFOLIO WAS AS FOLLOWS
                                  (UNAUDITED):

                                           % OF
                                        NET ASSETS        VALUE
                                        ----------    -------------
MOODY'S CREDIT RATING:
       Aaa                                    73.4%   $  13,456,340
       Aa                                     18.8        3,447,745
       A                                       6.2        1,129,609
                                        ----------    -------------
       TOTAL MUNICIPAL BONDS                  98.4%   $  18,033,694
                                        ----------    -------------
       TOTAL INVESTMENTS                      98.4%   $  18,033,694
                                        ==========    =============

     The above table does not constitute part of the audited financial statements.

                       See Notes to Financial Statements.

                             THE GLENMEDE PORTFOLIOS

                          NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The Glenmede Portfolios (the "Fund") is an investment company that was organized as a Massachusetts business trust on March 3, 1992 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of October 31, 2004, the Fund offered shares of two Sub-Trusts, the Muni Intermediate Portfolio and the New Jersey Muni Portfolio (collectively, the "Portfolios").

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by each Portfolio in the preparation of its financial statements.

     VALUATION OF SECURITIES: Municipal obligations for which market quotations are readily available are valued at the most recent quoted bid price provided by investment dealers. Municipal obligations may be valued on the basis of prices provided by a pricing service when such prices are determined by the investment advisor to reflect the fair market value of such municipal obligations; securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Debt obligations with remaining maturities of 60 days or less are valued on the basis of amortized cost.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded as of the trade date. Realized gains and losses on investments sold are computed on the basis of identified cost. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts when appropriate.

     Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Interest income is accrued based on the terms of the security. Each Portfolio segregates assets with a current value at least equal to the amount of its when-issued purchase commitments. When-issued purchase commitments involve a risk of loss if the value of the security to be purchased declines prior to settlement date, or if the counterparty does not perform under the contract.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends from net investment income, if any, are declared and paid monthly. The Portfolios distribute any net realized capital gains on an annual basis. Additional distributions of net investment income and capital gains for each Portfolio may be made at the discretion of the Board of Trustees in order to avoid a nondeductible excise tax under Section 4982 of the Internal Revenue Code, as amended.

     Income and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Portfolio, timing differences and differing characterization of distributions made by each Portfolio.

     FEDERAL INCOME TAXES: Each Portfolio intends to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies and by distributing substantially all of its tax-exempt (and taxable, if any) income to its shareholders. Therefore, no Federal income tax provision is required. Income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for amortized premiums, expired net capital loss carryforwards, discounts and net operating losses. Net investment income/(loss), net realized capital gains/(losses) and net assets are not affected. The calculation of net investment income/(loss) per share in the financial highlights tables excludes such adjustments.

     On October 31, 2004, the tax year end of the Funds, none of the portfolios had available capital loss carryforwards.

     At October 31, 2004, the components of distributable earnings on a tax basis were as follows:

                                                                          TOTAL
                                      UNDISTRIBUTED    UNDISTRIBUTED  DISTRIBUTABLE
PORTFOLIO                            ORDINARY INCOME  LONG-TERM GAIN    EARNINGS
---------                            ---------------  --------------  -------------
Muni Intermediate Portfolio           $    61,007         $   --       $   817,534
New Jersey Muni Portfolio                  61,212             --           917,476

     Total Distributable Earnings are additionally comprised of Net Unrealized Appreciation/(Depreciation) and Capital Loss Carryforwards, which are shown elsewhere in the Notes to Financial Statements.

     At October 31, 2004, the tax characterization of distributions paid during the year was equal to the book characterization of distributions paid for the Portfolios, with the following exception:

                                                      TAX     ORDINARY    LONG-TERM
PORTFOLIO                                            EXEMPT    INCOME       GAINS
---------                                            ------   --------    ---------
New Jersey Muni Portfolio                          $ 705,084  $     13    $   5,714

2. INVESTMENT ADVISORY FEE, ADMINISTRATION FEE AND OTHER RELATED PARTY TRANSACTIONS

     Glenmede Advisers, Inc. (the "Advisor"), a wholly-owned subsidiary of the Glenmede Trust Company, N.A., serves as investment advisor to the Muni Intermediate and New Jersey Muni Portfolios, pursuant to an investment management agreement with the Fund. Under this agreement, the Advisor manages the Portfolios, subject to the general supervision of the Board of Directors. The Advisor became the investment adviser to such portfolios on September 1, 2000. Prior thereto, investment advisory services were provided by The Glenmede Trust Company.

     Muni Intermediate and New Jersey Muni Portfolios do not pay a management fee for advisory services. The advisor charges a fee directly to its clients for fiduciary, trust and/or advisory services. The actual annual fees charged vary dependent on a number of factors, including the particular services provided to the client and are generally 1% or less of the clients' assets under management.

     The Muni Intermediate and New Jersey Muni Portfolios each pay The Glenmede Trust Company, N.A., shareholder servicing fees at the annual rate of 0.15% of such Portfolio's average daily net assets. Prior to January 1, 2004, the Muni Intermediate and New Jersey Muni Portfolios each paid The Glenmede Trust Company, N.A. a shareholder servicing fee at the annual rate of 0.05% of such Portfolios average daily net assets.

     Investors Bank & Trust Company ("IBT") serves as administrator, transfer agent, dividend-paying agent and custodian with respect to the Fund. The Fund pays IBT a fee based on the combined aggregate average daily net assets of the Portfolios. The fee is computed daily and paid monthly.

     Quasar Distributors, LLC serves as distributor of the Portfolios' shares. The distributor receives no fees in connection with distribution services provided to the Fund.

     The Fund pays each Board member an annual fee of $1,000 and out-of-pocket expenses incurred in attending Board meetings.

     Expenses for the year ended October 31, 2004 include legal fees paid to Drinker Biddle & Reath LLP. A partner of the law firm is Secretary of the Fund.

3.   PURCHASES AND SALES OF SECURITIES

     For the year ended October 31, 2004, cost of purchases and proceeds from sales of investment securities other than US Government securities and short-term securities were:

PORTFOLIO                                                     PURCHASES            SALES
---------                                                   ------------       ------------
Muni Intermediate Portfolio                                 $  5,485,559       $  5,718,364
New Jersey Muni Portfolio                                      5,852,447          6,491,012

     On October 31, 2004, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value were as follows:

PORTFOLIO                                   APPRECIATION   DEPRECIATION       NET
---------                                   ------------   ------------   -----------
Muni Intermediate Portfolio                  $  766,766     $   10,239    $   756,527
New Jersey Muni Portfolio                       865,749          9,485        856,264

4.   SHARES OF BENEFICIAL INTEREST

     The Fund may issue an unlimited number of shares of beneficial interest with a $.001 par value. Changes in shares of beneficial interest outstanding were as follows:

                                                    YEAR ENDED                      YEAR ENDED
                                                     10/31/04                        10/31/03
                                           ----------------------------    ----------------------------
                                               SHARES         AMOUNT          SHARES          AMOUNT
                                           ------------    ------------    ------------    ------------
MUNI INTERMEDIATE PORTFOLIO:
     Sold                                       276,425    $  2,939,660         407,515    $  4,363,700
     Redeemed                                  (371,219)     (3,946,518)       (640,386)     (6,869,337)
                                           ------------    ------------    ------------    ------------
     Net decrease                               (94,794)   $ (1,006,858)       (232,871)   $ (2,505,637)
                                           ============    ============    ============    ============

                                                    YEAR ENDED                      YEAR ENDED
                                                     10/31/04                        10/31/03
                                           ----------------------------    ----------------------------
                                               SHARES         AMOUNT          SHARES          AMOUNT
                                           ------------    ------------    ------------    ------------
NEW JERSEY MUNI PORTFOLIO:
     Sold                                       113,765    $  1,203,400         218,492    $  2,344,800
     Redeemed                                  (206,460)     (2,195,229)       (269,186)     (2,884,333)
                                           ------------    ------------    ------------    ------------
     Net decrease                               (92,695)   $   (991,829)        (50,694)   $   (539,533)
                                           ============    ============    ============    ============

     The Muni Intermediate Portfolio had one shareholder, owning beneficially or of record 10% or more of the shares outstanding of such Portfolio as of October 31, 2004.

5.   CONCENTRATION OF CREDIT

     The Muni Intermediate Portfolio and New Jersey Muni Portfolio primarily invest in debt obligations issued by the Commonwealth of Pennsylvania and the State of New Jersey, respectively, and their political subdivisions, agencies and public authorities to obtain funds for various purposes. Each Portfolio is more susceptible to factors adversely affecting issuers of the respective region that the Portfolio invests in than is a municipal bond fund that is not concentrated in these issuers to the same extent.

6.   NET ASSETS

     On October 31, 2004, net assets consisted of:

                                                          MUNI           NEW JERSEY
                                                      INTERMEDIATE          MUNI
                                                        PORTFOLIO         PORTFOLIO
                                                     --------------    --------------
Par Value                                            $        1,806    $        1,728
Paid in capital in excess of par value                   18,450,813        17,409,547
Undistributed net investment income                          61,007            61,212
Accumulated net realized loss
  from investment transactions                                   --              (275)
Net unrealized appreciation
  on investments                                            756,527           856,539
                                                     --------------    --------------
 Total Net Assets                                    $   19,270,153    $   18,328,751
                                                     ==============    ==============

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     To the Board of Trustees of The Glenmede Portfolios and Shareholders of Muni Intermediate Portfolio and New Jersey Muni Portfolio:

     In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Muni Intermediate Portfolio and New Jersey Muni Portfolio (constituting The Glenmede Portfolios, hereinafter referred to as the "Portfolios") at October 31, 2004, and the results of each of their operations for the year then ended, the changes in each of their net assets for the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
December 10, 2004

                             THE GLENMEDE FUND, INC.

                           TAX INFORMATION (UNAUDITED)
                       FOR THE YEAR ENDED OCTOBER 31, 2004

     The amount of long-term capital gains paid for the fiscal year ended October 31, 2004 was as follows:

          Small Cap Equity Portfolio                           $   40,757,559
          Large Cap Value Portfolio                            $      658,620

     Of the ordinary distributions made during the fiscal year ended October 31, 2004, the following percentages have been derived from investments in US Government and Agency Obligations. All or a portion of the distributions from this income may be exempt from taxation at the state level. Consult your tax advisor for state specific information.

          Government Cash Portfolio                                     56.61%
          Core Fixed Income Portfolio                                   57.96%

     Of the ordinary distributions made during the fiscal year ended October 31, 2004, the following percentages are tax exempt for regular Federal income tax purposes.

          Tax-Exempt Cash Portfolio                                       100%

     Of the ordinary distributions made during the fiscal year ended October 31, 2004, the following percentages qualify for the dividends received deduction available to corporate shareholders:

          Strategic Equity Portfolio                                   100.00%
          Large Cap Value Portfolio                                    100.00%
          Large Cap 100 Portfolio                                      100.00%

     The above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains for Securities and Exchange Commission (book) purposes and Internal Revenue Service (tax) purposes.

     Foreign Taxes Paid or Withheld

                                                          TOTAL        PER SHARE
                                                       ------------   -----------
          International Portfolio                      $  3,631,486   $      0.05
          Institutional International Portfolio        $  1,539,661   $      0.05

     The foreign taxes paid or withheld per share represent taxes incurred by the Fund on interest and dividends received by the Fund from foreign sources. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

                          THE GLENMEDE PORTFOLIOS, INC.

                                 TAX INFORMATION
                       FOR THE YEAR ENDED OCTOBER 31, 2004

     Of the dividends paid by the Muni Intermediate Portfolio from net investment income for the fiscal year ended October 31, 2004, 100% is tax-exempt for regular Federal income taxes and Pennsylvania taxes.

     Of the dividends paid by the New Jersey Muni Portfolio from net investment income for the fiscal year ended October 31, 2004, 100% is tax-exempt for regular Federal income taxes and New Jersey taxes.

                             THE GLENMEDE FUND, INC.
                             THE GLENMEDE PORTFOLIOS

                 OFFICERS & DIRECTORS/TRUSTEES TABLE (UNAUDITED)

     Information pertaining to the Board of Directors of The Glenmede Fund, Inc. and the Board of Trustees of The Glenmede Portfolios (collectively, the "Funds") and their respective officers is set forth below. The Statement of Additional Information includes additional information about the Directors and Trustees and is available without charge, upon request, by calling 1-800-442-8299.

INDEPENDENT DIRECTORS/TRUSTEES(1)

                                                                                                  NUMBER OF
                                                                                                 PORTFOLIOS
                                                                                                   IN FUND
                                                                                PRINCIPAL          COMPLEX
                                                                          OCCUPATIONS(S) DURING   OVERSEEN
                                                                           PAST 5 YEARS; OTHER       BY
                               POSITIONS HELD       TERM OF OFFICE* AND   DIRECTORSHIPS HELD BY   DIRECTOR/
NAME, ADDRESS AND AGE          WITH THE FUNDS      LENGTH OF TIME SERVED    DIRECTOR/TRUSTEE       TRUSTEE
---------------------        --------------------  ---------------------  ---------------------  ----------
H. FRANKLIN ALLEN, D. PHIL.  Director of the       Director of the        Nippon Life                13
Finance Department           Glenmede Fund.        Glenmede Fund since    Professor of Finance
The Wharton School                                 March 1991.            and Professor of
University of Pennsylvania   Trustee of the                               Economics from
Philadelphia, PA 19104       Glenmede Portfolios.  Trustee of the         1990-1996; Vice Dean
                                                   Glenmede Portfolios    and Director of
Age: 48                                            since May 1992.        Wharton Doctoral
                                                                          Programs from
                                                                          1990-1993. Employed
                                                                          by The University of
                                                                          Pennsylvania since
                                                                          1980.

WILLARD S. BOOTHBY, JR.      Director of the       Director of the        Former Director,           13
107 Bassett Creek Trail      Glenmede Fund.        Glenmede Fund since    Penn Engineering &
Hobe Sound, FL 33455                               October 1988.          Manufacturing Corp.;
                             Trustee of the                               Former Director of
Age: 83                      Glenmede Portfolios.  Trustee of the         Georgia-Pacific
                                                   Glenmede Portfolios    Corp.; Former
                                                   since May 1992.        Chairman and Chief
                                                                          Executive Officer
                                                                          Blyth Eastman
                                                                          Dillon & Co., Inc.;
                                                                          Former Managing
                                                                          Director of Paine
                                                                          Webber, Inc.; Former
                                                                          Chairman of U.S.
                                                                          Securities Industry
                                                                          Association.

FRANCIS J. PALAMARA          Director of the       Director of the        Former Chief               13
P.O. Box 44024               Glenmede Fund.        Glenmede Fund since    Operating Officer of
Phoenix, AZ 85064                                  October 1988.          the New York Stock
                             Trustee of the                               Exchange; Former
Age: 79                      Glenmede Portfolios.  Trustee of the         Trustee of Gintel
                                                   Glenmede Portfolios    Fund; Former
                                                   since May 1992.        Director of XTRA
                                                                          Corporation; Former
                                                                          Director and
                                                                          Executive Vice
                                                                          President-Finance of
                                                                          ARAMARK, Inc.

----------
(1) Independent Directors/Trustees are those Directors/Trustees who are not "interested persons" of the Funds as defined in the Investment Company Act of 1940, as amended (the "1940 Act").
* Each Director holds office until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected, at such meeting, or (ii) the date he or she dies, resigns or retires, or is removed by the Board of Directors or shareholders. Each Trustee holds office until the earliest of (i) the termination of the Glenmede Portfolios, or (ii) the date he or she dies, resigns or retires, or is removed by the Board of Trustees or shareholders.

INTERESTED DIRECTORS/TRUSTEES(2)

                                                                                                  NUMBER OF
                                                                                                 PORTFOLIOS
                                                                                                   IN FUND
                                                                                PRINCIPAL          COMPLEX
                                                                          OCCUPATION(S) DURING    OVERSEEN
                                                                           PAST 5 YEARS; OTHER       BY
                                POSITIONS HELD      TERM OF OFFICE* AND   DIRECTORSHIPS HELD BY   DIRECTOR/
NAME, ADDRESS AND AGE           WITH THE FUNDS     LENGTH OF TIME SERVED    DIRECTOR/TRUSTEE       TRUSTEE
---------------------        --------------------  ---------------------  ---------------------  ----------
JOHN W. CHURCH, JR.(3)       Chairman and          Chairman and           Director of Girard         13
44 Wistar Road               Director of the       Director of the        Partners LTD;
Villanova, PA 19085          Glenmede Fund.        Glenmede Fund since    Retired, Executive
                                                   October 1988.          Vice President and
Age: 72                      Chairman and                                 Chief Investment
                             Trustee of the        Chairman and           Officer of The
                             Glenmede Portfolios.  Trustee of the         Glenmede Trust
                                                   Glenmede Portfolios    Company from
                                                   since May 1992.        1979-1997.

G. THOMPSON PEW, JR.(4)      Director of the       Director of the        Director of The            13
310 Caversham Road           Glenmede Fund.        Glenmede Fund since    Glenmede Trust Co.,
Bryn Mawr, PA 19010                                October 1988.          N.A.; Former
                             Trustee of the                               Director of Brown&
Age: 62                      Glenmede Portfolios.  Trustee of the         Glenmede Holdings,
                                                   Glenmede Portfolios    Inc.; Former
                                                   since May 1992.        Co-Director,
                                                                          Principal and
                                                                          Officer of
                                                                          Philadelphia
                                                                          Investment Banking
                                                                          Co.; Former Director
                                                                          and Officer of
                                                                          Valley Forge
                                                                          Administrative
                                                                          Services Company.

----------
(2) Interested Directors/Trustees are those Directors/Trustees who are "interested persons" of the Funds as defined in the 1940 Act.
(3) Mr. Church is deemed to be an "interested" Director/Trustee of the Funds because of his stock ownership in The Glenmede Corporation, of which Glenmede Advisors, Inc., the Funds' investment adviser (the "Advisor") is a subsidiary.
(4) Mr. Pew is deemed to be an "interested" Director/Trustee of the Funds because of his affiliations with The Glenmede Trust Company and his stock ownership in The Glenmede Corporation, of which the Advisor is a subsidiary.

OFFICERS

                                                                                                 PRINCIPAL
                                                                                           OCCUPATION(S) DURING
                                POSITIONS HELD WITH      TERM OF OFFICE** AND                PAST 5 YEARS AND
NAME, ADDRESS AND AGE                THE FUNDS           LENGTH OF TIME SERVED              DIRECTORSHIPS HELD
---------------------        -------------------------  -----------------------------  ------------------------------
MARY ANN B. WIRTS            President and Treasurer    President of the Funds since   First Vice President and
One Liberty Place            of the Funds.              December 1997.                 Managing Director of The Fixed
1650 Market Street,                                                                    Income Division of The
Suite 1200                                              Treasurer of the Funds since   Glenmede Trust Company, N.A.
Philadelphia, PA 19103                                  December 2002.                 Director of Glenmede Advisers
                                                                                       since 2002.Employed by The
Age: 53                                                                                Glenmede Trust Company since
                                                                                       1982 and Glenmede Advisers
                                                                                       since 2000.

KIMBERLY C. OSBORNE          Executive Vice President   Executive Vice President       Vice President of The Glenmede
One Liberty Place            of the Funds.              of the Funds since             Trust Company, N.A. Employed
1650 Market Street,                                     December 1997.                 by The Glenmede Trust Company
Suite 1200                                                                             since 1993, and Glenmede
Philadelphia, PA 19103                                                                 Advisers since 2000

Age: 38

MICHAEL P. MALLOY            Secretary of the Funds.    Executive Vice President of    Partner in the law firm of
One Logan Square                                        the Funds since January 1995.  Drinker Biddle & Reath LLP.
18th and Cherry Streets
Philadelphia, PA 19103

Age: 45

JEFFREY J. GABOURY           Assistant Treasurer of     Assistant Treasurer of the     Director, Investors Bank &
200 Clarendon Street         the Funds.                 Funds since October 2001       Trust Company since 1996.
Boston, MA 02116

Age: 36

JILL GROSSBERG               Assistant Secretary of     Assistant Secretary of the     Director and Counsel,
200 Clarendon Street         the Funds.                 Funds since October 2001       Investors Bank & Trust Company
Boston, MA 02116                                                                       since 2000; Associate Counsel,
                                                                                       Putnam Investments, Inc.
Age: 58                                                                                (1995-2000).

DONNA ROGERS                 Chief Compliance           Chief Compliance Officer of    Senior Director, Investors
200 Clarendon Street         Officer                    the Funds since September      Bank & Trust Company
Boston, MA 02116                                        2004                           since 1994.

Age: 38

----------
** Each officer is elected by the respective Board and holds office for the term of one year and until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed, or becomes disqualified.

                             THE GLENMEDE FUND, INC.
                             THE GLENMEDE PORTFOLIOS

PROXY VOTING

     A description of the policies and procedures that the Funds' investment advisors and sub-advisors use to vote proxies relating to the Funds' portfolio securities is available, without charge, upon request, by calling
1-800-442-8299, and on the Securities and Exchange Commission's (the "SEC") website at http://www.sec/gov.

     Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, by calling 1-800-442-8299, and on the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

     The Funds file their complete schedule of portfolio holdings of each Portfolio with the SEC for the first and third quarter of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

               THE GLENMEDE FUND, INC. AND THE GLENMEDE PORTFOLIOS

INVESTMENT ADVISOR
   Glenmede Advisers, Inc.
   One Liberty Place
   1650 Market Street, Suite 1200
   Philadelphia, Pennsylvania 19103

ADMINISTRATOR
   Investors Bank & Trust Company
   200 Clarendon Street
   Boston, Massachusetts 02116

CUSTODIAN
   Investors Bank & Trust Company
   200 Clarendon Street
   Boston, Massachusetts 02116

LEGAL COUNSEL
   Drinker Biddle & Reath LLP
   One Logan Square
   18th & Cherry Streets
   Philadelphia, Pennsylvania 19103-6996

DISTRIBUTOR
   Quasar Distributors, LLC.
   615 East Michigan Street
   Milwaukee, Wisconsin 53202

INDEPENDENT ACCOUNTANTS
   PricewaterhouseCoopers LLP
   125 High Street
   Boston, Massachusetts 02110

INVESTMENT SUB-ADVISORS
   (for Small Capitalization Growth Portfolio)
   Sterling Johnston Capital Management
   50 California Street, Suite 3325
   San Francisco, California 94111

   Winslow Capital Management, Inc.
   4720 IDS Tower
   80 South Eighth Street
   Minneapolis, Minnesota 55402

INVESTMENT ADVISOR
   (for Institutional International Portfolio)

INVESTMENT SUB-ADVISOR
   (for International Portfolio)
   Philadelphia International Advisors LP
   One Liberty Place
   1650 Market Street, Suite 1200
   Philadelphia, Pennsylvania 19103

The report is submitted for the general information of the shareholders of The Glenmede Fund, Inc. and The Glenmede Portfolios. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the Funds, which contain information concerning the Fund's investment policies and expenses as well as other pertinent information.

ITEM 2. CODE OF ETHICS.

    As of October 31, 2004, the Registrant has adopted a code of ethics that applies to the Registrant's President and Treasurer (Principal Executive Officer and Principal Financial Officer). For the year ended October 31, 2004, there were no amendments to a provision of its code of ethics, nor were there any waivers, including implicit waivers granted from a provision of the code of ethics. A copy of the Registrant's code of ethics is filed with the Form N-CSR under Item 11(a).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

    The Registrant's Board of Directors has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The audit committee financial expert serving on the Registrant's audit committee is Francis J. Palamara, who is "independent" as defined in
    Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

    (a) AUDIT FEES - The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds' annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $142,069 and $178,671 for the fiscal years ended October 31, 2003 and October 31, 2004, respectively.

    (b) AUDIT-RELATED FEES - There were no fees billed for the fiscal years ended October 31, 2003 and October 31, 2004 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Funds' financial statements and are not reported under (a) of this Item.

    (c) TAX FEES - The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the review of the Funds' tax returns and excise tax calculations were $32,557 and $38,605 for the fiscal years ended October 31, 2003 and October 31, 2004, respectively.

    (d) ALL OTHER FEES - There were no other fees billed for the fiscal years ended October 31, 2003 and October 31, 2004 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

    (e) (1) The Registrant's audit committee pre-approves all audit and non-audit serves to performed by the Registrant's accountant before the accountant is engaged by the Registrant to perform such services.

        (2) There were no services described in (b) through (d) above (including services required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

    (f) None of the hours expended on the principal accountant's engagement to audit the Funds' financial statements for the fiscal year ended October 31, 2004 were attributable to work performed by persons other than the principal accountant's full-time, permanent employees.

    (g) Not applicable.

    (h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

    Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

    The Funds' full schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

    Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

    Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

    There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant's Board of Directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of
    Schedule 14A (17 CFR 240.14a-101), or this Item.

ITEM 10. CONTROLS AND PROCEDURES.

    (a) The Registrant's Principal Executive Officer and Principal Financial Officer concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))), are effective based on the evaluation of Registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report.

    (b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))), that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

    (a)(1) Code of Ethics for the Registrant's President and Treasurer (Principal Executive Officer and Principal Financial Officer) described in
    Item 2 is attached hereto.

    (a)(2) Certification of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as
    Exhibit 99CERT.

    (a)(3) Not applicable.

    (b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  THE GLENMEDE FUND, INC.
             -------------------------------------------------------------------

By (Signature and Title)    By: /s/ Mary Ann B. Wirts
                           -----------------------------------------------------
                            Mary Ann B. Wirts
                            President and Treasurer
                            (Principal Executive Officer and Principal
                              Financial Officer)

Date   January 5, 2005
      ---------------------------


    Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the date indicated.

By (Signature and Title)    By /s/ Mary Ann B. Wirts
                            ----------------------------------------------------
                            Mary Ann B. Wirts
                            President and Treasurer
                            (Principal Executive Officer and Principal
                              Financial Officer)

Date   January 5, 5005
      ---------------------------